WRL FREEDOM ELITESM
                              INDIVIDUAL FLEXIBLE
                             PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

                                   Issued by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                                1-800-851-9777
                                (727) 299-1800

     The individual flexible premium variable life insurance policy ("Policy") issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A Policyowner may, subject to certain restrictions, vary the timing and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single life insurance policy. The minimum Specified Amount for a Policy at issue is $250,000 for Issue Ages 0-60, and $100,000 for Issue Ages above 60.

     The Policy provides a death benefit payable at the Insured's death, and a Net Surrender Value that can be obtained by completely or partially surrendering the Policy. Net premiums are allocated according to the Policyowner's directions among the Sub-Accounts of the WRL Series Life Account
("Series Account"), or to a fixed interest account ("Fixed Account") or a combination of both. With respect to amounts allocated to Sub-Accounts of the Series Account, the amount of the death benefit may, and the Cash Value will, vary to reflect both the investment experience of the Sub-Accounts and the timing and amount of additional premium payments. However, as long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. While additional premium payments are not required under the Policy, additional premium payments may be necessary to prevent Lapse if there is insufficient Net Surrender Value.

     The Policy provides a free-look period allowing the Policyowner to cancel the Policy within 10 days after receipt. Certain states require a free-look period longer than 10 days, either for all Policyowners or certain classes of Policyowners.

     The assets of each Sub-Account of the Series Account will be invested solely in a corresponding Portfolio of the WRL Series Fund, Inc. (the "Fund").
The Prospectus for the Fund describes the investment objectives and the risks of investing in the Portfolios of the Fund corresponding to the Sub-Accounts currently available under the Policy. The Policyowner bears the entire investment risk for all amounts allocated to the Series Account; there is no guaranteed minimum Cash Value.

     It may not be to your advantage to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Policy described in this Prospectus.

     Please read this Prospectus and the Prospectus for the Fund carefully and retain for future reference.

The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon.

     THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS
FOR THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL
STATES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


                            Prospectus Dated January 2, 1999

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                               TABLE OF CONTENTS


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DEFINITIONS ............................................      1

INTRODUCTION ...........................................      2

INVESTMENT EXPERIENCE INFORMATION ......................      6
 Rates of Return .......................................      7
 Death Benefit, Cash Value and Net Surrender
     Value Illustrations ...............................      7
 Other Performance Data ................................     12

WESTERN RESERVE AND THE

SERIES ACCOUNT .........................................     13
 Western Reserve Life Assurance Co.
     of Ohio ...........................................     13
 The Series Account ....................................     13

POLICY BENEFITS ........................................     13
 Death Benefit .........................................     13
 When Insurance Coverage Takes Effect ..................     16
 Cash Value ............................................     16

INVESTMENTS OF THE SERIES ACCOUNT ......................     17
 WRL Series Fund, Inc. .................................     17
 Addition, Deletion, or Substitution
     of Investments ....................................     19

PAYMENT AND ALLOCATION OF PREMIUMS .....................     20
 Issuance of a Policy ..................................     20
 Premiums ..............................................     20
 Allocation of Premiums and Cash Value .................     21
 Dollar Cost Averaging .................................     22
 Asset Rebalancing Program .............................     22
 Policy Lapse and Reinstatement ........................     23

CHARGES AND DEDUCTIONS .................................     24
 Contingent Deferred Surrender Charges .................     24
 Pro Rata Decrease Charge ..............................     25
 Cash Value Charges ....................................     25
 Optional Cash Value Charges ...........................     26
 Charges Against the Series Account ....................     26
 Expenses of the Fund ..................................     26

POLICY RIGHTS ..........................................     27
 Loan Privileges .......................................     27
 Surrender Privileges ..................................     28
 Examination of Policy Privilege ("Free-Look") .........     28
 Conversion Rights .....................................     29
 Benefits at Maturity ..................................     29
 Payment of Policy Benefits ............................     29

GENERAL PROVISIONS .....................................     29
 Postponement of Payments ..............................     29
 The Contract ..........................................     29
 Suicide ...............................................     30
 Incontestability ......................................     30


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 Change of Owner or Beneficiary ........................     30
 Assignment ............................................     30
 Misstatement of Age or Sex ............................     30
 Reports and Records ...................................     30
 Optional Insurance Benefits ...........................     30

THE FIXED ACCOUNT ......................................     32
 Fixed Account Value ...................................     32
 Minimum Guaranteed and Current
     Interest Rates ....................................     32
 Allocations, Transfers and Withdrawals ................     32

DISTRIBUTION OF THE POLICIES ...........................     33

FEDERAL TAX MATTERS ....................................     33
 Introduction ..........................................     33
 Tax Charges ...........................................     33
 Tax Status of the Policy ..............................     33
 Tax Treatment of Policy Benefits ......................     34
 Possible Tax Law Changes ..............................     35
 Employment-Related Benefit Plans ......................     36

SAFEKEEPING OF THE SERIES

ACCOUNT'S ASSETS .......................................     36

VOTING RIGHTS OF THE SERIES ACCOUNT ....................     36

STATE REGULATION OF WESTERN

RESERVE ................................................     36

REINSURANCE ............................................     36

EXECUTIVE OFFICERS AND DIRECTORS

OF WESTERN RESERVE .....................................     36

LEGAL MATTERS ..........................................     37

LEGAL PROCEEDINGS ......................................     37

EXPERTS ................................................     37

ADDITIONAL INFORMATION .................................     38

YEAR 2000 MATTERS ......................................     38

INFORMATION ABOUT
WESTERN RESERVE'S
FINANCIAL STATEMENTS ...................................     38

APPENDIX A - ILLUSTRATION
OF BENEFITS ............................................     39

APPENDIX B - WEALTH INDICES OF
INVESTMENTS IN THE U.S. CAPITAL
MARKETS ................................................     42

APPENDIX C - SURRENDER CHARGE BASE
PREMIUMS ...............................................     44

INDEX TO FINANCIAL
STATEMENTS .............................................     45


              The Policy is not available in the State of New York

                                  DEFINITIONS

      ACCOUNTS -- Allocation options including the Fixed Account and Sub-Accounts of the Series Account.

      ATTAINED AGE -- The Issue Age plus the number of completed Policy years.

      ANNIVERSARY -- The same day and month as the Policy Date for each succeeding year the Policy remains In Force.

      BENEFICIARY -- The person or persons specified by the Owner as entitled to receive the death benefit proceeds under the Policy.

      CASH VALUE -- The sum of the values in each Sub-Account plus the Policy's value in the Fixed Account.

      FIXED ACCOUNT -- An allocation option other than the Series Account. The Fixed Account is part of Western Reserve's General Account.

      FUND -- WRL Series Fund, Inc., a registered management investment company in which the assets of the Series Account are invested.

      GENERAL ACCOUNT -- The assets of Western Reserve other than those allocated to the Series Account or any other separate account.

      IN FORCE -- Condition under which the coverage under the Policy or a rider is active and the Insured's life remains insured.

      INITIAL PREMIUM -- The amount which must be paid before coverage begins.

      INSURED -- The person whose life is insured under the Policy.

      ISSUE AGE -- Issue Age refers to the age on the Insured's birthday nearest the Policy Date.

      LAPSE -- Termination of the Policy at the end of the grace period.

      LOAN RESERVE -- A part of the Fixed Account to which amounts are transferred as collateral for Policy loans.

      MATURITY DATE -- The Anniversary nearer the Insured's 95th birthday, when coverage under the Policy will terminate if the Insured is living and the Policy is In Force. The Maturity Date may be extended under the Extension of Maturity Date provision of the Policy.

      MONTHLY ANNIVERSARY OR MONTHIVERSARY -- The same date in each succeeding month as the Policy Date. For purposes of the Series Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed to be the next Valuation Date.

      NET SURRENDER VALUE -- The amount payable upon surrender of the Policy equal to the Cash Value as of the date of surrender, less any Contingent Deferred Surrender Charges, less any outstanding Policy loan and plus any interest the Owner paid in advance on the loan for the period between the date of surrender and the next Policy Anniversary.

      NO LAPSE DATE -- The last Valuation Date of the third Policy year. It is the date prior to which the Policy will not lapse if certain conditions are met, even though the Net Surrender Value may be insufficient to meet the monthly deductions.

      OFFICE -- The administrative office of Western Reserve whose mailing address is P. O. Box 5068, Clearwater, Florida 33758-5068.

      PLANNED PERIODIC PREMIUM -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

      POLICY -- The flexible premium variable life insurance policy offered by Western Reserve and described in this Prospectus.

      POLICY DATE -- The date set forth in the Policy when Western Reserve deems all underwriting requirements satisfied, insurance coverage is effective, the premium(s) is allocated to the Money Market Sub-Account and monthly deductions commence under the Policy. The Policy Date is used to determine Policy years and Policy Months. Policy Anniversaries are measured from the Policy Date.

      POLICY MONTH -- A month beginning on the Monthly Anniversary.

      POLICYOWNER ("OWNER") -- The person who owns the Policy and who may exercise all rights under the Policy while living.

      PORTFOLIO -- A separate investment portfolio of the Fund.

      PREMIUM -- The portion of the premium available for allocation to either the Fixed Account or the Sub-Accounts of the Series Account, equal to the premium paid by the Policyowner.


      RECORD DATE -- The date when the Policy is recorded on the books of Western Reserve as an In Force Policy, and premiums are allocated from the Money Market Sub-Account to the Accounts as elected by the Owner on the application.


      SERIES ACCOUNT -- WRL Series Life Account, a separate investment account established by Western Reserve to receive and invest Net Premiums allocated under the Policy.

      SPECIFIED AMOUNT -- The minimum death benefit payable under the Policy as long as the Policy remains In Force. The Specified Amount is shown on the Policy Schedule Page. It will be reduced by the dollar amount of any cash withdrawal if the Policyowner has chosen the Option A death benefit. The Specified Amount may be reduced by a decrease in the Specified Amount, as described herein.

      SUB-ACCOUNT -- A sub-division of the Series Account. Each Sub-Account invests exclusively in the shares of a specified Portfolio of the Fund.

      SURRENDER CHARGE BASE PREMIUM -- The amount shown on the Policy's Schedule Page, used to help determine Contingent Deferred Surrender Charges.

      TERMINATION -- Condition when the Insured's life is no longer insured under the coverage provided.

      VALUATION DATE -- Each day on which the New York Stock Exchange is open for business.

      VALUATION PERIOD -- The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                 INTRODUCTION

 1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED-BENEFIT LIFE INSURANCE POLICY?

            Like conventional fixed-benefit life insurance, as long as the Policy remains In Force, the Policy can provide for: (1) the payment of a minimum death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of Cash Value; and (3) surrender rights and Policy loan privileges.

            The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate Premiums to one or more Sub-Accounts, or to the Fixed Account, or to a combination of both. Each Sub-Account invests in a designated Portfolio of the Fund. The amount and/or duration of the life insurance coverage and the Cash Value of the Policy are not guaranteed and may increase or decrease depending upon the investment experience of the Sub-Accounts. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Series Account but reaps the benefits of any appreciation in value. (See Allocation of Premiums and Cash Value - Allocation of Premiums, p. 21.) Unlike conventional fixed-benefit life insurance, a Policyowner also has the flexibility, subject to certain restrictions (see Premiums - Premium Limitations, p. 20), to vary the frequency and amount of premium payments and to adjust the death benefits payable under the Policy by decreasing the Specified Amount. Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Moreover, the failure to pay a scheduled premium ("Planned Periodic Premium") will not itself cause the Policy to Lapse. Additional premium payments may be necessary to prevent Lapse if Net Surrender Value is insufficient to pay the monthly deduction, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement - Lapse, p. 23.)

 2. WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

            The Policy provides the payment of benefits upon the death of the Insured. The Policy contains two death benefit options. Under Death Benefit Option A, the death benefit is the greater of the current Specified Amount of the Policy or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. Under Death Benefit Option B, the death benefit is the greater of the Specified Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. If the Owner chooses Death Benefit Option A, the Specified Amount will be reduced by the dollar amount of any withdrawal. The amount of death benefit will be reduced by any outstanding Policy loan and any due and unpaid charges. The death benefit proceeds will be increased by any interest the Owner paid in advance on the loan for the period between the date of death and the next Policy Anniversary, and by any additional insurance benefits added by rider and any unearned loan interest. Under Western Reserve's current rules, the minimum Specified Amount for a Policy at issue is $250,000 for Issue Ages 0-60, and $100,000 for Issue Ages above 60. The minimum Specified Amount is stated in the Policyowner's Policy. (See Policy Benefits - Death Benefit, p. 13.)

            Optional insurance benefits offered under the Policy include a Children's Insurance Rider; an Other Insured Rider; an Accidental Death Benefit Rider; a Disability Waiver Rider; a Disability Waiver and Income Rider; a Primary Insured Rider and a Primary Insured Rider Plus. (See Optional Cash Value Charges - Optional Insurance Benefits, p. 26.) The cost of these optional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See Charges and Deductions - Cash Value Charges, p. 25.)

            A Terminal Illness Accelerated Death Benefit Rider is automatically included with every Policy at no additional charge. (This Rider may not be available in all states.) This rider makes a "Single Sum Benefit" available prior to the Insured's death if the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced the Insured's life expectancy as defined in the rider. (See General Provisions - Optional Insurance Benefits - Terminal Illness Accelerated Death Benefit Rider, p. 31.)

            Benefits under the Policy may be paid in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 29.)

 3. HOW MAY THE AMOUNT OF THE DEATH BENEFIT AND CASH VALUE VARY?

            Under either death benefit option, as long as the Policy remains In Force, the death benefit will not be less than the current Specified Amount of the Policy. The amount of death benefit will be reduced by any outstanding policy loan, and any due and unpaid charges. The death benefit amount will be increased by any interest the Owner paid in advance on the loan for the period between the date of death and the next Policy Anniversary, and by any insurance benefits added by rider. The death benefit may exceed the Specified Amount depending upon the death benefit option chosen and the Cash Value of the Policy. (See Policy Benefits - Death Benefit, p. 13.)

            The Policy's Cash Value in the Series Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Sub-Accounts, any cash withdrawals, and any charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Sub-Accounts is borne by the Policyowner; Western Reserve does not guarantee a minimum Cash Value. (See Policy Benefits - Cash Value, p. 16.)

 4. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

            The Policyowner has significant flexibility to adjust the death benefit payable by changing the Death Benefit Option, by decreasing the Specified Amount of the Policy or by adding riders to increase the total death benefit payable. No change in the Death Benefit Option may be made during the first three Policy years. The Policyowner may change the Death Benefit Option only once each Policy year after the third Policy year. (See Death Benefit - Change in Death Benefit Option, p. 14.) No decrease in the Specified Amount may be requested during the first three Policy years. (See Policy Benefits - Death Benefit, p. 13.) (See Cash Value Charges - Cost of Insurance, p. 25.)


 5. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE IN CONNECTION WITH PREMIUM
    PAYMENTS?

            A Policyowner has considerable flexibility concerning the amount and frequency of premium payments. Western Reserve will require the Policyowner to pay an Initial Premium at least equal to a minimum monthly first year premium set forth in the Policy before insurance coverage is In Force. Thereafter, a Policyowner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Payment and Allocation of Premiums - Premiums, p. 20.) Each Policyowner will also determine a Planned Periodic Premium schedule. The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. The amount and frequency of Planned Periodic Premium payments will be set forth in the Policy. The amount and frequency of Planned Periodic Premium payments may be changed upon written request. (See Premiums - Planned Periodic Premiums, p. 20.)

 6. HOW LONG WILL THE POLICY REMAIN IN FORCE?


            The Policy will Lapse only when Net Surrender Value is insufficient to pay the monthly deduction (see Charges and Deductions - Cash Value Charges, p. 25), and a grace period expires without a sufficient payment by the Policyowner. (See Loan Privileges - Indebtedness, p. 28.) During the first three Policy years (that is, until the No Lapse Date), the Policy will remain In Force and no grace period will begin provided: (1) no riders have been added since the Policy Date; and (2) the total premiums received (minus any withdrawals, any outstanding loans and any pro rata Decrease Charge) equals or exceeds the minimum monthly guarantee premium times the number of months since the Policy Date, including the current month. The minimum monthly guarantee premium is set forth in the Policy, unless changed due to a requested change under the Policy by the Policyowner, at which time the Policyowner will be notified of the new minimum monthly guarantee premium and its effective date. The Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to Lapse. Second, after the No Lapse Date the Policy can lapse even if Planned Periodic Premiums or premiums in other amounts have been paid, if Net Surrender Value is insufficient to pay the monthly deduction, and a grace period expires without a sufficient payment. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly deductions. If the Insured is alive and the Policy is In Force on the Maturity Date, which is the Insured's 95th birthday, the Policy will then terminate and no longer be In Force. The Net Surrender Value as of the Maturity Date will be paid to the Policyowner. Upon written request, Western Reserve will extend the Maturity Date, as elected by the Policyowner, to one of the following: (1) if the Death Benefit Option Type is other than Option A, the Option Type will be changed to Option A. On each Valuation Date, the Specified Amount will be adjusted to equal the Cash Value, and the Limitation Percentage will be 100%. No additional premium payments will be permitted except to prevent lapse of the Policy. All future monthly deductions will be waived; or (2) the Maturity Date will automatically be extended until the next Policy Anniversary. The Policyowner must request in writing that the Maturity Date be extended prior to each Policy Anniversary thereafter. (See Policy Rights - Benefits at Maturity, p. 29.)


 7. HOW ARE PREMIUMS ALLOCATED?

            The full premium is available for allocation ("Premium"). The Policyowner initially determines the allocation of the Premium among the Sub-Accounts, each of which invests in shares of a designated Portfolio of the Fund, or to the Fixed Account, or a combination of both. Each Portfolio has a different investment objective. (See Investments of the Series Account
    - WRL Series Fund, Inc., p. 17.) The allocation of future Premiums may be changed at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve reserves the right to impose a $25 charge for each allocation change in excess of one per Policy year quarter.

 8. IS THERE A "FREE-LOOK" PERIOD?

            Yes, the Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In most states, Western Reserve will refund the current value of the amounts allocated to the Accounts plus any charges previously deducted. In certain states, the refund will be the total of all premiums paid. (See Policy Rights - Examination of Policy Privilege, p. 28.)

 9. MAY THE POLICY BE SURRENDERED?

            Yes, the Policyowner may totally surrender the Policy at any time and receive the Net Surrender Value of the Policy. Subject to certain limitations, the Policyowner may also make cash withdrawals from the Policy at any time after the first Policy year and prior to the Maturity Date. (See Policy Rights - Surrender Privileges, p. 28.) If Death Benefit Option A is in effect, cash withdrawals will reduce the Policy's Specified Amount by the amount of the cash withdrawal.

10. WHAT IS THE LOAN PRIVILEGE?

            After the first Policy Anniversary, a Policyowner may obtain a Policy loan in any amount which is not greater than 90% of the Cash Value less any surrender charge and any already outstanding loan. Western Reserve reserves the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy, under Section 1035(a) of the Internal Revenue Code of 1986, as amended. It should be noted, however, that a loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a Federal income tax penalty. (See Federal Tax Matters, p. 33.)


            The interest rate charged on Policy loans is at the rate of 5.2% payable annually in advance (equivalent to an effective annual rate of 5.5%). The requested loan amount, plus interest in advance, will be transferred from the Accounts to the Loan Reserve and credited at the end of each Policy year with guaranteed interest at a rate of 4% per year. Western Reserve may from time to time, and in its sole discretion, credit the Loan Reserve with additional interest at a rate higher than 4% per year. The Loan Reserve is currently credited with a rate higher than 4% per year. The minimum loan amount is generally $500. (See Policy Rights - Loan Privileges, p. 27.) Upon repayment of a loan, amounts in the Loan Reserve in excess of the outstanding value of the loan are currently transferred to the Accounts in the same manner as Premium allocations; however, Western Reserve may in the future require these amounts to be transferred to the Fixed Account. (See The Fixed Account, p. 32.)

            There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if anticipated earnings, taking into account any outstanding loans, are not achieved. There are also adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 34.)


11. WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?


            "Contingent Deferred Surrender Charges" are deducted if the Policy is surrendered during the first fifteen Policy years. The surrender charges consist of an Issue Charge of $5.00 per $1,000 of Specified Amount, and also consists of a Sales Charge equal to 26.5% of the Surrender Charge Base Premium and not more than 8.4% of premiums above that amount. A declining percentage of the surrender charge is assessed after the tenth year. Under some circumstances the level of contingent deferred surrender charges might result in no net surrender value available in the first few policy years in the event of a surrender. In addition, a pro rata Decrease Charge equal to the Contingent Deferred Surrender Charges on a full surrender multiplied by the ratio of the requested decrease in Specified Amount to the initial full Specified Amount will be calculated and charged to the Cash Value for any decreases in the Policy's Specified Amount which occur during the first fifteen Policy years. Any future Contingent Deferred Surrender Charges will be reduced proportionately by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in Specified Amount to the initial full Specified Amount. The Contingent Deferred Surrender Charges imposed upon early surrender or a decrease in Specified Amount will be significant. As a result, you should purchase a Policy only if you have the financial capability to keep it In Force at the initial Specified Amount for a substantial period of time. (See Charges and Deductions - Contingent Deferred Surrender Charge, p. 24 and Pro Rata Decrease Charge, p. 25.)


            Cost of insurance charges and a $5.00 monthly Policy Charge, are deducted monthly from the Cash Value of each Policy to compensate Western Reserve for the cost of administering the Policy. Cost of insurance charges will vary with the Policy's Specified Amount, the Death Benefit Option chosen and the investment experience of the Portfolios in which the Policy is invested. (See Charges and Deductions - Cash Value Charges, p. 25.)

            Optional Cash Value charges are deducted from the Policy as a result of Policyowner changes or elections made to the Policy. Optional Cash Value charges include charges for: optional insurance benefits, change in Premium allocation, certain Cash Value transfers and cash withdrawals. (See Charges and Deductions - Optional Cash Value Charges, p. 26.)

            Western Reserve charges the Sub-Accounts for the mortality and expense risks Western Reserve assumes. The charge is made daily at an effective annual rate of 0.90% of the average daily net assets of each Sub-Account. This charge is guaranteed to be reduced to 0.60% after the first fifteen Policy years. Western Reserve intends to reduce this charge to 0.30% starting in the sixteenth Policy year. However, the reduction to 0.30% is not guaranteed and Western Reserve reserves the right to maintain this charge at 0.60% level after the fifteenth Policy year. (See Charges and Deductions - Charges Against the Series Account, p. 26.)

            Each Sub-Account invests in a corresponding Portfolio of the Fund. Each Portfolio pays investment management fees based on a percentage of the Portfolio's average daily net assets. The annual management fees and other Fund expenses for the Portfolios are provided on p. 6, under the heading Fund Annual Expenses. Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.

            Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio until April 30, 1999. Prior to ISI seeking reimbursement, Policyowners will be notified in advance. In addition, the Portfolios incur certain operating expenses. (See Investments of the Series Account - WRL Series Fund, Inc., p. 17.)

            No charges are currently made from the Series Account for Federal or state income taxes. Should Western Reserve determine that such taxes may be imposed by Federal or state agencies, Western Reserve may make deductions from the Series Account to pay these taxes. (See Federal Tax Matters, p. 33.)

12. ARE TRANSFERS PERMITTED AMONG THE ACCOUNTS?


            Yes. A Policyowner may transfer Cash Value among the Sub-Accounts or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (See the Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) Twelve Cash Value transfers are permitted without charge in a Policy year. Each additional transfer will be subject to a transfer charge of $10. This charge will not be increased. Certain restrictions apply to transfers from the Fixed Account. Western Reserve may at any time revoke or modify the transfer privilege. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers, p. 21.)


13. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

            At present, there is only limited guidance for determining whether a Policy meets the requirements prescribed by tax legislation for tax treatment as a life insurance contract under Section 7702 of the Internal Revenue Code. With respect to a Policy that is issued on the basis of a rate class using non-tobacco use Ultimate Select, non-tobacco use Select, tobacco use Ultimate Standard or tobacco use Standard guaranteed rates, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is even less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not qualify as a life insurance contract, Western Reserve will take whatever steps are appropriate and reasonable to attempt to have such a Policy comply with Section 7702. For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, Western Reserve believes that the death benefit paid under the Policy generally should be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Moreover, the Owner should not be deemed in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

            A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. (See Tax Treatment of Policy Benefits - Modified Endowment Contracts, p. 34.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any distributions of gains generally will be subject to a 10% Federal income tax penalty.

            If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans and loans secured by a Policy will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% Federal income tax penalty. For further elaboration on the tax consequences of a Policy, see Federal Tax Matters, p. 33.

FUND ANNUAL EXPENSES* (AS A % OF FUND AVERAGE NET ASSETS)

                                                Aggressive    Emerging
                                                  Growth       Growth      Growth
                                                 Portfolio   Portfolio   Portfolio
                                               ------------ ----------- -----------
Management Fees ..............................      0.80%       0.80%       0.80%
Other Expenses (after reimbursement) .........      0.16%       0.13%       0.07%
Total Fund Annual Expenses ...................      0.96%       0.93%       0.87%


                                                                                       C.A.S.E.
                                                  Global     Balanced   Value Equity    Growth
                                                Portfolio   Portfolio     Portfolio    Portfolio
                                               ----------- ----------- -------------- ----------
Management Fees ..............................     0.80%       0.80%          0.80%       0.80%
Other Expenses (after reimbursement) .........     0.20%       0.14%          0.09%       0.20%
Total Fund Annual Expenses ...................     1.00%       0.94%          0.89%       1.00%


                                                     Strategic     Growth &     Money
                                          Bond     Total Return     Income      Market
                                       Portfolio     Portfolio    Portfolio   Portfolio
                                      ----------- -------------- ----------- -----------
 Management Fees ....................     0.45%          0.80%       0.75%       0.40%
 Other Expenses
  (after reimbursement) .............     0.14%          0.08%       0.21%       0.08%
 Total Fund Annual Expenses .........     0.59%          0.88%       0.96%       0.48%



                                        Tactical                                     Third         Real
                                          Asset     International                    Avenue       Estate
                                       Allocation       Equity      U.S. Equity      Value      Securities
                                        Portfolio     Portfolio      Portfolio    Portfolio**   Portfolio**
                                      ------------ --------------- ------------- ------------- ------------
 Management Fees ....................      0.80%           1.00%         0.80%         0.80%         0.80%
 Other Expenses
  (after reimbursement) .............      0.07%           0.50%         0.50%         0.20%         0.20%
 Total Fund Annual Expenses .........      0.87%           1.50%         1.30%         1.00%         1.00%

 * Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund. Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio until April 30, 1999. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

** Because the Third Avenue Value Portfolio commenced operations on January 2,
   1998, and the Real Estate Securities Portfolio commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Fund Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.

     The purpose of the preceding Table is to assist the Policyowner in understanding the various costs and expenses that a Policyowner will bear directly and indirectly. The Table reflects charges and expenses of the Portfolios of the Fund for the fiscal year ended December 31, 1997, except that the "Other Expenses" and "Total Fund Annual Expenses" for the Third Avenue Value and Real Estate Securities Portfolios are estimates. Expenses of the Fund may be higher or lower in the future. Certain states and other governmental entities may impose a premium tax, which the Table does not include. For more information on the charges described in this Table, see "Charges And Deductions" on page 24 and the Fund Prospectus which accompanies this Prospectus.

     WRL Investment Management, Inc. ("WRL Management") has undertaken, until at least April 30, 1999, to pay Fund expenses on behalf of the Portfolios to the extent normal operating expenses of a Portfolio exceed a stated percentage of each Portfolio's average daily net assets. The expense limitation for the Aggressive Growth, Emerging Growth, Growth, Global, Balanced, Value Equity, C.A.S.E. Growth, Third Avenue Value, Strategic Total Return, Growth & Income, Tactical Asset Allocation and Real Estate Securities Portfolios is 1.00% of the average daily net assets; 0.70% of the average daily net assets of the Bond and Money Market Portfolios; 1.50% of the average daily net assets of the International Equity Portfolio; and 1.30% of the average daily net assets of the U.S. Equity Portfolio. In 1997, WRL Management, the Fund's Investment Adviser, reimbursed the C.A.S.E. Growth Portfolio in the amount of $50,000, the International Equity Portfolio in the amount of $179,000 and the U.S. Equity Portfolio in the amount of $29,000. Without such reimbursement, the total annual Fund expenses during 1997 for the C.A.S.E. Growth Portfolio, International Equity Portfolio and U.S. Equity Portfolio would have been 1.13%, 3.12% and 1.49%, respectively.

                       INVESTMENT EXPERIENCE INFORMATION

      THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND AND HYPOTHETICAL ILLUSTRATIONS OF THE POLICY BASED ON THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

      The Policies became available for sale in January of 1999. The Series Account and the Fund commenced operations on October 2, 1986. The rates of return shown below depict the historic investment experience of each Portfolio of the Fund for the periods shown and assumes that the rate of return for each Portfolio in each calendar year was uniformly earned throughout the year. The actual performance of the Portfolios, however, has and will vary throughout the year, and will result in variable monthly deductions from Cash Value that could affect performance. The illustrations of death benefits, Cash Values and Net Surrender Values shown below depict these Policy features for a hypothetical Policy as if it had been purchased on January 1, 1987, for an Insured in the age and risk classes indicated, based on the historical investment experience of the Portfolio indicated since January 1 of the year following a Portfolio's inception. The actual rate of return for each Portfolio in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year.

RATES OF RETURN

      The rates of return shown below are based on the historic investment performance, as described above, after the deduction of investment management fees and direct Fund expenses, of the Portfolios of the Fund. The rates are average annual compounded rates of return for the periods ended on December 31, 1997. (See Investments of the Series Account - WRL Series Fund, Inc., p. 17.)

      These rates of return do not reflect the annual charge against the assets of the Series Account for mortality and expense risks. These rates of return also do not reflect the monthly deductions from Cash Value, or surrender charges. (See Contingent Deferred Surrender Charges, p. 24; and Cash Value Charges, p. 25.) Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. (See, however, Death Benefit, Cash Value and Net Surrender Value Illustrations, below.) Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

      Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. As an unmanaged index, the S&P 500 does not reflect any deduction for the expense of operating and managing an investment portfolio.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1997


                                          10          5          3          1
Fund Portfolio            Inception*     Years      Years      Years      Year
------------------------ ------------ ---------- ---------- ---------- ----------
Growth                       17.65%      18.66%     14.23%     26.83%     17.54%
Global                       20.41%        N/A      20.38%     23.13%     18.75%
Bond                          7.77%       8.98%      7.24%     10.37%      9.16%
Money Market                  5.00%       5.06%      4.31%      5.22%      5.24%
Emerging Growth              20.33%        N/A        N/A      28.45%     21.45%
Strategic Total Return       15.07%        N/A        N/A      20.43%     21.85%
Aggressive Growth            17.72%        N/A        N/A      23.73%     24.25%
Balanced                     10.44%        N/A        N/A      15.81%     17.10%
Growth & Income              14.17%        N/A        N/A      20.35%     24.65%
Tactical Asset
  Allocation                 17.04%        N/A        N/A      17.01%     16.59%
C.A.S.E Growth               20.09%        N/A        N/A        N/A      15.03%
Value Equity                 23.14%        N/A        N/A        N/A      25.04%
International Equity          7.50%        N/A        N/A        N/A       7.50%
U.S. Equity                  27.01%        N/A        N/A        N/A      27.01%
S&P 500                      16.95%      18.06%     20.27%     31.15%     33.36%

* The Growth, Bond and Money Market Portfolios of the Fund commenced operations on October 2, 1986. The Global Portfolio commenced operations on December
   3, 1992. The Emerging Growth and Strategic Total Return Portfolios commenced operations on March 1, 1993. The Aggressive Growth, Balanced and Growth & Income Portfolios commenced operations on March 1, 1994. The Tactical Asset Allocation Portfolio commenced operations on January 3,
   1995. The C.A.S.E. Growth Portfolio commenced operations on May 1, 1995.
   The Value Equity Portfolio commenced operations on May 1, 1996. The International Equity and U.S. Equity Portfolios commenced operations on January 2, 1997. The S&P 500 returns are based on an inception date of October 2, 1986.

Because the Third Avenue Value and Real Estate Securities Portfolios had not yet commenced operations as of December 31, 1997, the above chart does not reflect rates of return for these Portfolios.

      Additional information regarding the investment performance of the Portfolios of the Fund appears in the attached Prospectus for the Portfolios of the Fund.


DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE
ILLUSTRATIONS


      In order to demonstrate how the historic investment experience of the Portfolios could have affected the Option A death benefits, the Policy Cash Value and the Net Surrender Value, the following hypothetical illustrations are based on the historic investment experience of each Portfolio. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy available for purchase today had been in existence during the period of time illustrated. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year, and will result in variable monthly deductions from Cash Value that could affect performance. These illustrations do not represent what may happen in the future.


      For each Portfolio, the illustrations show Option A based on the payment of annual premiums of $5,500 at the beginning of each Policy year, and a Specified Amount of $500,000 for a male age 35. The illustrations assume that the Insured is placed in Western Reserve's non-tobacco use Ultimate Select underwriting rate class. (See Cash Value Charges - Cost of Insurance, p. 25.) The illustrations also assume that the Policy's entire Cash Value is allocated to the Sub-Account corresponding to the Portfolio shown. The illustrated values would be different if the Policyowner had chosen Option B death benefits.


      The amounts shown for death benefits, Cash Values and Net Surrender Values take into account all charges and deductions from the Policy, the Series Account and the Fund (see Charges and Deductions - Charges Against the Series Account, p. 26, and Investments of the Series Account - WRL Series Fund, Inc.,
p. 17).


      For each Portfolio of the Fund, one illustration is based on the guaranteed cost of insurance rates, while the other illustration is based on the current cost of insurance rates. These examples of Policy performance are for the specific age, sex, rate class, premium payment pattern and Policy set forth above. The amount and timing of premium payments would affect individual Policy benefits as would any withdrawals or loans.


      This Prospectus also contains illustrations based on hypothetical rates of return. (See Appendix A, pages 39-41.)


      The following example shows how the hypothetical net return of the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GROWTH PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                            Cash Value           Net Surrender Value
                                     ------------------------  -----------------------
Policy Anniversary on January 1 of     Current    Guaranteed     Current    Guaranteed
------------------------------------ ----------  ------------  ----------  -----------
1988 ...............................  $  5,230     $  5,157     $  1,357    $  1,284
1989* ..............................    11,490       11,310        7,155       6,975
1990* ..............................    24,123       23,719       19,325      18,921
1991* ..............................    27,907       27,375       22,647      22,115
1992* ..............................    52,102       51,062       46,381      45,340
1993* ..............................    57,475       56,266       51,291      50,083
1994* ..............................    63,480       62,076       56,834      55,431
1995* ..............................    61,646       60,203       54,539      53,096
1996* ..............................    97,318       95,030       89,749      87,460
1997* ..............................   118,226      115,441      110,195     107,409
1998* ..............................   144,947      141,570      138,152     134,776

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Bond Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                                BOND PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1988 ...............................  $ 4,421       $ 4,354      $   548      $   481
1989* ..............................    9,648         9,486        5,313        5,151
1990* ..............................   16,440        16,134       11,643       11,337
1991* ..............................   22,369        21,896       17,110       16,637
1992* ..............................   31,344        30,631       25,623       24,910
1993* ..............................   38,503        37,574       32,320       31,390
1994* ..............................   47,783        46,571       41,138       39,926
1995* ..............................   48,358        47,060       41,251       39,953
1996* ..............................   64,439        62,697       56,870       55,127
1997* ..............................   67,734        65,890       59,702       57,859
1998* ..............................   78,666        76,562       71,871       69,767

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MONEY MARKET PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1988 ...............................  $ 4,939       $ 4,868      $ 1,066      $   995
1989* ..............................   10,133         9,968        5,798        5,632
1990* ..............................   15,862        15,569       11,065       10,772
1991* ..............................   21,837        21,376       16,578       16,117
1992* ..............................   27,578        26,942       21,857       21,220
1993* ..............................   32,839        32,026       26,655       25,843
1994* ..............................   37,883        36,884       31,238       30,239
1995* ..............................   43,418        42,206       36,311       35,098
1996* ..............................   49,882        48,468       42,312       40,899
1997* ..............................   56,352        54,748       48,320       46,717
1998* ..............................   63,090        61,330       56,295       54,536

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Global Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GLOBAL PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1994 ...............................  $ 6,383       $ 6,302      $ 2,509      $ 2,428
1995* ..............................   11,008        10,839        6,673        6,504
1996* ..............................   19,249        18,919       14,452       14,121
1997* ..............................   29,868        29,295       24,609       24,036
1998* ..............................   41,264        40,416       35,543       34,694

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Emerging Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           EMERGING GROWTH PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1995 ...............................  $ 4,281       $ 4,214      $   407      $   341
1996* ..............................   13,323        13,117        8,987        8,781
1997* ..............................   21,002        20,642       16,205       15,845
1998* ..............................   31,182        30,587       25,923       25,328

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Strategic Total Return Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                       STRATEGIC TOTAL RETURN PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1995 ...............................  $ 4,631       $ 4,562      $   758      $   689
1996* ..............................   11,644        11,460        7,309        7,124
1997* ..............................   18,395        18,069       13,598       13,271
1998* ..............................   28,146        27,589       22,887       22,330

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                          AGGRESSIVE GROWTH PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current an Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1996 ...............................  $ 6,666       $ 6,583      $ 2,792      $ 2,709
1997* ..............................   12,314        12,132        7,978        7,797
1998* ..............................   21,153        20,803       16,355       16,005

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Balanced Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              BALANCED PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1996 ...............................  $ 5,654       $ 5,578      $ 1,781      $ 1,704
1997* ..............................   11,244        11,069        6,908        6,734
1998* ..............................   18,785        18,457       13,988       13,660

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Growth & Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           GROWTH & INCOME PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1996 ...............................  $ 5,950       $ 5,872      $ 2,077      $ 1,999
1997* ..............................   11,584        11,407        7,249        7,071
1998* ..............................   20,274        19,929       15,477       15,132

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Tactical Asset Allocation Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                      TACTICAL ASSET ALLOCATION PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1996 ...............................  $ 5,703       $ 5,626      $ 1,829      $ 1,753
1997* ..............................   11,672        11,492        7,336        7,157
1998* ..............................   18,980        18,652       14,183       13,855

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the C.A.S.E. Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1996, if the C.A.S.E. Growth Portfolio had been offered by the Policy as of January 1, 1996. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                           C.A.S.E. GROWTH PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of    Current     Guaranteed     Current     Guaranteed
------------------------------------ ---------   ------------   ---------   -----------
1997 ...............................  $ 5,447       $ 5,373      $1,574        $1,499
1998* ..............................   11,759        11,577       7,424         7,242

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Value Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            VALUE EQUITY PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1998 ...............................   $5,906      $5,829         $2,033      $1,955

     The following example shows how the hypothetical net return of the U.S. Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                             U.S. EQUITY PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1998 ...............................   $6,006      $5,927         $2,133      $2,054

     The following example shows how the hypothetical net return of the International Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                        INTERNATIONAL EQUITY PORTFOLIO
                   Male, Issue Age 35, $5,500 Annual Premium
       ($500,000 Specified Amount, Non-Tobacco Use Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                              Cash Value            Net Surrender Value
                                       ------------------------   -----------------------
Policy Anniversary on January 1 of      Current     Guaranteed     Current     Guaranteed
------------------------------------   ---------   ------------   ---------   -----------
1998 ...............................   $5,035      $4,964         $1,162      $1,090

     Because the Third Avenue Value Portfolio and Real Estate Securities Portfolio had not yet commenced operations as of December 31, 1997, there are no hypothetical illustrations for these Portfolios.

OTHER PERFORMANCE DATA

      Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.


      Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.


      Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the S&P 500, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

      Western Reserve is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

      In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SERIES ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

      Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Office of Western Reserve is located in St. Petersburg, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

      PUBLISHED RATINGS OF WESTERN RESERVE.   Western Reserve may from time to
time publish in advertisements, sales literature and reports to Policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/ health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Series Account, its Sub-Accounts, the Fund, its Portfolios, or to their performance.

THE SERIES ACCOUNT

      WRL Series Life Account ("Series Account") was established by Western Reserve as a separate account on July 16, 1985. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest the Net Premiums paid under this Policy and other flexible premium variable life insurance policies issued by Western Reserve.

      Although the assets of the Series Account are the property of Western Reserve, the Code of Ohio, under which the Series Account was established, provides that the assets in the Series Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Series Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Series Account's assets exceed its liabilities arising under the Policies supported by it.

      The Series Account is currently divided into sixteen Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account of the Series Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account or arising out of any other business Western Reserve may conduct.

                                POLICY BENEFITS

DEATH BENEFIT

      Policyowners designate in the initial application one of two death benefit options offered under the Policy: Death Benefit Option A ("Option A") and Death Benefit Option B ("Option B"). As long as the Policy remains In Force, (see Policy Lapse and Reinstatement - Lapse, p. 23), Western Reserve will, upon receiving due proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 29.) Western Reserve guarantees that as long as the Policy remains In Force (see Policy Lapse and Reinstatement - Lapse, p. 23), the death benefit proceeds under either option will never be less than the

Specified Amount of the Policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance In Force provided by rider and any unearned loan interest.


      OPTION A.   The death benefit is the greater of (i) the current Specified
Amount of the Policy or (ii) a specified percentage (the "limitation percentage") times the Cash Value of the Policy on the date of death of the Insured. A cash withdrawal will reduce the Specified Amount by the dollar amount of the withdrawal. No pro rata Decrease Charge is charged when the Specified Amount is decreased as a result of a cash withdrawal. The limitation percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For an Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the following Limitation Percentage Table. Accordingly, under Option A the death benefit will remain level unless the limitation percentage times the Cash Value exceeds the Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies.


      ILLUSTRATION OF OPTION A.   For purposes of this illustration, assume
that the Insured's Attained Age is under 40, there have been no withdrawals or decreases in Specified Amount and that there is no outstanding indebtedness. Under Option A, a Policy with a $500,000 current Specified Amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 Specified Amount. Each additional dollar added to Cash Value above $200,000 will increase the death benefit by $2.50.

      Similarly, so long as the Cash Value exceeds $200,000, each dollar taken out of the Cash Value will reduce the death benefit by $2.50. If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy, reduced by the dollar value of any cash withdrawals.

                          LIMITATION PERCENTAGE TABLE

    ATTAINED AGE                           PER YEAR
    OF INSURED                    LESS     OVER AGE
----------------------            ------   ---------
40 and under .........   250%
41 - 45 ..............   250%      7%         40
46 - 50 ..............   215%      6%         45
51 - 55 ..............   185%      7%         50
56 - 60 ..............   150%      4%         55
61 - 65 ..............   130%      2%         60
66 - 70 ..............   120%      1%         65
71 - 75 ..............   115%      2%         70
76 - 90 ..............   105%      0%         75
91 - 95 ..............   105%      1%         90

      OPTION B.   The death benefit is equal to the greater of (i) the
Specified Amount plus the Cash Value of the Policy on the date of death of the Insured or (ii) the limitation percentage times the Cash Value of the Policy on or prior to the date of death of the Insured. The applicable percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Limitation Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies.

      ILLUSTRATION OF OPTION B.   For purposes of this illustration, assume
that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $500,000 will generally pay a death benefit of $500,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $333,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $333,333 will increase the death benefit by $2.50.

      Similarly, any time Cash Value exceeds $333,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.

      CHOOSING DEATH BENEFIT OPTION A OR OPTION B.   Assuming the death benefit
is not determined by reference to the limitation percentage, Option A will provide a Specified Amount of death benefit which does not vary with changes in Cash Value. Thus, under Option A, as Cash Value increases, Western Reserve's net amount at risk and therefore the pure insurance protection under the Policy will decline. In contrast, Option B involves a constant net amount at risk, assuming that the death benefit is not determined by reference to the limitation percentage. Assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option A death benefit will be less than under a corresponding Policy with an Option B death benefit. Because of this, if investment performance is positive, Cash Value under Option A will increase faster than under Option B but the total death benefit under Option B will generally be greater. Thus, Option A could be considered more suitable for Policyowners whose goal is increasing Cash Value based upon positive investment experience while Option B could be considered more suitable for Policyowners whose goal is increasing total death benefit.

      CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed by the Policyowner once each Policy year after the third Policy year by sending Western Reserve a written request for change. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

      Under Western Reserve's current rules, no change may be made if it would result in a Specified Amount less than the minimum Specified Amount set forth in the Policy. The effective date of any change will be the Monthly Anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.


      If the death benefit option is changed from Option B to Option A, the Specified Amount will be increased by an amount equal to the Policy's Cash Value on the effective date of change. If the death benefit option is changed from Option A to Option B, the Specified Amount will be decreased by an amount equal to the Cash Value on the effective date of the change. The Policyowner may either change the Death Benefit Option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year.


      CORRIDOR PERCENTAGE.   If, pursuant to requirements of the Internal
Revenue Code of 1986, as amended, the death benefit under a Policy is determined by reference to the limitation percentages discussed above, the Policy is described as "in the corridor," and an increase in the Cash Value of the Policy will increase the net amount at risk assumed by Western Reserve and consequently increase the cost of insurance deducted from the Cash Value of the Policy. (See Cash Value Charges - Cost of Insurance, p. 25.)


      INSURANCE PROTECTION.   A Policyowner may increase or decrease the pure
insurance protection provided by a Policy (I.E., the difference between the death benefit and the Cash Value) in one of several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a cash withdrawal from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:


      (a) A decrease in the Specified Amount will, subject to the limitation percentage (see Policy Benefits - Death Benefit, p. 13), in general decrease the insurance protection and the charges under the Policy without reducing the Cash Value. A pro rata Decrease Charge will be assessed against Cash Value at the time of decrease prior to the end of the 15th Policy year. (See Charges and Deductions - Pro Rata Decrease Charge, p. 25)


      (b) If Option A is elected, an increased level of premium payments will reduce the pure insurance protection, until the limitation percentage times the Cash Value exceeds the Specified Amount. Increased premiums should increase the amount of Net Surrender Value available to keep the Policy In Force.


      (c) A cash withdrawal will reduce the death benefit. (See Surrender Privileges - Cash Withdrawals, p. 28.) However, it has no effect on the amount of pure insurance protection and charges under the Policy, unless the death benefit payable is governed by the limitation percentages. It results in a reduced amount of Net Surrender Value available to pay the monthly deduction, thereby increasing the possibility that the Policy will lapse.

      (d) A reduced level of premium payments also generally increases the amount of pure insurance protection if Option A is elected, or maintains the same amount of pure insurance protection if Option B is elected, again depending on the limitation percentage. It results in a reduced amount of Cash Value and increases the possibility that the Policy will Lapse.

      HOW DEATH BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the current Specified Amount of the Policy. These proceeds will be reduced by any outstanding policy loan and any due and unpaid charges.The proceeds are increased by any interest the Owner paid in advance on the loan for the period between the date of death and the next Policy Anniversary, and by any insurance benefits added by rider.

      The death benefit may, however, vary with the Policy's Cash Value. Under Option A, the death benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Specified Amount of the Policy. The death benefit under Option B will always vary with the Cash Value because the death benefit equals either the Specified Amount plus the Cash Value or the limitation percentage times the Cash Value.

      DECREASE IN SPECIFIED AMOUNT.   Subject to certain limitations, a
Policyowner may decrease the Specified Amount of a Policy. We reserve the right to limit any decrease to no more than 20% of the then current Specified Amount. A decrease in Specified Amount may affect the net amount at risk, which may affect a Policyowner's cost of insurance charge. (See Cash Value Charges - Cost of Insurance, p. 25.) A decrease in Specified Amount may also have Federal income tax consequences. (See Federal Tax Matters, p. 33.) The Policyowner may either change the death benefit Option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. A pro rata Decrease Charge will be assessed against Cash Value at the time of decrease prior to the end of the 15th Policy year. (See Charges and Deductions - Pro Rata Decrease Charge, p. 25.)

      No requested decrease in the Specified Amount will be permitted during the first three Policy years. Thereafter, any decrease in the Specified Amount will become effective on the Monthly Anniversary date on or following receipt of a written request from the Policyowner by Western Reserve. The Specified Amount remaining In Force after any requested decrease may not be less than the minimum Specified Amount set forth in the Policy. Western Reserve reserves the right to limit any decrease to no more than 20% of the Specified Amount immediately prior to the decrease. If, following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Premiums - Premium Limitations, p. 20), the decrease may be limited to the extent necessary to meet these requirements.

      NO INCREASE IN SPECIFIED AMOUNT.   No increase in Specified Amount will
be permitted. Even if the Owner decreases the Specified Amount, Western Reserve will not permit any later increases to the Specified Amount.


WHEN INSURANCE COVERAGE TAKES EFFECT

      No life insurance coverage shall take effect unless the proposed Insured and all additional Insureds proposed for coverage are alive and in the same condition of health as described in the application when the policy is delivered to the Policyowner and the full Initial Premium is paid. However, if the full Initial Premium is paid as set forth in the conditional receipt attached to the application, and the conditional receipt is delivered to the Policyowner, the terms of the conditional receipt shall apply.

      CONDITIONAL INSURANCE COVERAGE.   Each and every person proposed for
insurance must be insurable and acceptable to Western Reserve under its underwriting rules for the amount, Policy and risk classification applied for on the later of: (a) the date of application, or (b) the date of completion of all medical tests and examinations required by Western Reserve. Any check given for payment must be honored on first presentation. The conditional receipt and all coverages applied for on the application are void if a check or draft received for payment of the Initial Premium is not honored when first presented for payment.

      AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE.   If conditional insurance
coverage becomes effective under the terms of the conditional receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (a) the amount of life insurance applied for on such person, or (b) $300,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with Western Reserve.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE BEGINS. If the conditions listed above are fulfilled, then the amount of conditional insurance coverage specified above shall take effect on the later of: (a) the date of the application, or (b) the date of the completion of all medical tests and examinations required by Western Reserve. All conditional coverages for each and every person proposed for insurance will be deemed void if the application contains material misrepresentation or is fraudulently completed. Benefits under the conditional receipt coverage will be denied if any person proposed for insurance commits suicide.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE ENDS. Conditional life insurance coverage shall terminate automatically, without notice, on the earliest of the following dates: (a) the date Western Reserve approves the Policy as applied for, or (b) 10 days following any counteroffer by Western Reserve to offer insurance to any person proposed for insurance under a different Policy or at an increased premium or on a different rate class or (c) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above, or (d) at the beginning of the 60th day following the date of the conditional receipt.

CASH VALUE

      At the end of any Valuation Period, the Cash Value of the Policy is equal to the sum of the Policy's value in each Sub-Account plus the Fixed Account Value. There is no guaranteed minimum Cash Value.


      NET SURRENDER VALUE.   A Policyowner may at any time surrender the Policy
and receive the Policy's Net Surrender Value. (See Policy Rights - Surrender Privileges, p. 28.) The Net Surrender Value as of any date is equal to:


      (1) the Cash Value as of such date; minus

      (2) any surrender charge as of such date (as described on p. 24); minus

      (3) any outstanding Policy loan; plus

      (4) any interest the Owner paid in advance on the loan for the period between the date of surrender and the next Policy Anniversary.

      DETERMINATION OF VALUES IN THE SERIES ACCOUNT.   On the Record Date, the
Policy's value in a Sub-Account will equal the portion of any Premium allocated to the Sub-Account, reduced by the portion of the first monthly deduction allocated to that Sub-Account. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 21.) Thereafter, on each Valuation Date, the Policy's value in a Sub-Account will equal the number of units in the Sub-Account, multiplied by the unit value of that Sub-Account.

The number of units that the Policy has in each Sub-Account is equal to:

      (1) The initial units purchased on the Policy Date; plus

      (2) Units purchased at the time additional Premiums are allocated to the Sub-Account; plus

      (3) Units purchased through transfers from another Sub-Account or the Fixed Account; minus

      (4) Units redeemed to pay for monthly deductions as they are due; minus

      (5) Units redeemed to pay for any cash withdrawals; minus

      (6) Units redeemed as part of any transfer to another Sub-Account or the Fixed Account; minus

      (7) Units redeemed to pay for a pro rata Decrease Charge because of any Specified Amount decreases.

      The Policy's total value in the Series Account equals the sum of the Policy's value in each Sub-Account. (For a description of how the values of the Fixed Account are calculated, see The Fixed Account - Fixed Account Value, p. 32.) Because the Cash Value is dependent upon a number of variables, including the investment experience of the chosen Sub-Accounts of the Series Account, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the Policy, a Policy's Cash Value cannot be predetermined.

      UNIT VALUE.   The unit value of each Sub-Account was originally
established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next. Unit values also will vary between Sub-Accounts. The unit value of any Sub-Account at the end of a Valuation Period is the result of:

      (1) The total value of the assets held in the Sub-Account, determined by multiplying the number of shares of the designated Portfolio owned by the Sub-Account times the Portfolio's net asset value per share; minus

      (2) A deduction for the charge for mortality and expense risks. This charge is used to compensate Western Reserve for its assumption of certain mortality and expense risks. The daily amount of this charge is equal to the net assets of the Sub-Account times the daily pro rata portion of the annual Mortality and Expense Risk Charge rate. This annual rate is equal to ninety one-hundredths of one percent (0.90%). This charge is guaranteed to be reduced to 0.60% after the first fifteen Policy years. Western Reserve intends to reduce this charge to 0.30% starting in the sixteenth Policy year. However, the reduction to 0.30% is not guaranteed; minus

      (3) The accrued amount of reserve for any taxes or other economic burden resulting from the application of tax laws that are determined by Western Reserve to be properly attributable to the Sub-Account; and the result divided by

      (4) The number of outstanding units in the Sub-Account.

      VALUATION DATE AND VALUATION PERIOD.   The net asset value per share of
shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

                       INVESTMENTS OF THE SERIES ACCOUNT

WRL SERIES FUND, INC.

      The Series Account invests in shares of the Fund, a series mutual fund which is registered with the Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Commission.

      Currently, the Portfolios of the Fund corresponding to the Sub-Accounts are: Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Strategic Total Return Portfolio, Bond Portfolio, Growth & Income Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Growth Portfolio, Value Equity Portfolio, U.S. Equity Portfolio, International Equity Portfolio, Third Avenue Value Portfolio and Real Estate Securities Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain Sub-Accounts and corresponding Portfolios may not be available to residents of some states.

      The investment objective and policies of each Portfolio are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of risks, can be found in the Prospectus for the Fund which should be read carefully.

      AGGRESSIVE GROWTH PORTFOLIO:   This Portfolio seeks long-term capital
appreciation by investing in a diversified, actively managed portfolio of equity securities.

      EMERGING GROWTH PORTFOLIO:   This Portfolio seeks capital appreciation by
investing primarily in common stocks of small and medium sized companies.

      GROWTH PORTFOLIO:   This Portfolio seeks growth of capital by investing
primarily in common stocks listed on a national securities exchange or traded on NASDAQ.

      GLOBAL PORTFOLIO:   This Portfolio seeks long-term growth of capital in a
manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.

      BALANCED PORTFOLIO:   This Portfolio seeks preservation of capital,
reduced volatility, and superior long-term risk adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.

      STRATEGIC TOTAL RETURN PORTFOLIO:   This Portfolio seeks to provide
current income, long-term growth of income and capital appreciation by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities.

      BOND PORTFOLIO:   This Portfolio seeks the highest possible current
income within the confines of the primary goal of insuring the protection of capital by investing at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.


      GROWTH & INCOME PORTFOLIO:   This Portfolio's objective is to seek total
return by investing in securities that have defensive characteristics. The Portfolio will invest primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.


      MONEY MARKET PORTFOLIO:   This Portfolio seeks to obtain maximum current
income consistent with preservation of principal and maintenance of liquidity. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.

      TACTICAL ASSET ALLOCATION PORTFOLIO:   This Portfolio seeks preservation
of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

      C.A.S.E. GROWTH PORTFOLIO:   This Portfolio seeks annual growth of
capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

      VALUE EQUITY PORTFOLIO:   This Portfolio seeks to achieve maximum,
consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

      INTERNATIONAL EQUITY PORTFOLIO:   This Portfolio seeks long-term growth
of capital by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

      U.S. EQUITY PORTFOLIO:   This Portfolio seeks long-term growth of capital
by investing primarily in equity securities of U.S. companies.

      THIRD AVENUE VALUE PORTFOLIO:   This Portfolio seeks long-term capital
appreciation by investing primarily in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong protective covenants and high, effective yields.

      REAL ESTATE SECURITIES PORTFOLIO:   This Portfolio seeks long-term total
return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

      WRL Investment Management, Inc. ("WRL Management"), located at 570 Carillon Parkway, St. Petersburg, FL 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages the Fund in accordance with policies and guidelines established by the Board of Directors of the Fund.

      Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      Janus Capital Corporation ("Janus") is sub-adviser to the Growth and Global Portfolios of the Fund. WRL Management and Janus will divide equally monthly compensation at a current annual rate of 0.80% of the aggregate average daily net assets each of the Growth Portfolio and Global Portfolio.

      AEGON USA Investment Management, Inc. ("AIMI") is sub-adviser to the Bond and Balanced Portfolios of the Fund. AIMI is a wholly-owned subsidiary of AEGON USA and thus is an affiliate of Western Reserve. WRL Management and AIMI will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Balanced Portfolio. WRL Management will receive monthly compensation at the current annual rate of 0.45% and AIMI will receive 0.20% of the aggregate average daily net assets of the Bond Portfolio. AIMI's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Bond and Balanced Portfolios pursuant to any expense limitation or other reimbursement.


      Van Kampen Asset Management Inc. ("Van Kampen") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. WRL Management and Van Kampen will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Emerging Growth Portfolio. Van Kampen's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Emerging Growth Portfolio pursuant to any expense limitation or other reimbursement.


      Luther King Capital Management Corporation ("Luther King") is sub-adviser to the Strategic Total Return Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr. WRL Management and Luther King will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Strategic Total Return Portfolio.

      Federated Investment Counseling ("Federated") is sub-adviser to the Growth & Income Portfolio of the Fund. Federated is a wholly-owned subsidiary of Federated Investors. WRL Management will receive monthly compensation at the current annual rate of 0.75% of the aggregate average daily net assets of the Growth & Income Portfolio. From this amount, as compensation for its services, Federated will receive payment of fees equal to 0.50% of the first $30 million of average daily net assets, 0.35% of the next $20 million of average daily net assets, and 0.25% of average daily net assets in excess of $50 million of the Growth & Income Portfolio.

      Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. WRL Management and Fred Alger will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Aggressive Growth Portfolio.

      Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean is wholly-owned by C.H. Dean and Associates, Inc. WRL Management and Dean will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Tactical Asset Allocation Portfolio. Dean's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Tactical Asset Allocation Portfolio pursuant to any expense limitation or other reimbursement.

      J.P. Morgan Investment Management Inc. ("J.P. Morgan") is sub-adviser to the Money Market and Real Estate Securities Portfolios of the Fund. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. WRL Management will receive monthly compensation at the current annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio and 0.80% of the aggregate average daily net assets of the Real Estate Securities Portfolio. From this amount, as compensation for its services, J.P. Morgan will receive 0.15% of the average daily net assets of the Money Market Portfolio and 0.40% of the average daily net assets of the Real Estate Securities Portfolio.

      C.A.S.E. Management, Inc. ("C.A.S.E.") is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. WRL Management and C.A.S.E. will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the C.A.S.E. Growth Portfolio.

      NWQ Investment Management Company, Inc. ("NWQ Investment") is sub-adviser to the Value Equity Portfolio of the Fund. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. WRL Management and NWQ Investment will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Value Equity Portfolio. NWQ Investment's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Value Equity Portfolio pursuant to any expense limitation or other reimbursement.

      Scottish Equitable Investment Management Limited ("Scottish Equitable") is co-sub-adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, Scottish Equitable receives 0.50% of average daily net assets of the Portfolio managed by Scottish Equitable.

      GE Investment Management Incorporated ("GEIM") also is a co-sub-adviser to the International Equity Portfolio and is sub-adviser to the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, GEIM, receives 0.50% of average daily net assets managed by GEIM.

      With respect to the U.S. Equity Portfolio, WRL Management and GEIM will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the U.S. Equity Portfolio.

      EQSF Advisers, Inc. ("EQSF") is sub-adviser to the Third Avenue Value Portfolio. EQSF is a New York corporation organized in 1988 and is controlled by Martin J. Whitman. WRL Management and EQSF divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Third Avenue Value Portfolio. EQSF's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Third Avenue Value Portfolio pursuant to any expense limitation or other reimbursement.

      In addition to the Series Account, shares of the Fund are also sold to the WRL Series Annuity Account, a separate account established by Western Reserve for its variable annuity contracts, and to various separate accounts of PFL Life Insurance Company and AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

      Western Reserve reserves the right to transfer assets of the Series Account to another separate account which Western Reserve determines to be associated with the class of contracts to which the Policy belongs. Western Reserve also reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the investments that are held by any Sub-Account or that any Sub-Account may purchase. Any such addition, deletion or substitution by Western Reserve of shares of another Portfolio of the Fund or of another open-end, registered investment company, will only be taken if the shares of a Portfolio are no longer available for investment, or if in Western Reserve's judgement further investment in any Portfolio should become inappropriate in view of the purposes of the Series Account. Western Reserve will not add, delete or substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Series Account without notice to and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Series Account from purchasing other securities for other Portfolios or classes of policies, or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by Policyowners.

      Western Reserve also reserves the right to establish additional Sub-Accounts, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Western Reserve. Western Reserve may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

      In the event of any such substitution or change, Western Reserve may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Series Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or sub-accounts.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY


      Individuals wishing to purchase a Policy must send a completed application to Western Reserve, P.O. Box 628069, Orlando, Florida 32862-8069 for Policies submitted by World Marketing Alliance distribution systems; and to Western Reserve, P.O. Box 628078, Orlando, Florida 32862-8078 for Policies submitted by all other distribution systems, including ISI. Under Western Reserve's current rules, the minimum Specified Amount of a Policy is $250,000 for Issue Ages 0-60, and $100,000 for Issue Ages above 60. Policies will generally be issued only to Insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to Western Reserve. Western Reserve may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

PREMIUMS

      Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

      PREMIUM FLEXIBILITY.   Unlike conventional insurance policies, this
Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Western Reserve may require the Policyowner to pay an Initial Premium at least equal to a minimum monthly guarantee premium set forth in the Policy before issuing the Policy. Thereafter, subject to the minimum and maximum premium limitations described on
p. 21, a Policyowner may make unscheduled premium payments at any time in any amount.



      PLANNED PERIODIC PREMIUMS.   Each Policyowner will determine a Planned
Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Policyowner is not required to pay premiums in accordance with this schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.


      The payment of a Planned Periodic Premium will not guarantee that the Policy remains In Force. Instead, the duration of the Policy depends upon the Policy's Net Surrender Value. Thus, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will nonetheless lapse any time Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, during the first three Policy years (that is, prior to the No Lapse Date), the Policy will remain In Force and no grace period will begin provided the total premiums received (minus any withdrawals, any outstanding loans and any pro rata Decrease Charge) is equal to or exceeds the minimum monthly guarantee premium times the number of months since the Policy Date, including the current month. (See Policy Lapse and Reinstatement - Lapse, p. 23.) The minimum monthly guarantee premium is set forth in the Policy, unless changed due to a requested change under the Policy by the Policyowner, at which time the Policyowner will be notified of the new minimum monthly guarantee premium.


      PREMIUM LIMITATIONS.   In no event may the total of all premiums paid,
both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. Under Western Reserve's current rules, the minimum payment amount is $84 if paid monthly, or $1,000 if paid annually. Premium payments less than this minimum amount may be returned to the Policyowner.

      PAYMENT OF PREMIUMS.   As an accommodation to Policyowners, Western
Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. Policyowners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows:

      First National Bank of Maryland
      ABA # 052000113
      For credit to: Western Reserve Life
      Account #: 89539639
      Policyowner's Name:
      Policy Number:
      Attention: General Accounting
      Fax Number: (727) 299-1600

ALLOCATION OF PREMIUMS AND CASH VALUE

      PREMIUMS.   When an Initial Premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Policy Date.


      ALLOCATION OF PREMIUMS.   In the application for a Policy, the
Policyowner will allocate Premiums to one or more of the Sub-Accounts, to the Fixed Account, or to a combination of both. Notwithstanding the allocation in the application, the Initial Premium, will first be allocated on the first Valuation Date on or following the Policy Date, to the Money Market Sub-Account as specified on the Policy Schedule Page and will be reallocated in accordance with the Policyowner's directions in the application on the first Valuation Date on or following the Record Date. The Record Date of the Policy will be the date on which the Policy is recorded on Western Reserve's books as an In Force Policy. (See Payment and Allocation of Premiums beginning on page 20, and Policy Benefits - When Conditional Life Insurance Coverage Begins, p. 16.)


      Premiums paid after the Record Date will be allocated in accordance with the Policyowner's instructions. Western Reserve does not currently require that allocation of Premiums to an Account meet a minimum percentage. Western Reserve does reserve the right to limit allocation of Premiums to any Account to no less than 1% of each Premium payment. No fractional percentages are permitted. The allocation of future Premiums may be changed at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve reserves the right to impose a $25 charge for each allocation change in excess of one per Policy year quarter. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Upon instructions from the Policyowner, the registered representative/agent of record may also change the allocation of future Premiums. Western Reserve reserves the right to limit the number of changes of the allocation of Premiums to one per year. INVESTMENT RETURNS FROM THE AMOUNTS ALLOCATED TO SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT EXPERIENCE OF THESE SUB-ACCOUNTS. THE POLICYOWNER BEARS THE ENTIRE INVESTMENT RISK.

      TRANSFERS.   Cash Value may be transferred among the Sub-Accounts or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) The amount of Cash Value available for transfer from any Sub-Account, or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office. The net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits - Cash Value - Valuation Date and Valuation Period, p. 17.) Therefore, any transfer request received after the close of the regular business session of the Exchange, on any day the Exchange is open, will be processed on the next day the Exchange is open for business, utilizing the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the Exchange. Cash Value available for transfer from the Fixed Account will be determined in the same manner.

      Policyowners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative/agent of record for the Policy may, upon instructions from the Policyowner for each transfer, make telephone transfers upon request without the necessity for the Policyowner to have previously authorized telephone transfers in writing. If, for any reason, a Policyowner does not want the ability to make transfers by telephone, the Policyowner should provide written notice to Western Reserve at its Office. All telephone transfers should be made by calling Western Reserve at the toll-free number 1-800-851-9777. Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Policyowners, and/or tape recording of telephone instructions received from Policyowners. Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office.

      Twelve Cash Value transfers are permitted without charge during any one Policy year. Western Reserve will impose a charge of $10 for each subsequent transfer. The transfer charge will not be increased. (See Optional Cash Value Charges - Cash Value Transfers, p. 26.) All transfers made in any one day will be considered a single transfer and any transfer charges will be deducted in an equal amount from each Sub-Account from which a transfer was made. Transfers resulting from policy loans, the exercise of conversion rights, and the reallocation of Cash Value immediately after the Record Date, will not be treated as a transfer for the purpose of this charge. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account or to the exercise of the Conversion Rights. (See Policy Rights - Conversion Rights, p. 29.)


      Western Reserve or an affiliate may provide administrative or other support services to independent third parties authorized by Policyowners to conduct transfers on a Policyowner's behalf, or who provide recommendations as to how Sub-Account values should be allocated. This includes, but is not limited to, transferring Sub-Account values among Sub-Accounts in accordance with various investment allocation strategies such third party may employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. However, WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON A POLICYOWNER'S BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge a Policyowner any additional fees for providing these support services.

DOLLAR COST AVERAGING

      The Policyowner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to a Sub-Account. This service is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment strategy which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging a minimum of $5,000 must be in each Account from which transfers will be made and at least $100, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount.

      To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to certain other restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals on p. 32.)

      A written election of this service, on a form provided by Western Reserve, must be completed by the Policyowner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market or Bond Sub-Accounts or the Fixed Account will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Policyowner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value.

      There is no charge for Dollar Cost Averaging. Each transfer which occurs under the Dollar Cost Averaging service will not be counted towards the twelve free transfers allowed during each Policy year. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers on p. 21.) Western Reserve may discontinue, modify, or suspend Dollar Cost Averaging at any time, following prior written notice to Policyowners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program, or has elected an asset allocation service provided by a third party.


ASSET REBALANCING PROGRAM

      Western Reserve will offer a program under which the Policyowner may authorize Western Reserve to transfer automatically Cash Value periodically to maintain a particular percentage allocation among the Sub-Accounts. The Cash Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Cash Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Premium allocation schedule. The Asset Rebalancing Program is intended to transfer Cash Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.

      To qualify for Asset Rebalancing, a minimum Cash Value of $5,000 for an existing Policy, or a minimum Initial Premium of $5,000 for a new Policy, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Request Form is available upon request.

      Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only before the Maturity Date, and is not available if the Policyowner has elected Dollar Cost Averaging, or has elected an asset allocation service provided by a third party. There is no charge for the Asset Rebalancing Program. Each reallocation which occurs under the Asset Rebalancing Program will not be counted towards the twelve free transfers allowed during each Policy year. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers on p. 21.)

      The Policyowner may terminate participation at any time in the Asset Rebalancing Program by oral or written request to Western Reserve. Participating in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If the Policyowner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve. The Policyowner may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Policy Year. Cash Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.

      Western Reserve may discontinue, modify, or suspend, the Asset Rebalancing Program at any time, following prior written notice to Policyowners.

POLICY LAPSE AND REINSTATEMENT

      LAPSE.   Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Conversely, paying all Planned Periodic Premium payments will not necessarily guarantee that the Policy will not lapse (except if certain conditions are met during the first three Policy years, as explained below). Lapse will only occur where Net Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment by the Policyowner. If the Net Surrender Value on any Monthly Anniversary is insufficient to cover the monthly deduction on such day, Western Reserve will mail a notice to the last known address of the Policyowner and any assignee of record. A grace period of 61 days after the mailing date of the notice will be allowed for the payment of premiums. The notice will specify the minimum payment and the final date on which such payment must be received by Western Reserve to keep the Policy In Force. (See Charges and Deductions, p. 24.) If Western Reserve does not receive a sufficient payment within the grace period, Lapse of the Policy will result. If a sufficient payment is received during the grace period, any resulting Premium will be allocated among the Accounts, and any monthly deductions due will be charged to such Accounts, in accordance with the Policyowner's then current instructions. (See Allocation of Premiums and Cash Value - Allocation of Premiums, p. 21 and Charges and Deductions - Cash Value Charges, p. 25.) If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.

      However, until the No Lapse Date as provided in the Policy (that is, the last Valuation Date of the third Policy year), the Policy will not lapse and no grace period will begin provided: (1) no riders have been added since the Policy Date, including the current month, and (2) the total of the premiums received (minus any withdrawals, outstanding loans, and any pro rata Decrease Charge) equals or exceeds the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month.

      The addition of any rider after the Policy Date will terminate the No Lapse Period. If the addition of any rider after the Policy Date but prior to the No Lapse Date would cause the Policy to lapse, the Policyowner will be notified that the grace period has begun.

      Essentially, the Policy will not lapse prior to the No Lapse Date, as long as the conditions in (1) and (2) above have been met, and even though Net Surrender Value at any point during the No Lapse Date is insufficient to cover the monthly deduction and a grace period has expired without a payment sufficient to cover the monthly deduction. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges.

      REINSTATEMENT.   A lapsed Policy may be reinstated any time within five
years after the date of Lapse and before the Maturity Date by submitting the following items to Western Reserve:

      1. A written application for reinstatement from the Policyowner;

      2. Evidence of insurability satisfactory to Western Reserve; and

      3. A premium that is large enough to cover:

         (a) one monthly deduction at the time of termination;

         (b) the next two monthly deductions which will become due after the time of reinstatement; and

         (c) an amount sufficient to cover any surrender charge (as described below) calculated from the Policy Date to the date of reinstatement.

      Any indebtedness on the date of Lapse will not be reinstated. The Cash Value of the Loan Reserve on the date of reinstatement will be zero. The amount of Cash Value on the date of reinstatement will be equal to the Net Premiums paid at reinstatement, less the amounts paid in accordance with 3(a) and (c) above (that is, the one monthly deduction and any surrender charge).

      Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Anniversary on or next following the date Western Reserve approves the application for reinstatement. Western Reserve reserves the right to decline a reinstatement request.

                            CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate Western Reserve for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

CONTINGENT DEFERRED SURRENDER CHARGES


      If the Policy is totally surrendered (or the Net Surrender Value is applied under a settlement option) prior to the end of the fifteenth (15th) Policy year, a surrender charge for the Specified Amount at issue will be deducted from the Policy's Cash Value. The surrender charge imposed on early surrenders will be significant. You should carefully calculate this charge before you consider a surrender. Under some circumstances the level of contingent deferred surrender charges might result in no net surrender value available in the first few policy years in the event of a surrender. This will depend upon a number of factors, but is more likely if the premiums paid are equal to or not much higher than the minimum monthly guarantee premium shown in the Policy, or if investment performance is too low.


      See Appendix C for a chart that shows the relationship between the Specified Amount and the Surrender Charge Base Premium, depending upon the Insured's age, gender and underwriting class.

      The surrender charge always consists of the sum of:


      (a) an Issue Charge and

      (b) a Sales Charge.

      The sum of (a) and (b) are multiplied by (c), the applicable SURRENDER CHARGE FACTOR.

      (a) ISSUE CHARGE.   The Issue Charge is a level charge of $5.00 per
thousand of Specified Amount on the Policy Date .


      (b) SALES CHARGE.   The Sales Charge is (1) 26.5% of the sum of all
premiums paid up to the Surrender Charge Base Premium shown in the Policy and,
(2) for the sum of all premiums paid in excess of the first Surrender Charge Base Premium ("excess premium charge"), a percentage which varies by the Issue Age and sex of the Insured as follows:

      Issue Age          Percentage             Unisex
---------------------   ------------   -------------------------
   Male       Female                    Issue Age     Percentage
---------   ---------                  -----------   -----------
 0 - 55      0 - 62           8.4%       0 - 55           8.95%
56 - 63     63 - 69           4.4%      56 - 63           6.84%
64 - 68     70 - 74           3.6%      64 - 68           3.52%
69 - 73     75 - 79           3.1%      69 - 73           2.31%
74 - 78       80+             2.5%      74 - 78           1.79%
   79+                        2.0%        79+             1.20%

      (c) SURRENDER CHARGE FACTOR.   As stated above, the factor is applied to
the sum of the Issue Charge and Sales Charge due upon any surrender of a Policy during the first fifteen Policy years. In Policy years 1-10 this factor is 1.00 for male Insureds at Issue Ages 0-65 and female Insureds at Issue Ages 0-70, and then declines at the rate of 0.20 per year until reaching zero at the end of the fifteenth (15th) Policy year as shown below. For Insureds with older Issue Ages, this factor is less than 1.00 at the end of the tenth (10th) Policy year and declines to 0 at the end of the fifteenth (15th) Policy year. Therefore, application of the factor to the sum of the Issue Charge and Sales Charge in the event of any surrender during the eleventh through fifteenth Policy years will result in reduced surrender charges. If a surrender occurs after the fifteenth (15th) Policy year, there are no Issue Charge or Sales Charge due. The Surrender Charge Factor is always determined from the Policy Date to the date of surrender, regardless of whether there were any prior lapses and reinstatements. See Example (2) below.

                           SURRENDER CHARGE FACTORS
                             MALES ISSUE AGES 0-65
                            FEMALES ISSUE AGES 0-70

 Surrender Charge Factor
   End of Policy Year*     Factor
------------------------   -------
         At Issue           1.00
           1-10            1.00
            11              .80
            12              .60
            13              .40
            14              .20
            15                0
            16+               0

* THE FACTOR ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR FACTORS.


      (d) EXAMPLE (1) Assume a male Insured purchases the Policy when age 35 for $250,000 of Specified Amount, paying the Surrender Charge Base Premium of $2,518, and an additional premium amount of $482 in excess of the Surrender Charge Base Premium, for a total premium of $3,000 per year for four years ($12,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

  (i)     ISSUE CHARGE - [250 x $5.00]
          ($5.00/$1,000 of Initial Specified Amount
          at issue)                                    =   $1,250.00

 (ii)     SALES CHARGE:
          (1) 26.5% of Surrender Charge Base
          Premium paid
          [26.5% x $2,518], and                        =   $  667.27

          (2) 8.4%  of premiums paid in excess
          of Surrender Charge
          Base Premium
          [8.4% x $9,482]                              =   $  796.49

(iii)     APPLICABLE SURRENDER CHARGE FACTOR           =        1.00
          [(a)$1,250 + (b)($667.27 + $796.49)]
          x 1.00
          SURRENDER CHARGES = [$1,250.00 +
          $1,463.76]
          x 1.00                                       =   $2,713.76
                                                           =========

      EXAMPLE (2) - Assume the same facts as in Example (1), EXCEPT the Owner surrenders the Policy on the 14th Policy Anniversary:


  (i)     ISSUE CHARGE - [250 x $5.00]               =   $1,250.00

 (ii)     SALES CHARGE
          (1) [26.5% x $2,518], and                  =   $  667.27
          (2) [8.4% x $39,482]                       =   $3,316.49

(III)     APPLICABLE SURRENDER CHARGE FACTOR         =         .20
          [(a)$1,250.00 + (b)($667.27 + $3,316.49)]
          x .20
          SURRENDER CHARGE = [$1,250.00 +
          $3,983.76] x .20                           =   $1,046.75
                                                         =========

      If the Owner waits until the 15th Policy Anniversary or after, there will be no surrender charges.

PRO RATA DECREASE CHARGE

      If, during the first 15 Policy years, the Specified Amount is decreased, a pro rata Decrease Charge will be deducted from the Cash Value. Western Reserve will determine the pro rata Decrease Charge by first calculating the Contingent Deferred Surrender Charge that would apply if the Policy was being surrendered. It will then multiply the Contingent Deferred Surrender Charge by the ratio of the requested decrease in Specified Amount to the initial full Specified Amount.The pro rata Decrease Charge is equal to:

      (1) the amount of the Specified Amount decrease; divided by

      (2) the full Specified Amount on the Policy Date; multiplied by

      (3) the then current Contingent Deferred Surrender Charges as of the date of the decrease based on the Specified Amount on the Policy Date, as determined under the Surrender Charge provision.

      This pro rata Decrease Charge will not be deducted from the Cash Value when a Specified Amount decrease results from (a) a change in the Death Benefit Option, or (b) a withdrawal when the Death Benefit is Option A, as described in the Cash Withdrawals section, p. 26. The pro rata Decrease Charge is determined from the Policy Date to the date of the decrease using the formula above, regardless of whether there were any prior lapses and reinstatements or decreases in Specified Amount. If a pro rata Decrease Charge is deducted due to a decrease in Specified Amount, any future Contingent Deferred Surrender Charges incurred during the first fifteen Policy years will be reduced proportionately. This means that once calculated, the Contingent Deferred Surrender Charge will be reduced by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in Specified Amount to the initial full Specified Amount.


CASH VALUE CHARGES

      Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate Western Reserve for certain administrative costs, the cost of insurance and optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary and will be allocated among the Accounts on the same basis as Premiums are allocated. If the value of any Account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all Accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

      COST OF INSURANCE.   Western Reserve will determine the monthly cost of
insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by
1.0024663 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%), less (b) the Cash Value at the beginning of the Policy Month.

      Cost of insurance rates will be based on the sex, Attained Age and rate class of the Insured, and the length of time a Policy has been In Force. The actual monthly cost of insurance rates will be based on Western Reserve's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the Insured's sex, Attained Age and rate class. For standard rate classes, these rates will not exceed rates contained in the 1980 C.S.O. Tables. Western Reserve also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (E.G., one year). Any change in the cost of insurance rates will apply to all Insureds of the same age, sex, and rate class whose Policies have been In Force for the same length of time.

      The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. The State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. The State of Massachusetts formerly had a similar prohibition and has introduced legislation which would reinstate such prohibition. Therefore, Policies offered by this Prospectus to insure residents of the states of Montana and Massachusetts will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


      The rate class of an Insured will affect the cost of insurance rate. Western Reserve currently places Insureds into the following five standard rate classes: Ultimate Select, non-tobacco use; Select, non-tobacco use; Ultimate Standard, tobacco use; Standard, tobacco use; and Juvenile (under 18); as well as various other sub-standard rate classes involving a higher mortality risk. In an otherwise identical Policy, the cost of insurance rate is generally higher for tobacco use than for non-tobacco use and, within these two categories, higher for Insureds not in the Ultimate category than for Insureds in the Ultimate category. Ultimate rate classes are available only if the Specified Amount (Primary Insured) or Face Amount of Riders for other Insureds require blood testing at the proposed Insured's age under current Western Reserve underwriting guidelines.


      Western Reserve may also issue certain Policies on a "simplified" or expedited basis to certain categories of individuals (for example, Policies issued at a predetermined Specified Amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the guaranteed rates for Select, non-tobacco use or Standard tobacco use categories (as appropriate); however, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical Policies that are underwritten using standard underwriting criteria.


      MONTHLY POLICY CHARGE.   Western Reserve has primary responsibility for
the administration of the Policy and the Series Account. Annual administrative expenses include recordkeeping, processing death benefit claims, Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Series Account, Western Reserve assesses a monthly administration charge from each Policy. This charge is currently $5.00 per Policy Month and will not be increased. Western Reserve reserves the right to waive the Monthly Policy Charge on additional policies issued to existing Policyowners at the time the second policy is issued.


OPTIONAL CASH VALUE CHARGES


      The following optional Cash Value charges will be deducted from the Policy as the result of changes or elections made to the Policy and initiated by the Policyowner.

      OPTIONAL INSURANCE BENEFITS.   The monthly deduction will include charges
for any optional insurance benefits added to the Policy by rider.

      CHANGE IN PREMIUM ALLOCATION.   Western Reserve does not currently levy
or charge when changes are made to allocation of Premium. However, Western Reserve reserves the right to impose a $25 charge for each change of Premium allocation in excess of one change per Policy year quarter. If Western Reserve decides to impose this charge, Policyowners will be notified in writing in advance.

      CASH VALUE TRANSFERS.   After twelve (12) free transfers per year,
Western Reserve will impose and deduct from each amount transferred a transfer charge of $10 to compensate Western Reserve for the costs in effectuating the transfer. The transfer charge will not be increased in the future.

      CASH WITHDRAWALS.   A processing fee equal to the lesser of $25 or 2% of
the amount withdrawn will be deducted from amounts withdrawn from the Policy and the balance will then be paid to the Policyowner. This fee will not be increased.

CHARGES AGAINST THE SERIES ACCOUNT

      Certain expenses will be deducted as a percentage of the value of the net assets of the Series Account to compensate Western Reserve for certain risks assumed in connection with the Policy.

      MORTALITY AND EXPENSE RISK CHARGE.   Western Reserve will deduct a daily
charge from the Series Account at an annual rate of 0.90% of the average daily net assets of the Series Account. Western Reserve guarantees to reduce this charge to 0.60% after the first fifteen Policy years. Western Reserve intends to reduce this charge to 0.30% starting in the sixteenth Policy year. However, the reduction to 0.30% is not guaranteed and Western Reserve reserves the right to maintain this charge at 0.60% level after the sixteenth Policy year. Under Western Reserve's current procedures, these amounts are paid to the General Account monthly.

      The mortality risk assumed by Western Reserve is that Insureds may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies. Western Reserve also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Western Reserve to incur greater costs than anticipated when designing the Policies.

      TAXES.   Currently no charge is made to the Series Account for Federal income taxes that may be attributable to the Series Account. Western Reserve may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Series Account may also be made. (See Federal Tax Matters, p. 33.)

EXPENSES OF THE FUND

      Because the Series Account purchases shares of the Fund, the net assets of the Series Account will reflect the investment management fee and other expenses incurred by the Fund. (See

p. 6 for a table of the Fund Annual Expenses and pp. 18-19 for a discussion of the investment management fees of each Portfolio.)

      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with ISI, principal underwriter for the Fund.


      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio until April 30, 1999. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.


                                 POLICY RIGHTS
LOAN PRIVILEGES

      POLICY LOAN.   After the first Policy year and so long as the Policy
remains In Force, the Policyowner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve reserves the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Internal Revenue Code of 1986, as amended. The maximum amount that may be borrowed is 90% of the Cash Value, less any surrender charge and any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the Maturity Date of the Policy and while the Policy is In Force. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

      An amount equal to the loan plus interest in advance until the next Policy Anniversary will be withdrawn from the Account or Accounts specified and transferred to the Loan Reserve until the loan is repaid. The Loan Reserve is a portion of the Fixed Account used as collateral for a Policy loan. The Sub-Accounts of the Series Account may be specified. If no Account is specified, the loan amount will be withdrawn from each Account in the same manner as the current allocation instructions.


      The amount of the loan will normally be paid within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. (See General Provisions - Postponement of Payments, p. 29.) Under Western Reserve's current procedures, at each Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Reserve (including interest credited to the Loan Reserve during the previous Policy year). Western Reserve will also make this comparison any time the Policyowner repays all of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Reserve, Western Reserve will withdraw the difference from the Accounts and transfer it to the Loan Reserve in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Reserve and transfer it to the Accounts in accordance with the Policyowner's current allocation instructions. Western Reserve reserves the right to require the transfer of such amounts to the Fixed Account, if such loans were originally transferred from the Fixed Account. (See The Fixed Account, p. 32.) No charge will be imposed for these transfers.


      INTEREST RATE CHARGED.   The interest rate on a Policy loan is 5.2%
payable annually in advance. If unpaid when due, interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate. Interest paid on a Policy loan is generally not tax deductible.

      LOAN RESERVE INTEREST RATE CREDITED. The amount transferred to the Loan Reserve will accrue interest at a minimum effective annual rate not less than 4%. Western Reserve may credit a higher rate, but it is not obligated to do so. Currently, Western Reserve is crediting, in arrears, an effective annual interest rate of 4.75%, on all amounts borrowed during the first ten Policy years. On amounts borrowed after the tenth Policy year that are part of the Cash Value in excess of the cost basis (premiums less withdrawals) of the Policy the interest rate credited is currently equal to the interest rate being charged on the total loan while the remaining portion, if any, of the loan is credited the current rate of 4.75% for loans during the first ten Policy years.

      EFFECT OF POLICY LOANS.   A Policy loan affects the Policy, because the
death benefit and Net Surrender Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment.

      As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Reserve. This amount will not be affected by the Series Account's investment performance. Amounts transferred from the Series Account to the Loan Reserve will affect the Series Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Series Account. (See The Fixed Account - Minimum Guaranteed and Current Interest Rates, p. 32.)

      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 34.)

      INDEBTEDNESS.   Indebtedness equals the total of all Policy loans less
any unearned loan interest on the loans. If indebtedness exceeds the Cash Value less the then applicable surrender charge, Western Reserve will notify the Policyowner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 61 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated. (See Policy Lapse and Reinstatement, p. 23.)


      REPAYMENT OF INDEBTEDNESS.   Indebtedness may be repaid any time before
the Maturity Date of the Policy and while the Policy is In Force. Payments made by the Policyowner while there is indebtedness will be treated as premium payments unless the Policyowner indicates that the payment should be treated as a loan repayment. (See Policy Rights - Benefits at Maturity, p. 29.) If not repaid, Western Reserve may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the Loan Reserve securing the indebtedness repaid will be transferred from the Loan Reserve to the Accounts in the same manner as Premiums are allocated. However, Western Reserve reserves the right to require the transfer to the Fixed Account. Western Reserve will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.


SURRENDER PRIVILEGES

      At any time before the earlier of the death of the Insured or the Maturity Date, the Policyowner may totally surrender or, after the first Policy year, make a cash withdrawal from the Policy by sending a written request to Western Reserve. A Surrender Charge may apply. The amount available for surrender is the Net Surrender Value at the end of the Valuation Period during which the surrender request is received at Western Reserve's Office. The Net Surrender Value is equal to the Cash Value as of the date of Surrender, less any surrender charge, and less any outstanding Policy loan, plus any interest the Owner paid in advance on the loan for the period between the date of surrender and the next Policy Anniversary. (See Charges and Deductions - Contingent Deferred Surrender Charges, p. 24.) Surrenders from the Series Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See General Provisions - Postponement of Payments, p. 29.) Additional restrictions may be applied to surrenders from the Fixed Account. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) For the protection of Policyowners, all requests for cash withdrawals or total surrenders of more than $100,000, or where the withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the Commission. If the Policyowner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at 1-800-851-9777. A cash withdrawal or total surrender may have Federal income tax consequences. (See Federal Tax Matters, p. 33.)

      TOTAL SURRENDERS. When the Policy is being totally surrendered, the Policy itself must be returned to Western Reserve along with the request. A Policyowner may elect to have the amount paid in a lump sum or under a settlement option. (See Payment of Policy Benefits - Settlement Options, p. 29.)


      CASH WITHDRAWALS.   For a cash withdrawal, the amount available may be
limited to no less than $500 and to no more than 10% of the Net Surrender Value. Western Reserve intends to allow a cash withdrawal up to 25% of the Net Surrender Value after the fifteenth Policy year. The amount paid plus a processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Accounts in the same manner as the current allocation instructions unless the Policyowner directs otherwise. Cash withdrawals are allowed only once each Policy year after the first Policy year.


      Cash withdrawals will affect both the Policy's Cash Value and the death benefit payable under the Policy. The Policy's Cash Value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a Policy will generally be reduced by at least the amount of the cash withdrawal.

      In addition, when death benefit Option A is in effect, the Specified Amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a Specified Amount lower than the minimum Specified Amount set forth in the Policy or would deny the Policy status as life insurance under the Internal Revenue Code and applicable regulations. (See Cash Value Charges - Cost of Insurance, p. 25; Death Benefit - Insurance Protection, p. 15; and Federal Tax Matters - Tax Treatment of Policy Benefits,
p. 34.)

EXAMINATION OF POLICY PRIVILEGE ("FREE-LOOK")

      The Policyowner may cancel the Policy within 10 days after the Policyowner receives it. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In such states, Western Reserve will comply with the specific requirements of those states. The Policyowner should mail or deliver the Policy to either Western Reserve or the agent who sold it. If the Policy is cancelled in a timely fashion, a refund will be made to the Policyowner equal to the sum of:
(i) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Accounts; and (ii) the value of amounts allocated to the Accounts on the date Western Reserve or its agent receives the returned Policy. If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the Policy.

CONVERSION RIGHTS

      At any time upon written request within 24 months of the Policy Date, the Policyowner may elect to transfer all Sub-Account values to the Fixed Account. No transfer charge will be assessed.

BENEFITS AT MATURITY

      If the Insured is living and the Policy is In Force, Western Reserve will pay the Net Surrender Value of the Policy on the Maturity Date. (See Cash Value
- Net Surrender Value, p. 16.) The Policy will mature on the Anniversary nearest the Insured's 95th birthday, if the Insured is living and the Policy is In Force. Western Reserve will extend the Maturity Date provided the Policy is still In Force on the Maturity Date. Extension of the Maturity Date will be made upon written request to Western Reserve, between 90 and 180 days prior to the Maturity Date, as elected by the Policyowner, to one of the following: (1) if the Death Benefit Option Type is other than Option A, the Option Type will be changed to Option A. On each Valuation Date, the Specified Amount will be adjusted to equal the Cash Value, and the Limitation Percentage will be 100%. No additional premium payments will be permitted except to prevent lapse of the Policy. All future monthly deductions will be waived; or (2) the Maturity Date will automatically be extended until the next Policy Anniversary. The Policyowner must request in writing that the Maturity Date be extended prior to each Policy Anniversary thereafter.

PAYMENT OF POLICY BENEFITS

      Death benefits under the Policy will ordinarily be paid within seven days after Western Reserve receives due proof of death, and verifies the validity of the claim. Other benefits will ordinarily be paid within seven days of receipt of proper written request (including an election as to tax withholding). Payments may be postponed in certain circumstances. (See General Provisions - Postponement of Payments, p. 29 and The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.) The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, Western Reserve will pay the benefits in a lump sum.

      When death benefits are payable in a lump sum, the Beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent Beneficiaries.

      SETTLEMENT OPTIONS.   Policyowners and Beneficiaries, subject to a prior
election of the Policyowner, may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Series Account or the Fixed Account. Western Reserve may make other settlement options available on the Fixed Account in the future. The effective date of a settlement provision will be either the date of surrender or the date of death of the Insured. For additional information concerning these options, see the Policy itself.

      OPTION A - PAYMENTS FOR A FIXED PERIOD.   The proceeds plus interest will
be paid in equal monthly installments for the period chosen until paid in full. The period chosen may not exceed 30 years.

      OPTION B - LIFE INCOME.   The proceeds will be paid in equal installments
for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Such installments will be payable:
(a) during the lifetime of the payee or (b) during a fixed period certain and for the remaining lifetime of the payee or (c) until the sum of installments paid equals the proceeds applied and for the remaining life of the payee. Guaranteed payment periods may be elected for 5 and 10 years, or the period in which the total payments will equal the amount retained.

      OPTION C - JOINT AND SURVIVOR LIFE INCOME.   The proceeds will be paid
during the joint lifetime of two persons and (a) continue upon the death of the first payee for the remaining lifetime of the survivor or (b) be reduced by one-third upon the death of the first payee and continue for the remaining lifetime of the survivor.

                              GENERAL PROVISIONS

POSTPONEMENT OF PAYMENTS

      GENERAL.   Payment of any amount from the Series Account upon complete surrender, cash withdrawal, Policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Series Account's net assets. Transfers may also be postponed under these circumstances. For restrictions applicable to payments from the Fixed Account, see The Fixed Account - Allocations, Transfers and Withdrawals, p. 32.

      PAYMENT BY CHECK.   Payments under the Policy of any amounts derived from
premiums paid by check or bank draft may be delayed until such time as the check or bank draft has cleared the Policyowner's bank.

THE CONTRACT

      The Policy and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. No Policy provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provisions of the Policy.

SUICIDE

      If the Insured, while sane or insane, commits suicide within two years after the Policy Date, Western Reserve will pay only the premiums received, less any cash withdrawals and outstanding indebtedness. In the event of Lapse of the Policy, the suicide period will be measured from the effective date of reinstatement. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in insurance or any reinstatement, Western Reserve's total liability with respect to such increase or reinstatement will be the cost of insurance charges deducted for such increase or reinstatement.

INCONTESTABILITY

      Western Reserve cannot contest the Policy as to the initial Specified Amount after it has been In Force during the lifetime of the Insured for two years from the Policy Date. If a lapsed Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

CHANGE OF OWNER OR BENEFICIARY

      The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the benefits payable at the Insured's death will be paid to the Policyowner or the Policyowner's estate. As long as the Policy is In Force, the Policyowner or Beneficiary may be changed by written request from the Policyowner in a form acceptable to Western Reserve. The Policy need not be returned unless requested by Western Reserve. The change will take effect as of the date the request is signed, regardless of whether the Insured is living when the request is received by Western Reserve. Western Reserve will not, however, be liable for any payment made or action taken before receipt of the request.

ASSIGNMENT

      The Policy may be assigned by the Policyowner. Western Reserve will not be bound by the assignment until a written copy has been received at its Office and will not be liable with respect to any payment made prior to receipt. Western Reserve assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

MISSTATEMENT OF AGE OR SEX

      If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

REPORTS AND RECORDS

      Western Reserve will maintain all records relating to the Series Account and the Fixed Account. Western Reserve will mail to each Policyowner, at the last known address of record, reports required by applicable laws and or regulations.

      Western Reserve will send Policyowners written confirmation within seven days of the following transactions: unplanned and certain planned premium payments, Cash Value transfers, change in death benefit option or Specified Amount, total surrender or cash withdrawals, and Policy loans or repayments. Western Reserve will also send each Policyowner an annual statement at the end of the Policy year showing for the year, among other things, the month and amount of each: premium payment made, monthly deduction, transfer, cash withdrawal and Policy loan or repayment. The annual statement will also show Policy year-end Net Surrender Value, death benefit and Policy loan value, as well as other Policy activity during the year.

OPTIONAL INSURANCE BENEFITS

      Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See Charges and Deductions - Optional Cash Value Charges, p. 26.) For purposes of the riders, the person insured under the Policy is referred to as the Primary Insured, and the term "Face Amount" refers to the level term insurance amount payable at death.

      CHILDREN'S INSURANCE RIDER:   Provides a Face Amount on each of the
Primary Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the Primary Insured upon receipt of proof that the death of an insured child occurred while the rider and coverage on such child was In Force. Upon the Primary Insured's death, while the rider is In Force, the rider will terminate 31 days after such death and a separate life insurance policy will be offered to each insured child for an amount equal to the level death benefit amount of the rider at a premium based upon the attained age of each insured child.

      ACCIDENTAL DEATH BENEFIT RIDER:   Provides a Face Amount if the Primary
Insured's death results from accidental bodily injury, as defined in the rider. Certain risks, as defined in the rider, are not covered. Under the terms of the rider, the additional benefits provided in the rider will be paid upon receipt of proof by Western Reserve that death resulted from bodily injuries effected directly and independently of all other causes through external, violent and accidental means; occurred within 90 days from the date of accident causing such injuries; and occurred while the rider was In Force. The rider will terminate on the earliest of the Policy Anniversary nearest the Primary Insured's 70th birthday, the date the Policy terminates, or the Monthiversary on which the rider is terminated on request by the Policyowner.

      OTHER INSURED RIDER:   Provides that Western Reserve will pay the Face
Amount of the rider to the Primary Insured upon receipt of due proof of the other Insured's death. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new Policy on the other Insured's life upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the other Insured's 70th birthday; (b) the new policy is any permanent plan of insurance then offered by Western Reserve; (c) the amount of insurance upon conversion will equal the Face Amount then In Force under the rider; and
(d) the payment of the premium will be based on the other Insured's rate class under the rider.

      DISABILITY WAIVER RIDER:   Provides a waiver of the monthly deductions
for the Policy while the Insured is disabled. Under the terms of the rider, the monthly deductions will be waived upon receipt of proof adequate to Western Reserve that: the Insured is totally disabled, as defined in the rider; the disability commenced while the rider was In Force; the disability began before the Anniversary nearest the Insured's 60th birthday; and total disability has existed continuously for at least six months. No monthly deduction will be waived which falls due more than one year prior to receipt by Western Reserve of written notice of a claim. Certain risks, as defined in the rider, are not covered.

      DISABILITY WAIVER AND INCOME RIDER:   Provides the identical benefit as
the Disability Waiver Rider and, in addition, a monthly income benefit up to a maximum 120 monthly payments.

      PRIMARY INSURED RIDER (|P`PIR|P') AND PRIMARY INSURED RIDER PLUS (|P`PIR PLUS|P'): Provides term insurance coverage for the insured on a basis different from the coverage provided under the Policy. The PIR may be purchased at any time, either at the time of application for the Policy, or after the Record Date. The PIR Plus may only be purchased at the time of application.

      PIR or PIR Plus increases the death benefit provided under the Policy by the Face Amount of the rider. The PIR terminates at age 90; the PIR Plus terminates at age 85. No additional Surrender Charge is assessed in connection with PIR or PIR Plus coverage. Generally, coverage provided by PIR or PIR Plus has a lower cost than that provided under the Policy, but has no Cash Value associated with it. Owners may reduce or cancel coverage under a PIR or PIR Plus rider separately from reducing the Specified Amount of a Policy. Likewise, the Specified Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under PIR or PIR Plus. Continuing coverage on an increment of Specified Amount under the Policy may have a cost of insurance that is higher than the cost of the same amount of coverage under PIR or PIR Plus.

      There may be circumstances in which it will be to your advantage to obtain a portion of your insurance coverage under PIR or PIR Plus. These circumstances depend on many factors, including the premium levels, amounts and duration of coverage needed, as well as the age, sex and risk classification of the Insured. Your registered representative can provide you with further information explaining how PIR and PIR Plus coverage can affect your Policy values under different assumptions. Western Reserve reserves the right to discontinue the availability of these riders for new Policies at any time, and also reserves the right to modify the terms of these riders for new Policies, subject to approval by the state insurance departments.

      TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER: In states where this rider has been approved by that state's department of insurance, upon receipt of proof satisfactory to Western Reserve that the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's Statement (a "Terminal Condition"), Western Reserve will pay to the Policyowner a "Single Sum Benefit", equal to:

      (a) the Death Benefit in effect on the date the Single Sum Benefit is paid; multiplied by

      (b) the Election Percentage; divided by

      (c) 1 + i, where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under Internal Revenue Code section 846(c)(2), as it may be amended from time to time; and (B) equals the Policy Loan Interest Rate; minus

      (d) indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

      "Death Benefit" under the Rider means the amount payable at death of the Insured under the Policy, plus the benefit payable under any In Force Primary Insured Rider. (See Optional Insurance Benefits - Primary Insured Rider, above) "Election Percentage" means a percentage, selected by the Policyowner, not to exceed 100% of the Policy's Death Benefit, as defined under the Rider; however, in no event will the Election Percentage result in a Single Sum Benefit greater than $500,000. A "Physician" may be a Doctor of Medicine or a Doctor of Osteopathy, licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license, and must be someone other than the Insured, the Policyowner, a person who lives with the Insured or Policyowner, or a person who is part of the Insured's or Policyowner's "Immediate Family" (spouse, child, brother, sister, parent, grandparent or grandchild of the Insured). The "Physician's Statement" must be a written statement signed by a Physician which provides the Physician's diagnosis of the Insured's non-correctable medical condition. It must state with reasonable medical certainty that the non-correctable medical condition will result in the death of the Insured within 12 months of the Physician's Statement, taking into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

      The Rider will not pay benefits for a Terminal Condition resulting from self-inflicted bodily injuries occurring within the same period specified in the Policy's suicide provision. The Rider terminates at the earliest of (a) the date the Policy terminates, (b) the effective date of a settlement option elected under the Policy, (c) the date the Single Sum Benefit is paid, or (d) the date the Policyowner elects to terminate the Rider.

      Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for Federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Benefit Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the insured under the Policy. However, a Policyowner should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting a Single Sum Benefit payment under this Rider.

      There is no additional charge for this rider. This rider may not be available in all states or, if available, the terms of the rider may vary, in accordance with the requirements of each state's insurance laws.

                               THE FIXED ACCOUNT

      A Policyowner may allocate Premiums and transfer Cash Value to the Fixed Account, which is part of Western Reserve's General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the General Account nor any interests therein are generally subject to the provisions of these acts and Western Reserve has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The portion of the Cash Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's General Account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Western Reserve's general liabilities from business operations.

FIXED ACCOUNT VALUE

      At the end of any Valuation Period, the Fixed Account Value is equal to:

      1. The sum of all Premium payments allocated to the Fixed Account; plus

      2. Any amounts transferred from a Sub-Account to the Fixed Account; plus

      3. Total interest credited to the Fixed Account; minus

      4. Any amounts charged to pay for monthly deductions as they are due;
         minus

      5. Any cash withdrawals or surrenders from the Fixed Account; minus

      6. Any amounts transferred to a Sub-Account from the Fixed Account; minus


      7. Any amounts withdrawn from the Fixed Account to pay the pro rata Decrease Charge incurred as a result of a decrease in the Specified Amount.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3% per year on unloaned amounts, and a minimum guaranteed effective annual interest rate of 4% per year for loaned amounts. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee but it is not obligated to do so. Western Reserve has no specific formula for determining current interest rates. Some of the factors that Western Reserve may consider, in its sole discretion, in determining whether to credit interest in excess of the 3% guaranteed rate are: general economic trends, rates of return currently available and anticipated on the company's investments, regulatory and tax requirements, and competitive factors. The Fixed Account Value will not share in the investment performance of the company's general account or any portion thereof. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited different current interest rates.

      Western Reserve further guarantees that when a higher current interest rate is declared on an allocation to the Fixed Account, that interest rate will be guaranteed on such allocation for at least a one year period (the "Guarantee Period"), unless the Cash Value associated with an allocation has been transferred to the Loan Reserve. Western Reserve reserves the right to apply a different current interest rate to that part of the Cash Value equal to the Loan Reserve. At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Policy's Cash Value in the Fixed Account in excess of the minimum guaranteed rate of 3% per year will be determined in the sole discretion of Western Reserve. The Policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

      Allocations from the Fixed Account Value to provide: a) cash withdrawal amounts, b) transfers to the Series Account, or c) monthly deduction charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

      Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 3% per annum or shorten the Guarantee Period to less than one year.

ALLOCATIONS, TRANSFERS AND WITHDRAWALS

      Premium payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Office, except that any allocation of Premium received prior to the Record Date will take place on the Policy Date (or the Record Date, if later).

      For transfers from the Fixed Account to a Sub-Account, Western Reserve reserves the right to limit the transfers to one per Policy year and require that transfer requests be in writing and received at Western Reserve's Office within 30 days after a Policy Anniversary. The maximum amount that may be transferred is limited to the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Policy year from the Fixed Account, unless Western Reserve consents otherwise. Please consult your Policy for details. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for cash withdrawals and surrenders only upon written request of the Policyowner, and are subject to any applicable requirement for a signature guarantee. (See Policy Rights - Surrender Privileges, p. 28.) Western Reserve further reserves the right to defer payment of transfers, cash withdrawals, or surrenders from the Fixed Account for up to six months. In addition, Policy provisions relating to transfers, cash withdrawals or surrenders from the Series Account will also apply to Fixed Account transactions.


                         DISTRIBUTION OF THE POLICIES

      The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of ISI, an affiliate of Western Reserve and the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements (|P`Sales Agreements|P') with the principal underwriter for promotion and sale of the Policies. ISI is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by ISI for acting as principal underwriter for the Policies. The compensation payable to registered representatives who are appointed agents of Western Reserve for sales of the Policies may vary with the Sales Agreement, but is not expected to exceed 65% of all premiums paid during the first Policy year, and 2.10% of all premium payments in years 2 through 10. An additional sales commission of up to 0.10% (ten one-hundredths of one percent) of the Policy's Cash Value is payable on the fifth Policy Anniversary, and on each Anniversary thereafter, provided the Policy's Cash Value at such times, minus any amounts attributable to Policy loans, is at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.

                              FEDERAL TAX MATTERS

INTRODUCTION

      The ultimate effect of Federal income taxes on the Cash Value and on the economic benefit to the Policyowner or Beneficiary depends on Western Reserve's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws. Because the discussion herein is based upon Western Reserve's understanding of Federal income tax laws as they are currently interpreted, Western Reserve cannot guarantee the tax status of any Policy. Western Reserve makes no representations regarding the likelihood of continuation of the current Federal income tax laws, Treasury Regulations, or of the current interpretations by the Internal Revenue Service ("IRS"). Western Reserve reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.

TAX CHARGES

      At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs that may be attributable to such Account or to the Policies. Western Reserve, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Series Account or to the Policies.

TAX STATUS OF THE POLICY

      Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") has recently issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

      With respect to a Policy that is issued on the basis of a rate class using Ultimate Select, non-tobacco use; Select, non-tobacco use; Ultimate Standard, tobacco use; Standard tobacco use, guaranteed rates or Juvenile, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is even less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve will take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with
Section 7702, including possibly refunding any premiums paid that exceed the limitation allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

      Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Series Account to be "adequately diversified" in order for the

Policy to be treated as a life insurance contract for Federal tax purposes. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how the Fund's assets may be invested. Western Reserve believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

      In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the owner's gross income. The IRS has stated in published rulings that the owner of a variable life insurance policy will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Series Account.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

      1. IN GENERAL. Western Reserve believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

      A change in a Policy's Specified Amount, the payment of an unscheduled premium, the taking of a Policy loan, a cash withdrawal, a total surrender, a Policy Lapse with an outstanding indebtedness, a change in death benefit options, the exchange of a Policy, or the assignment of a Policy may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

      The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a Policyowner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, that Policyowner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

      Generally, the Policyowner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Section 7702A generally applies to Policies entered into or materially changed after June 20, 1988.

      2. MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy years starting with the date on which the material change occurs.

      Under Western Reserve's current procedures, the Policyowner will be notified at the time a Policy is issued whether, according to Western Reserve's calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Policyowner will also be notified of the amount of the maximum annual premium which can be paid without causing a Policy to be classified as a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before making any change to, including an exchange of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

      3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all pre-death distributions from such a Policy (including distributions upon surrender, distributions made in anticipation of the Policy becoming a modified endowment contract, and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. (Unpaid Policy loan interest will be treated as a loan for these purposes.) Third, a 10% Federal income tax penalty is imposed on the portion of any distribution from, or loan taken from, or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59-1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

      4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a cash withdrawal, a decrease in the Policy's death benefit, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Loans from, or secured by, a Policy that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax treatment of a loan from a Policy that is not a modified endowment contract is uncertain to the extent that the interest rate credited is equal to the interest rate charged on the amount borrowed. A tax advisor should be consulted.

      Finally, distributions (including distributions upon surrender or lapse) or loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% Federal income tax penalty.

      5. POLICY LOAN INTEREST. INTEREST PAID ON A POLICY LOAN GENERALLY IS NOT TAX DEDUCTIBLE. Therefore, a Policyowner should consult a competent tax advisor before deducting any Policy loan interest.

      6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

      7. MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

      8. TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for Federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured under the Policy. However, a Policyowner should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting a Single Sum Benefit payment under this Rider.

      9. BUSINESS-OWNED INSURANCE. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the

Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the Federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change.) A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

EMPLOYMENT-RELATED BENEFIT PLANS

      On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                               SAFEKEEPING OF THE
                            SERIES ACCOUNT'S ASSETS

      Western Reserve holds the assets of the Series Account. The assets are kept physically segregated and held separate and apart from the General Account. Western Reserve maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts. Additional protection for the assets of the Series Account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage, to a limit of $12 million.

                      VOTING RIGHTS OF THE SERIES ACCOUNT

      To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

      The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in that Sub-Account by $100. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

      Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares which are not attributable to Policyowners in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

      Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

      DISREGARD OF VOTING INSTRUCTIONS.   Western Reserve may, when required by
state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, Western Reserve itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if Western Reserve reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Western Reserve determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Western Reserve does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                      STATE REGULATION OF WESTERN RESERVE

      As a life insurance company organized and operated under Ohio law, Western Reserve is subject to provisions governing such companies and to regulation by the Ohio Commissioner of Insurance.

      Western Reserve's books and Accounts are subject to review and examination by the Ohio Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every three years.

                                  REINSURANCE

      Western Reserve intends to reinsure a portion of the risks assumed under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS
                              OF WESTERN RESERVE

JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER
     AND PRESIDENT. Chairman of the Board of Directors (1987 - present) and Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present), Director (1978 - present),

     Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 - present), President (March, 1993 - present), WRL Series Fund, Inc.; Chairman of the Board (September, 1996 - present), WRL Investment Management, Inc.; Chairman of the Board (September, 1996 - present), WRL Investment Services, Inc.; Chairman of the Board of Directors (February, 1997 - present), AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 to September, 1990 and November, 1990 to present) and President and Chief Executive Officer (November, 1986 to September, 1990), IDEX Series Fund; former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL
     OFFICER. Executive Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June,
     1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc.; Director (September, 1996 - present), WRL Investment Services, Inc.; Executive Vice President (September, 1993 - present), WRL Series Fund, Inc.


WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND CORPORATE COUNSEL.
     Senior Vice President, Secretary and Corporate Counsel (March, 1998 - present); Senior Vice President, Secretary and General Counsel (July, 1990
     - March, 1998) of Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western Corporation (financial services) and Secretary of its subsidiaries (May, 1990 to February, 1991); Vice President and Assistant Secretary (November, 1990 to present) and Secretary (June, 1990 to September, 1990) IDEX Series Fund, former Vice President and Assistant Secretary of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.


ALLAN J. HAMILTON(1), VICE PRESIDENT, TREASURER AND CONTROLLER. Vice President and Controller (1987 - present), Treasurer, (February, 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Treasurer and Principal Financial Officer (February, 1997 - present), WRL Series Fund, Inc.; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.

PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499,
     Director (February, 1991 to present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer (1984 - present), Chief Financial Officer (1992 - present) AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.


JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429,
     Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Trustee, IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing, (1986 - January, 1993), Martin Marietta Corporation, Dayton, Ohio.

LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio
     44124, Director (September, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 - 1993), Cleveland, Ohio.

JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director
     (June, 1996 - present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 - present); Partner, C.P.A. (1990 -
     1995), Walker-Davis C.P.A.'s, Dayton, Ohio.
------------------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068

                                 LEGAL MATTERS

      Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain legal matters concerning Federal securities laws in connection with the Policies. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Western Reserve's right to issue the Policy under Ohio Insurance Law, have been passed upon by Thomas E. Pierpan, Vice President, Assistant Secretary and Associate General Counsel of Western Reserve.

                               LEGAL PROCEEDINGS

      Western Reserve, like other life insurance companies, is involved in lawsuits. Western Reserve is not aware of any class action lawsuits naming it as a Defendant or involving the Series Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account or Western Reserve.

                                    EXPERTS

      The financial statements of WRL Series Life Account as of December 31, 1997 and for the year then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

      The statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio at December 31,

1997 and 1996 and for each of the three years in the period ended December 31, 1997, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein which are based in part on the reports of Price Waterhouse LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

      Actuarial matters included in this Prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

      A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Series Account, Western Reserve and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                               YEAR 2000 MATTERS

      In October 1996, Western Reserve adopted and presently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. Western Reserve has also engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the Plan.

      As of the date of this Prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

      The Year 2000 computer problem, and its resolution, is complex and multifaceted, and success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with the appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, Western Reserve's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. See the Fund's prospectus for information on the Fund's preparation for Year 2000.

           INFORMATION ABOUT WESTERN RESERVE'S FINANCIAL STATEMENTS


      The financial statements of Western Reserve which are included in this Prospectus (see p. 79) should be considered only as bearing on the ability of Western Reserve to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Series Account.


      Financial statements for Western Reserve for the years ended December 31, 1997, 1996 and 1995, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

                                  APPENDIX A

                           ILLUSTRATION OF BENEFITS

      The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit, Cash Value and Net Surrender Value of a Policy issued to an Insured of a given age and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the Policy values that would result based on the assumptions that the premium is paid as indicated, that the Owner has not requested a decrease in the Specified Amount of the Policy, and that no cash withdrawals or Policy loans have been made.

      The death benefits, Cash Values and Net Surrender Values under a Policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above and below those averages for individual Policy years. They would also differ if any Policy loans were made during the period of time illustrated.

      The illustration on page 40 is based on a Policy for an Insured who is a 35 year old male in the non-tobacco user Ultimate Select rate class, annual premiums of $5,500, a $500,000 Specified Amount and Death Benefit Option A. The illustrations on that page also assume cost of insurance charges based on Western Reserve's CURRENT cost of insurance rates.

      The illustration on page 41 is based on the same factors as those on page 40, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

      The amounts shown for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each Sub-Account which is equivalent to an annual charge of 0.90% of the average net assets of the Sub-Accounts during the first fifteen Policy years and 0.30% thereafter. However, the reduced annual charge after the first fifteen Policy years is guaranteed to be 0.60%; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.95% of the average daily net assets of the Portfolios of the Fund; and (3) applicable Cash Value charges. The 0.95% average Portfolio expense level assumes an equal allocation of amounts among the sixteen Sub-Accounts and is based on an average 0.76% investment advisory fee and estimated 1997 average normal operating expenses of 0.19% for each of the Portfolios in operation during 1997. Calculation of the average annual expense level utilized annualized actual audited expenses incurred during 1997 for the Money Market (0.48%), Bond (0.64%), Growth (0.85%) (including voluntary fee reductions effective May 1, 1998), Strategic Total Return (0.88%), Emerging Growth (0.93%), Global (1.00%), Aggressive Growth (0.96%), Balanced (0.94%), Growth & Income (0.96%), C.A.S.E. Growth (1.00%), Tactical Asset Allocation (0.87%), Value Equity (0.89%), International Equity (1.50%), and U.S. Equity (1.30%). In addition, because the Third Avenue Value and Real Estate Securities Portfolios had not commenced operations as of December 31, 1997, the estimated average annual Portfolio expense level reflects estimated expenses for each of these two Portfolios at 1.00%, for 1998. WRL Management has undertaken until April 30, 1999 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.85%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.85%, 4.15% and 10.15% during the first fifteen Policy years and -1.25%, 4.75% and 10.75% thereafter.

      The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Series Account, because Western Reserve is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the Series Account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges. (See Charges Against the Series Account - Taxes, p. 26.)

      The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

      Western Reserve will furnish, upon request, a comparable illustration reflecting the proposed Insured's age, sex, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

  Specified Amount $500,000               Ultimate Select Class
  Annual Premium $5,500                   Option Type A
                Using Current Cost of Insurance Rates


                                                               DEATH BENEFIT
                                                    ASSUMING HYPOTHETICAL GROSS AND NET
END OF           PREMIUMS                               ANNUAL INVESTMENT RETURN OF
POLICY          ACCUMULATED           0% (GROSS)                 6% (GROSS)                 12% (GROSS)
YEAR               AT 5%
                               -1.85% (NET) YEARS 1-15     4.15% (NET) YEARS 1-15     10.15% (NET) YEARS 1-15
                                -1.25% (NET) YEARS 16+      4.75% (NET) YEARS 16+     10.75% (NET) YEARS 16+
1                   5,775              500,000                      500,000                    500,000
2                  11,839              500,000                      500,000                    500,000
3                  18,206              500,000                      500,000                    500,000
4                  24,891              500,000                      500,000                    500,000
5                  31,911              500,000                      500,000                    500,000
6                  39,281              500,000                      500,000                    500,000
7                  47,020              500,000                      500,000                    500,000
8                  55,146              500,000                      500,000                    500,000
9                  63,678              500,000                      500,000                    500,000
10                 72,637              500,000                      500,000                    500,000
15                124,616              500,000                      500,000                    500,000
20                190,956              500,000                      500,000                    500,000
30(AGE 65)        383,684              500,000                      500,000                  1,095,334
40(AGE 75)        697,619              500,000                      501,201                  2,724,666
50(AGE 85)      1,208,985                    *                      845,195                  7,423,634
60(AGE 95)      2,041,946                    *                    1,335,588                 19,490,445


                                  CASH VALUE                                   NET SURRENDER VALUE
END OF                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
POLICY YEAR               ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.85% (NET)     4.15% (NET)     10.15% (NET)     -1.85% (NET)     4.15% (NET)     10.15% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.25% (NET)     4.75% (NET)     10.75% (NET)     -1.25% (NET)     4.75% (NET)     10.75% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,581             4,885            5,189            708             1,011           1,315
2                    9,065             9,960           10,892          4,730             5,625           6,557
3                   13,445            15,225           17,155          8,647            10,428          12,357
4                   17,726            20,693           24,039         12,467            15,434          18,779
5                   21,879            26,339           31,575         16,158            20,618          25,854
6                   25,902            32,169           39,828         19,719            25,985          33,645
7                   29,789            38,181           48,866         23,143            31,536          42,220
8                   33,542            44,386           58,771         26,435            37,279          51,664
9                   37,098            50,726           69,569         29,528            43,157          62,000
10                  40,488            57,237           81,388         32,456            49,206          73,356
15                  54,796            92,444          159,866         54,796            92,444         159,866
20                  66,653           136,754          294,347         66,653           136,754         294,347
30(AGE 65)          83,405           263,904          897,815         83,405           263,904         897,815
40(AGE 75)          73,075           468,412        2,546,417         73,075           468,412       2,546,417
50(AGE 85)               *           804,948        7,070,127              *           804,948       7,070,127
60(AGE 95)               *         1,322,364       19,297,470              *         1,322,364      19,297,470

* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the Fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current Prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


         Specified Amount $500,000           Ultimate Select Class
         Annual Premium $5,500               Option Type A
                Using Guaranteed Cost of Insurance Rates



                                                                DEATH BENEFIT
                                                     ASSUMING HYPOTHETICAL GROSS AND NET
END OF            PREMIUMS                               ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED           0% (GROSS)                 6% (GROSS)                 12% (GROSS)
YEAR                AT 5%
                                -1.85% (NET) YEARS 1-15     4.15% (NET) YEARS 1-15     10.15% (NET) YEARS 1-15
                                -1.25% (NET) YEARS 16+      4.75% (NET) YEARS 16+      10.75% (NET) YEARS 16+
 1                   5,775              500,000                     1500,000                    500,000
 2                  11,839              500,000                      500,000                    500,000
 3                  18,206              500,000                      500,000                    500,000
 4                  24,891              500,000                      500,000                    500,000
 5                  31,911              500,000                      500,000                    500,000
 6                  39,281              500,000                      500,000                    500,000
 7                  47,020              500,000                      500,000                    500,000
 8                  55,146              500,000                      500,000                    500,000
 9                  63,678              500,000                      500,000                    500,000
 10                 72,637              500,000                      500,000                    500,000
 15                124,616              500,000                      500,000                    500,000
 20                190,956              500,000                      500,000                    500,000
 30(AGE 65)        383,684              500,000                      500,000                  1,058,623
 40(AGE 75)        697,619                    *                      500,000                  2,593,787
 50(AGE 85)      1,208,985                    *                      720,735                  6,923,820
 60(AGE 95)      2,041,946                    *                    1,106,564                 17,490,930


                                  CASH VALUE                                   NET SURRENDER VALUE
END OF                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
POLICY YEAR               ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.85% (NET)     4.15% (NET)     10.15% (NET)     -1.85% (NET)     4.15% (NET)     10.15% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.25% (NET)     4.75% (NET)     10.75% (NET)     -1.25% (NET)     4.75% (NET)     10.75% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,513             4,814            5,116            640               941           1,243
2                    8,911             9,797           10,719          4,576             5,461           6,384
3                   13,182            14,940           16,847          8,385            10,143          12,049
4                   17,326            20,249           23,548         12,066            14,990          18,289
5                   21,334            25,721           30,876         15,613            20,000          25,154
6                   25,207            31,361           38,891         19,023            25,178          32,707
7                   28,933            37,164           47,654         22,287            30,518          41,009
8                   32,516            43,138           57,246         25,409            36,030          50,139
9                   35,946            49,280           67,744         28,377            41,710          60,174
10                  39,227            55,599           79,246         31,196            47,568          71,215
15                  53,072            89,802          155,713         53,072            89,802         155,713
20                  63,465           131,831          286,041         63,465           131,831         286,041
30(AGE 65)          68,562           245,033          867,724         68,562           245,033         867,724
40(AGE 75)               *           406,533        2,424,100              *           406,533       2,424,100
50(AGE 85)               *           686,414        6,594,114              *           686,414       6,594,114
60(AGE 95)               *         1,095,608       17,317,752              *         1,095,608       7,317,752

* In the absence of an additional payment, the Policy would lapse

The hypothetical investment rates of return shown above and elsewhere in the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the Fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current Prospectus.

                                  APPENDIX B

                      WEALTH INDICES OF INVESTMENTS IN THE
                             U.S. CAPITAL MARKETS

      The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1997. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

      Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 72-year period; investments of $1.00 in these assets would have grown to $1,828.33 and $5,519.97, respectively, by year-end 1997. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $39.07.

      The lowest-risk strategy over the past 72 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1997 period.



                                        COMPOUND
                                         ANNUAL
                                         RETURN
  -    Small Company Stocks               12.7%
        Dimensional Fund Advices
        Small Company Fund
  -    Large Company Stocks               11.0%
        S&P 500
  -    Long-Term Government Bonds          5.2%
        20-year U.S. Government Bonds
  -    Treasury Bills                      3.8%
        30-day U.S. T-Bills
  -    Inflation                           3.1%
        Consumer Price Index


[GRAPHIC OMITTED]


* Used with permission. /COPYRIGHT/1998 IBBOTSON ASSOCIATES, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                              1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s**     1988-97
Large Company .............   19.2%     -0.1%       9.2%       19.4%      7.8%        5.9%       17.5%     16.6%       18.0%
Small Company .............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      16.5        16.5
Long-Term Corp. ...........    5.2       6.9        2.7         1.0       1.7         6.2        13.0      10.2        10.8
Long-Term Govt. ...........    5.0       4.9        3.2        -0.1       1.4         5.5        12.6      10.7        11.3
Inter-Term Govt. ..........    4.2       4.6        1.8         1.3       3.5         7.0        11.9       8.0         8.3
Treasury Bills ............    3.7       0.6        0.4         1.9       3.9         6.3         8.9       5.0         5.4
Inflation .................   -1.1      -2.0        5.4         2.2       2.5         7.4         5.1       3.1         3.4

------------------------------
 * Based on the period 1926-1929.

** Based on the period 1990-1997.

Used with permission. /copyright/1998 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                            THE WRL FREEDOM ELITESM
              AND THE "DOLLAR COST AVERAGING" INVESTMENT STRATEGY

      As the Long Term Market Trends graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

      The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

      Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging strategy of investing demonstrates this.

In this method of investing:

      /bullet/ Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually),

      /bullet/ Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS


   INVESTMENTS AT      COMMON STOCK      SHARES
 REGULAR INTERVALS     MARKET PRICE     PURCHASED
-------------------   --------------   ----------
       $150                 $20            7.5
         150                 15           10.0
         150                 10           15.0
         150                  5           30.0
         150                 10           15.0
         150                 15           10.0
   -----------                            ----
       $900                               87.5


Total Value of 87.5 shares @ $15/share   $1,312.50
Less Investment made                      (900.00)
                                         ---------
Gain/Profit                              $ 412.50

      Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging strategy is for the investor who can continue to invest relatively constant amounts over a long period of time.

      This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.

      How does the dollar cost averaging method relate to the WRL Freedom Elitesm? A Policyowner may invest his or her Premium in a Sub-Account, and although a Policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (E.G., Cash Value charges and charges against the Series Account), the dollar cost averaging strategy can be generally applied to the Policy to the extent that the Policyowner pays a Planned Periodic Premium on a regular basis and he or she allocates Premium resulting from those Planned Periodic Premiums to Sub-Accounts in relatively constant amounts.

                                  APPENDIX C

                  APPENDIX C -- SURRENDER CHARGE BASE PREMIUMS
                      (PER THOUSAND OF SPECIFIED AMOUNT)






            MALE        MALE       FEMALE      FEMALE
  AGE     STANDARD     SELECT     STANDARD     SELECT
------   ----------   --------   ----------   -------
   0      3.28         3.28       2.48         2.48
   1      3.23         3.23       2.46         2.46
   2      3.35         3.35       2.54         2.54
   3      3.47         3.47       2.83         2.83
   4      3.81         3.61       2.73         2.73
   5      3.75         3.75       2.83         2.83
   6      3.80         3.90       2.94         2.94
   7      4.08         4.08       3.08         3.08
   8      4.24         4.24       3.18         3.18
   9      4.43         4.43       3.31         3.31
  10      4.63         4.63       3.45         3.45
  11      4.84         4.84       3.60         3.60
  12      5.07         5.07       3.78         3.78
  13      5.30         5.30       3.92         3.92
  14      5.54         5.54       4.09         4.09
  15      5.78         5.78       4.27         4.27
  16      6.01         6.01       4.45         4.46
  17      6.25         6.25       4.84         4.84
  18      6.48         4.88       4.84         4.08
  19      6.73         5.06       5.05         4.24
  20      6.98         5.25       5.25         4.42
  21      7.25         5.44       5.49         4.61
  22      7.53         5.85       5.73         4.80
  23      7.83         5.88       5.98         5.01
  24      8.15         6.11       6.25         5.23
  25      8.50         6.37       6.53         5.46
  26      8.87         6.84       6.82         5.70
  27      9.27         8.94       7.14         5.96
  28      9.70         7.25       7.47         8.23
  29     10.18         7.58       7.81         8.51
  30     10.85         7.94       8.18         8.81
  31     11.17         8.32       8.57         7.13
  32     11.73         8.72       8.98         7.47
  33     12.32         9.14       9.41         7.82
  34     12.84         9.60       9.57         8.20
  35     13.61        10.07      10.35         8.59
  36     14.31        10.58      10.88         9.01
  37     15.06        11.12      11.40         9.45
  38     15.85        11.69      11.97         9.92
  39     16.69        12.29      12.58        10.41
  40     17.57        12.93      13.18        10.93


            MALE        MALE       FEMALE       FEMALE
  AGE     STANDARD     SELECT     STANDARD      SELECT
------   ----------   --------   ----------   ---------
  41      18.50        13.80      13.82        11.47
  42      19.49        14.32      14.50        12.04
  43      20.52        15.08      15.21        12.84
  44      21.62        15.88      15.95        13.27
  45      22.77        16.74      16.72        13.94
  46      23.99        17.84      17.54        14.85
  47      25.29        18.61      18.40        15.40
  48      26.65        19.83      19.31        16.19
  49      28.10        20.72      20.28        17.03
  50      29.84        21.88      21.27        17.92
  51      31.28        23.12      22.33        18.88
  52      33.01        24.45      23.46        19.88
  53      34.84        25.85      24.65        20.93
  54      36.78        27.38      25.90        22.06
  55      38.82        28.96      27.23        23.25
  56      40.98        30.68      28.63        24.53
  57      43.27        32.48      30.12        25.89
  58      45.69        34.42      31.71        27.36
  59      48.26        38.50      33.42        28.92
  60      50.99        38.72      35.28        30.61
  61      53.91        41.11      37.25        32.43
  62      57.00        43.68      39.38        34.39
  63      60.28        46.39      41.69        36.51
  64      63.75        49.31      44.14        38.78
  65      67.41        52.43      46.74        41.20
  66      71.28        55.76      49.51        43.81
  67      75.32        59.33      52.48        46.80
  68      79.83        83.18      55.88        49.63
  69      84.21        67.27      59.13        52.91
  70      89.11        71.70      62.91        58.50
  71      94.32        76.48      67.08        60.43
  72      99.87        81.53      71.57        84.72
  73     105.74        87.01      76.48        89.40
  74     111.91        92.84      81.72        74.48
  75     118.35        99.03      87.36        79.94
  76     125.04       105.80      93.38        86.85
  77     131.98       112.58      99.84        92.24
  78     139.25       120.04     106.79        99.18
  79     148.95       128.06     114.35       106.77
  80     155.17       138.75     122.61       115.12

                         INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE ACCOUNT:

      Statements of assets, liabilities and equity accounts as of September 30, 1998, statements of operations for the nine months ended September 30, 1998 and statements of change in equity accounts for the nine months ended September 30, 1998 (unaudited) and year ended December 31, 1997

      Selected per unit data and ratios for the period ended September 30, 1998 (unaudited) and for the years ended December 31, 1997, 1996, 1995, 1994 and 1993

      Notes to Financial Statements (unaudited)

      Report of Independent Accountants dated January 30, 1998

      Statements of assets, liabilities and equity accounts and statements of operations for the year ended December 31, 1997

      Statements of changes in equity accounts for the years ended December 31, 1997 and 1996

      Selected per unit data and ratios for the years ended December 31, 1997, 1996, 1995, 1994 and 1993

      Notes to Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO:

      Statutory-Basis Balance Sheet as of September 30, 1998 (unaudited)

      Statutory-Basis Statement of Operations for the nine months ended September 30, 1998 (unaudited)

      Statutory-Basis Statement of Cash Flows for the nine months ended September 30, 1998 (unaudited)

      Statutory-Basis Statement of Changes in Capital and Surplus for the nine months ended September 30, 1998 (unaudited)

      Note to Statutory-Basis Financial Statements (unaudited)

      Report of Independent Auditors dated February 27, 1998

      Statutory-Basis Balance Sheets at December 31, 1997 and 1996

      Statutory-Basis Statements of Operations for the years ended December 31, 1997, 1996 and 1995

      Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1997, 1996 and 1995

      Statutory-Basis Statements of Cash Flows for the years ended December 31, 1997, 1996, and 1995

      Notes to Statutory-Basis Financial Statements

      Statutory-Basis Financial Statement Schedules

WRL00005-01/99

WRL SERIES LIFE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1998
All amounts (except unit value) in thousands
(unaudited)

                                                          MONEY MARKET         BOND           GROWTH         GLOBAL
                                                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        27,609            2,157          12,976          8,883
                                                            ========        =========       =========      =========
  Cost ...............................................      $ 27,609        $  24,395       $ 404,462      $ 167,929
                                                            ========        =========       =========      =========
 Investment, at net asset value ......................      $ 27,609        $  26,345       $ 604,812      $ 180,998
 Transfers receivable from depositor .................           212                0               0              0
                                                            --------        ---------       ---------      ---------
  Total assets .......................................        27,821           26,345         604,812        180,998
                                                            --------        ---------       ---------      ---------
LIABILITIES:
 Accrued expenses ....................................             1                1              15              5
 Transfers payable to depositor ......................             0               10             133             23
                                                            --------        ---------       ---------      ---------
  Total liabilities ..................................             1               11             148             28
                                                            --------        ---------       ---------      ---------
  Net assets .........................................      $ 27,820        $  26,334       $ 604,664      $ 180,970
                                                            ========        =========       =========      =========
NET ASSETS:
 Policy Owners' equity:
  Units ..............................................         1,670            1,144           8,435          9,509
                                                            ========        =========       =========      =========
  Unit value .........................................      $  16.66        $   23.03       $   71.68      $   19.03
                                                            ========        =========       =========      =========
  Policy Owners' equity ..............................      $ 27,820        $  26,334       $ 604,664      $ 180,970
                                                            --------        ---------       ---------      ---------
 Depositor's equity:
  Units ..............................................           N/A              N/A             N/A            N/A
                                                            ========        =========       =========      =========
  Unit value .........................................      $    N/A        $     N/A       $     N/A      $     N/A
                                                            ========        =========       =========      =========
  Depositor's equity .................................      $    N/A        $     N/A       $     N/A      $     N/A
                                                            --------        ---------       ---------      ---------
  Net assets applicable to outstanding units .........      $ 27,820        $  26,334       $ 604,664      $ 180,970
                                                            ========        =========       =========      =========

                                                            STRATEGIC        EMERGING       AGGRESSIVE
                                                          TOTAL RETURN        GROWTH          GROWTH        BALANCED
                                                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         5,767            9,061           7,079          1,106
                                                            ========        =========       =========      =========
  Cost ...............................................      $ 77,243        $ 159,047       $ 109,523      $  12,827
                                                            ========        =========       =========      =========
 Investment, at net asset value ......................      $ 87,483        $ 197,347       $ 128,068      $  12,868
 Transfers receivable from depositor .................             0                0               0              2
                                                            --------        ---------       ---------      ---------
  Total assets .......................................        87,483          197,347         128,068         12,870
                                                            --------        ---------       ---------      ---------
LIABILITIES:
 Accrued expenses ....................................             2                5               3              0
 Transfers payable to depositor ......................             4               43              53              0
                                                            --------        ---------       ---------      ---------
  Total liabilities ..................................             6               48              56              0
                                                            --------        ---------       ---------      ---------
  Net assets .........................................      $ 87,477        $ 197,299       $ 128,012      $  12,870
                                                            ========        =========       =========      =========
NET ASSETS:
 Policy Owners' equity:
  Units ..............................................         4,751            7,895           6,193            939
                                                            ========        =========       =========      =========
  Unit value .........................................      $  18.41        $   24.99       $   20.67      $   13.70
                                                            ========        =========       =========      =========
  Policy Owners' equity ..............................      $ 87,477        $ 197,299       $ 128,012      $  12,870
                                                            --------        ---------       ---------      ---------
 Depositor's equity:
  Units ..............................................           N/A              N/A             N/A            N/A
                                                            ========        =========       =========      =========
  Unit value .........................................      $    N/A        $     N/A       $     N/A      $     N/A
                                                            ========        =========       =========      =========
  Depositor's equity .................................      $    N/A        $     N/A       $     N/A      $     N/A
                                                            --------        ---------       ---------      ---------
  Net assets applicable to outstanding units .........      $ 87,477        $ 197,299       $ 128,012      $  12,870
                                                            ========        =========       =========      =========

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1998
All amounts (except unit value) in thousands
(unaudited)

                                                                              TACTICAL ASSET
                                                          GROWTH & INCOME       ALLOCATION      C.A.S.E. GROWTH     VALUE EQUITY
                                                            SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          1,222               2,685              1,178            1,946
                                                             ========            ========          =========         ========
  Cost ...............................................       $ 15,095            $ 34,654          $  16,899         $ 26,167
                                                             ========            ========          =========         ========
 Investment, at net asset value ......................       $ 14,846            $ 35,929          $  12,930         $ 23,513
 Transfers receivable from depositor .................              0                   0                  0                0
                                                             --------            --------          ---------         --------
  Total assets .......................................         14,846              35,929             12,930         $ 25,513
                                                             --------            --------          ---------         --------
LIABILITIES:
 Accrued expenses ....................................              0                   1                  0                1
 Transfers payable to depositor ......................              0                   3                 11                1
                                                             --------            --------          ---------         --------
  Total liabilities ..................................              0                   4                 11                2
                                                             --------            --------          ---------         --------
  Net assets .........................................       $ 14,846            $ 35,925          $  12,919         $ 23,511
                                                             ========            ========          =========         ========
NET ASSETS:
 Policy Owners' equity:
  Units ..............................................            939               2,303              1,304            1,948
                                                             ========            ========          =========         ========
  Unit value .........................................       $  15.81            $  15,60          $    9.91         $  12.07
                                                             ========            ========          =========         ========
  Policy Owners' equity ..............................       $ 14,846            $ 35,925          $  12,919         $ 23,511
                                                             --------            --------          ---------         --------
 Depositor's equity:
  Units ..............................................            N/A                 N/A                N/A              N/A
                                                             ========            ========          =========         ========
  Unit value .........................................       $    N/A            $    N/A          $     N/A         $    N/A
                                                             ========            ========          =========         ========
  Depositor's equity .................................       $    N/A            $    N/A          $     N/A         $    N/A
                                                             --------            --------          ---------         --------
  Net assets applicable to outstanding units .........       $ 14,846            $ 35,925          $  12,919         $ 23,511
                                                             ========            ========          =========         ========

                                                          INTERNATIONAL         U.S.         THIRD AVENUE       REAL ESTATE
                                                              EQUITY           EQUITY            VALUE           SECURITIES
                                                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT(a)     SUB-ACCOUNT(b)
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           408              727               278               75
                                                            ========         ========          ========           ======
  Cost ...............................................      $  4,894         $  9,573          $  2,742           $  724
                                                            ========         ========          ========           ======
 Investment, at net asset value ......................      $  4,235         $  9,056          $  2,198           $  651
 Transfers receivable from depositor .................             0               23                17                0
                                                            --------         --------          --------           ------
  Total assets .......................................         4,235            9,079             2,215              651
                                                            --------         --------          --------           ------
LIABILITIES:
 Accrued expenses ....................................             0                0                 0                0
 Transfers payable to depositor ......................             0                0                 0                0
                                                            --------         --------          --------           ------
  Total liabilities ..................................             1                0                 0                0
                                                            --------         --------          --------           ------
  Net assets .........................................      $  4,234         $  9,079          $  2,215           $  651
                                                            ========         ========          ========           ======
NET ASSETS:
 Policy Owners' equity:
  Units ..............................................           413              707               262               36
                                                            ========         ========          ========           ======
  Unit value .........................................      $  10.26         $  12.85          $   7.85           $ 8.61
                                                            ========         ========          ========           ======
  Policy Owners' equity ..............................      $  4,234         $  9,079          $  2,058           $  306
                                                            --------         --------          --------           ------
 Depositor's equity:
  Units ..............................................           N/A              N/A                20               40
                                                            ========         ========          ========           ======
  Unit value .........................................      $    N/A         $    N/A          $   7.85           $ 8.61
                                                            ========         ========          ========           ======
  Depositor's equity .................................      $    N/A         $    N/A          $    157           $  345
                                                            --------         --------          --------           ------
  Net assets applicable to outstanding units .........      $  4,234         $  9,079          $  2,215           $  651
                                                            ========         ========          ========           ======

(a) The inception date of this sub-account was January 2, 1998.
(b) The inception date of this sub-account was May 1, 1998.

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the nine months or period ended September 30, 1998
All amounts in thousands
(unaudited)

                                                                          MONEY MARKET       BOND         GROWTH       GLOBAL
                                                                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................................      $ 792        $    29      $     404     $ 1,093
 Capital gain distributions ............................................          0              0          5,200           0
                                                                              -----        -------      ---------     -------
  Total investment income (loss) .......................................        792             29          5,604       1,093
EXPENSES:
 Mortality and expense risk ............................................        135            138          3,790       1,242
                                                                              -----        -------      ---------     -------
  Net investment income (loss) .........................................        657           (109)         1,814        (149)
                                                                              -----        -------      ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ................          0            386          9,788       3,024
  Change in unrealized appreciation (depreciation) .....................          0          1,619        109,541       4,085
                                                                              -----        -------      ---------     -------
  Net gain (loss) on investments .......................................          0          2,005        119,329       7,109
                                                                              -----        -------      ---------     -------
   Net increase (decrease) in equity accounts resulting from operations       $ 657        $ 1,896      $ 121,143     $ 6,960
                                                                              =====        =======      =========     =======

                                                                            STRATEGIC      EMERGING     AGGRESSIVE
                                                                          TOTAL RETURN      GROWTH        GROWTH      BALANCED
                                                                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................................   $     237       $     0       $    356     $    44
 Capital gain distributions ............................................         619           352          2,001          13
                                                                           ---------       -------       --------     -------
  Total investment income (loss) .......................................         856           352          2,357          57
EXPENSES:
 Mortality and expense risk ............................................         594         1,310            804          84
                                                                           ---------       -------       --------     -------
  Net investment income (loss) .........................................         262          (958)         1,553         (27)
                                                                           ---------       -------       --------     -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ................         724         3,158          2,023         191
  Change in unrealized appreciation (depreciation) .....................      (3,530)        7,123          9,513        (636)
                                                                           ---------       -------       --------     -------
  Net gain (loss) on investments .......................................      (2,806)       10,281         11,536        (445)
                                                                           ---------       -------       --------     -------
   Net increase (decrease) in equity accounts resulting from operations    $  (2,544)      $ 9,323       $ 13,089     $  (472)
                                                                           =========       =======       ========     =======



  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the nine months or period ended September 30, 1998
All amounts in thousands
(unaudited)

                                                                                  TACTICAL ASSET
                                                                 GROWTH & INCOME    ALLOCATION    C.A.S.E. GROWTH   VALUE EQUITY
                                                                    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ...............................................      $   239       $     80         $     368       $      17
 Capital gain distributions ....................................           48            754                90              74
                                                                      -------       --------         ---------       ---------
  Total investment income (loss) ...............................          287            834               458              91
EXPENSES:
 Mortality and expense risk ....................................           84            230                94             207
                                                                      -------       --------         ---------       ---------
  Net investment income (loss) .................................          203            604               364            (116)
                                                                      -------       --------         ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ........          290            309               231           1,139
  Change in unrealized appreciation (depreciation) .............         (731)        (1,214)           (3,734)         (5,832)
                                                                      -------       --------         ---------       ---------
  Net gain (loss) on investments ...............................         (441)          (905)           (3,503)         (4,693)
                                                                      -------       --------         ---------       ---------
   Net increase (decrease) in equity accounts resulting
    from operations ............................................      $  (238)      $   (301)        $  (3,139)      $  (4,809)
                                                                      =======       ========         =========       =========

                                                                   INTERNATIONAL       U.S.       THIRD AVENUE     REAL ESTATE
                                                                       EQUITY         EQUITY          VALUE         SECURITIES
                                                                    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT(A)   SUB-ACCOUNT(B)
INVESTMENT INCOME:
 Dividend income ................................................     $     3        $    63        $     0          $    0
 Capital gain distributions .....................................           0             10              0               0
                                                                      -------        -------        -------          ------
  Total investment income (loss) ................................           3             73              0               0
EXPENSES:
 Mortality and expense risk .....................................          24             46             13               2
                                                                      -------        -------        -------          ------
  Net investment income (loss) ..................................         (21)            27            (13)             (2)
                                                                      -------        -------        -------          ------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions .........         131            315              8             (27)
  Change in unrealized appreciation (depreciation) ..............        (556)          (532)          (544)            (73)
                                                                      -------        -------        -------          ------
  Net gain (loss) on investments ................................        (425)          (217)          (536)           (100)
                                                                      -------        -------        -------          ------
   Net increase (decrease) in equity accounts resulting
    from operations .............................................     $  (446)       $  (190)       $  (549)         $ (102)
                                                                      =======        =======        =======          ======

(a) The inception date of this sub-account was January 2, 1998.
(b) The inception date of this sub-account was May 1, 1998.


   The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the period ended
All amounts in thousands
(unaudited)

                                                                 MONEY MARKET
                                                                 SUB-ACCOUNT
                                                        ------------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997
                                                        --------------- --------------
OPERATIONS:
 Net investment income (loss) .........................     $    657       $    639
 Net gain (loss) on investments .......................            0              0
                                                            --------       --------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................          657            639
                                                            --------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       14,742          7,719
                                                            --------       --------
 Less cost of units redeemed:
  Administrative charges ..............................        2,375          3,108
  Policy loans ........................................          782            687
  Surrender benefits ..................................          854            854
  Death benefits ......................................            8              9
                                                            --------       --------
                                                               4,019          4,658
                                                            --------       --------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       10,723          3,061
                                                            --------       --------
  Net increase (decrease) in equity accounts ..........       11,380          3,700
 Depositor's equity contribution (redemption) .........            0              0
NET ASSETS:
 Beginning of period ..................................       16,440         12,740
                                                            --------       --------
 End of period ........................................     $ 27,820       $ 16,440
                                                            ========       ========

                                                                     BOND                         GROWTH
                                                                 SUB-ACCOUNT                    SUB-ACCOUNT
                                                        ------------------------------ -----------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997            1998           1997
                                                        --------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) .........................    $   (109)       $    661       $   1,814      $  44,206
 Net gain (loss) on investments .......................       2,005             418         119,329         15,238
                                                           --------        --------       ---------      ---------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................       1,896           1,079         121,143         59,444
                                                           --------        --------       ---------      ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       9,580           7,506          96,915        106,236
                                                           --------        --------       ---------      ---------
 Less cost of units redeemed:
  Administrative charges ..............................       1,669           1,633          32,989         37,231
  Policy loans ........................................         386             428          11,833         11,212
  Surrender benefits ..................................         697             437          15,859         15,746
  Death benefits ......................................          47              15           2,984            711
                                                           --------        --------       ---------      ---------
                                                              2,799           2,513          63,665         64,900
                                                           --------        --------       ---------      ---------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       6,781           4,993          33,250         41,336
                                                           --------        --------       ---------      ---------
  Net increase (decrease) in equity accounts ..........       8,677           6,072         154,393        100,780
 Depositor's equity contribution (redemption) .........           0               0               0              0
NET ASSETS:
 Beginning of period ..................................      17,657          11,585         450,271        349,491
                                                           --------        --------       ---------      ---------
 End of period ........................................    $ 26,334        $ 17,657       $ 604,664      $ 450,271
                                                           ========        ========       =========      =========







                                                                    GLOBAL
                                                                 SUB-ACCOUNT
                                                        ------------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997
                                                        --------------- --------------
OPERATIONS:
 Net investment income (loss) .........................    $    (149)      $  15,859
 Net gain (loss) on investments .......................        7,109             805
                                                           ---------       ---------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................        6,960          16,664
                                                           ---------       ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       51,521          64,272
                                                           ---------       ---------
 Less cost of units redeemed:
  Administrative charges ..............................       14,090          12,590
  Policy loans ........................................        3,714           2,948
  Surrender benefits ..................................        4,183           3,391
  Death benefits ......................................          541             149
                                                           ---------       ---------
                                                              22,528          19,078
                                                           ---------       ---------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       28,993          45,194
                                                           ---------       ---------
  Net increase (decrease) in equity accounts ..........       35,953          61,858
 Depositor's equity contribution (redemption) .........            0               0
NET ASSETS:
 Beginning of period ..................................      145,017          83,159
                                                           ---------       ---------
 End of period ........................................    $ 180,970       $ 145,017
                                                           =========       =========

                                                                  STRATEGIC
                                                                 TOTAL RETURN                 EMERGING GROWTH
                                                                 SUB-ACCOUNT                    SUB-ACCOUNT
                                                        ------------------------------ -----------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997            1998           1997
                                                        --------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) .........................    $    262        $  6,101       $    (958)     $  13,841
 Net gain (loss) on investments .......................      (2,806)          6,521          10,281         10,932
                                                           --------        --------       ---------      ---------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................      (2,544)         12,622           9,323         24,773
                                                           --------        --------       ---------      ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................      18,671          22,072          46,925         54,392
                                                           --------        --------       ---------      ---------
 Less cost of units redeemed:
  Administrative charges ..............................       5,653           6,025          14,342         14,518
  Policy loans ........................................       1,550           1,624           3,920          3,692
  Surrender benefits ..................................       1,934           2,044           5,115          3,986
  Death benefits ......................................         266             148             274            192
                                                           --------        --------       ---------      ---------
                                                              9,403           9,841          23,651         22,388
                                                           --------        --------       ---------      ---------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       9,268          12,231          23,274         32,004
                                                           --------        --------       ---------      ---------
  Net increase (decrease) in equity accounts ..........       6,724          24,853          32,597         56,777
 Depositor's equity contribution (redemption) .........           0               0               0              0
NET ASSETS:
 Beginning of period ..................................      80,753          55,900         164,702        107,925
                                                           --------        --------       ---------      ---------
 End of period ........................................    $ 87,477        $ 80,753       $ 197,299      $ 164,702
                                                           ========        ========       =========      =========

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the period ended
All amounts in thousands
(unaudited)

                                                              AGGRESSIVE GROWTH
                                                                 SUB-ACCOUNT
                                                        ------------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997
                                                        --------------- --------------
OPERATIONS:
 Net investment income (loss) .........................    $   1,553       $  7,795
 Net gain (loss) on investments .......................       11,536          6,524
                                                           ---------       --------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................       13,089         14,319
                                                           ---------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       36,460         40,282
                                                           ---------       --------
 Less cost of units redeemed:
  Administrative charges ..............................       10,156          9,888
  Policy loans ........................................        2,585          1,926
  Surrender benefits ..................................        3,244          2,485
  Death benefits ......................................          204             58
                                                           ---------       --------
                                                              16,189         14,357
                                                           ---------       --------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       20,271         25,925
                                                           ---------       --------
  Net increase (decrease) in equity accounts ..........       33,360         40,244
 Depositor's equity contribution (redemption) .........            0              0
NET ASSETS:
 Beginning of period ..................................       94,652         54,408
                                                           ---------       --------
 End of period ........................................    $ 128,012       $ 94,652
                                                           =========       ========

                                                                   BALANCED                   GROWTH & INCOME
                                                                 SUB-ACCOUNT                    SUB-ACCOUNT
                                                        ------------------------------ -----------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997            1998           1997
                                                        --------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) .........................     $   (27)       $    992       $    203        $ 1,214
 Net gain (loss) on investments .......................        (445)            226           (441)           283
                                                            -------        --------       --------        -------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................        (472)          1,218           (238)         1,497
                                                            -------        --------       --------        -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       4,174           4,373          7,718          3,232
                                                            -------        --------       --------        -------
 Less cost of units redeemed:
  Administrative charges ..............................       1,025             958          1,137            733
  Policy loans ........................................         230             179            163            163
  Surrender benefits ..................................         283             153            328            260
  Death benefits ......................................          10               3             69             11
                                                            -------        --------       --------        -------
                                                              1,548           1,293          1,697          1,167
                                                            -------        --------       --------        -------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       2,626           3,080          6,021          2,065
                                                            -------        --------       --------        -------
  Net increase (decrease) in equity accounts ..........       2,154           4,298          5,783          3,562
 Depositor's equity contribution (redemption) .........           0               0              0              0
NET ASSETS:
 Beginning of period ..................................      10,716           6,418          9,063          5,501
                                                            -------        --------       --------        -------
 End of period ........................................     $12,870        $ 10,716       $ 14,846        $ 9,063
                                                            =======        ========       ========        =======






                                                                TACTICAL ASSET
                                                                  ALLOCATION
                                                                 SUB-ACCOUNT
                                                        ------------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997
                                                        --------------- --------------
OPERATIONS:
 Net investment income (loss) .........................    $    604        $  1,913
 Net gain (loss) on investments .......................        (905)          1,362
                                                           --------        --------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................        (301)          3,275
                                                           --------        --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................      11,086          11,386
                                                           --------        --------
 Less cost of units redeemed:
  Administrative charges ..............................       2,498           2,219
  Policy loans ........................................         589             463
  Surrender benefits ..................................         737             742
  Death benefits ......................................         159              60
                                                           --------        --------
                                                              3,983           3,484
                                                           --------        --------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       7,103           7,902
                                                           --------        --------
  Net increase (decrease) in equity accounts ..........       6,802          11,177
 Depositor's equity contribution (redemption) .........           0               0
NET ASSETS:
 Beginning of period ..................................      29,123          17,946
                                                           --------        --------
 End of period ........................................    $ 35,925        $ 29,123
                                                           ========        ========

                                                               C.A.S.E. GROWTH                 VALUE EQUITY
                                                                 SUB-ACCOUNT                    SUB-ACCOUNT
                                                        ------------------------------ -----------------------------
                                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                              1998           1997            1998           1997
                                                        --------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) .........................    $    364        $    994       $   (116)      $    183
 Net gain (loss) on investments .......................      (3,503)           (252)        (4,693)         3,038
                                                           --------        --------       --------       --------
 Net increase (decrease) in equity accounts resulting
  from operations .....................................      (3,139)            742         (4,809)         3,221
                                                           --------        --------       --------       --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ..................       6,509           8,029          4,452         17,023
                                                           --------        --------       --------       --------
 Less cost of units redeemed:
  Administrative charges ..............................       1,726             970          2,108          1,257
  Policy loans ........................................         413             146            349            542
  Surrender benefits ..................................         198             144            239            388
  Death benefits ......................................          60               6            150              0
                                                           --------        --------       --------       --------
                                                              2,397           1,266          2,846          2,187
                                                           --------        --------       --------       --------
  Increase (decrease) in equity accounts from capital
   unit transactions ..................................       4,112           6,763          1,606         14,836
                                                           --------        --------       --------       --------
  Net increase (decrease) in equity accounts ..........         973           7,505         (3,203)        18,057
 Depositor's equity contribution (redemption) .........           0             (25)             0           (230)
NET ASSETS:
 Beginning of period ..................................      11,946           4,466         26,714          8,887
                                                           --------        --------       --------       --------
 End of period ........................................    $ 12,919        $ 11,946       $ 23,511       $ 26,714
                                                           ========        ========       ========       ========

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the period ended
All amounts in thousands
(unaudited)


                                                                                   INTERNATIONAL EQUITY
                                                                                       SUB-ACCOUNT
                                                                              ------------------------------
                                                                               SEPTEMBER 30,   DECEMBER 31,
                                                                                    1998          1997(a)
                                                                              --------------- --------------
OPERATIONS:
 Net investment income (loss) ...............................................     $   (21)       $   (4)
 Net gain (loss) on investments .............................................        (425)           31
                                                                                  -------        ------
 Net increase (decrease) in equity accounts resulting from operations .......        (446)           27
                                                                                  -------        ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ........................................       2,931         2,458
                                                                                  -------        ------
 Less cost of units redeemed:
  Administrative charges ....................................................         291           117
  Policy loans ..............................................................         116            59
  Surrender benefits ........................................................          27            14
  Death benefits ............................................................         106             0
                                                                                  -------        ------
                                                                                      540           190
                                                                                  -------        ------
  Increase (decrease) in equity accounts from capital unit transactions .....       2,391         2,268
                                                                                  -------        ------
  Net increase (decrease) in equity accounts ................................       1,945         2,295
 Depositor's equity contribution (redemption) ...............................           0            (6)
NET ASSETS:
 Beginning of period ........................................................       2,289             0
                                                                                  -------        ------
 End of period ..............................................................     $ 4,234        $2,289
                                                                                  =======        ======

                                                                                       U.S. EQUITY
                                                                                       SUB-ACCOUNT
                                                                              -----------------------------
                                                                               SEPTEMBER 30,   DECEMBER 31,
                                                                                    1998         1997(a)
                                                                              --------------- -------------
OPERATIONS:
 Net investment income (loss) ...............................................     $    27        $   107
 Net gain (loss) on investments .............................................        (217)            96
                                                                                  -------        -------
 Net increase (decrease) in equity accounts resulting from operations .......        (190)           203
                                                                                  -------        -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ........................................       6,705          3,208
                                                                                  -------        -------
 Less cost of units redeemed:
  Administrative charges ....................................................         522             91
  Policy loans ..............................................................          58             56
  Surrender benefits ........................................................          51              9
  Death benefits ............................................................          63              0
                                                                                  -------        -------
                                                                                      694            156
                                                                                  -------        -------
  Increase (decrease) in equity accounts from capital unit transactions .....       6,011          3,052
                                                                                  -------        -------
  Net increase (decrease) in equity accounts ................................       5,821          3,255
 Depositor's equity contribution (redemption) ...............................           0              3
NET ASSETS:
 Beginning of period ........................................................       3,258              0
                                                                                  -------        -------
 End of period ..............................................................     $ 9,079        $ 3,258
                                                                                  =======        =======










                                                                                THIRD AVENUE    REAL ESTATE
                                                                                   VALUE        SECURITIES
                                                                                SUB-ACCOUNT     SUB-ACCOUNT
                                                                              --------------- --------------
                                                                               SEPTEMBER 30,   SEPTEMBER 30,
                                                                                  1998(b)         1998(c)
                                                                              --------------- --------------
OPERATIONS:
 Net investment income (loss) ...............................................         (13)        $   (2)
 Net gain (loss) on investments .............................................        (536)          (100)
                                                                                     ----         ------
 Net increase (decrease) in equity accounts resulting from operations .......        (549)          (102)
                                                                                     ----         ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (redeemed) ........................................       2,675            360
                                                                                    -----         ------
 Less cost of units redeemed:
  Administrative charges ....................................................          87              2
  Policy loans ..............................................................           8              5
  Surrender benefits ........................................................          16              0
  Death benefits ............................................................           0              0
                                                                                    -----         ------
                                                                                      111              7
                                                                                    -----         ------
  Increase (decrease) in equity accounts from capital unit transactions .....       2,564            353
                                                                                    -----         ------
  Net increase (decrease) in equity accounts ................................       2,015            251
 Depositor's equity contribution (redemption) ...............................         200            400
NET ASSETS:
 Beginning of period ........................................................           0              0
                                                                                    -----         ------
 End of period ..............................................................     $ 2,215         $  651
                                                                                  =======         ======

(a) The inception date of this sub-account was January 2, 1997.
(b) The inception date of this sub-account was January 2, 1998.
(c) The inception date of this sub-account was May 1, 1998.


  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the year or period ended
(unaudited)

                                                                     MONEY MARKET SUB-ACCOUNT
                                                                    ---------------------------
                                                                     SEPTEMBER 30,  DECEMBER 31,
                                                                    --------------- ------------
                                                                          1998          1997
                                                                    --------------- -----------
Accumulation unit value, beginning of period ......................     $ 16.13       $ 15.45
 Income from operations:
  Net investment income (loss) ....................................        0.53          0.68
  Net realized and unrealized gain (loss) on investments ..........        0.00          0.00
                                                                        -------       -------
   Net income (loss) from operations ..............................        0.53          0.68
                                                                        -------       -------
Accumulation unit value, end of period ............................     $ 16.66       $ 16.13
                                                                        =======       =======
Total return (a) ..................................................        3.29%         4.37%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......................     $27,820       $16,440
 Ratios of net investment income (loss) to average net assets (b) .        4.30%         4.28%

                                                                               MONEY MARKET SUB-ACCOUNT
                                                                    -----------------------------------------------
                                                                                     DECEMBER 31,
                                                                    -----------------------------------------------
                                                                        1996        1995        1994        1993
                                                                    ----------- ----------- ----------- -----------
Accumulation unit value, beginning of period ......................   $ 14.83     $ 14.19     $ 13.84     $ 13.63
 Income from operations:
  Net investment income (loss) ....................................      0.62        0.64        0.35        0.21
  Net realized and unrealized gain (loss) on investments ..........      0.00        0.00        0.00        0.00
                                                                      -------     -------     -------     -------
   Net income (loss) from operations ..............................      0.62        0.64        0.35        0.21
                                                                      -------     -------     -------     -------
Accumulation unit value, end of period ............................   $ 15.45     $ 14.83     $ 14.19     $ 13.84
                                                                      =======     =======     =======     =======
Total return (a) ..................................................      4.17%       4.49%       2.58%       1.52%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......................   $12,740     $10,759     $ 9,706     $ 4,985
 Ratios of net investment income (loss) to average net assets (b) .      4.07%       4.37%       2.66%       1.51%

                                                                         BOND SUB-ACCOUNT
                                                                    ---------------------------
                                                                     SEPTEMBER 30,  DECEMBER 31,
                                                                    --------------- ------------
                                                                          1998          1997
                                                                    --------------- -----------
Accumulation unit value, beginning of period ......................     $ 21.12       $ 19.53
 Income from operations:
  Net investment income (loss) ....................................       (0.12)         1.01
  Net realized and unrealized gain (loss) on investments ..........        2.03          0.58
                                                                        -------       -------
   Net income (loss) from operations ..............................        1.91          1.59
                                                                        -------       -------
Accumulation unit value, end of period ............................     $ 23.03       $ 21.12
                                                                        =======       =======
Total return (a) ..................................................        9.01%         8.18%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......................     $26,334       $17,657
 Ratios of net investment income (loss) to average net assets (b) .      ( 0.71)%        5.06%

                                                                                   BOND SUB-ACCOUNT
                                                                    -----------------------------------------------
                                                                                     DECEMBER 31,
                                                                    -----------------------------------------------
                                                                        1996        1995        1994        1993
                                                                    ----------- ----------- ----------- -----------
Accumulation unit value, beginning of period ......................   $ 19.67     $ 16.14    $  17.50    $ 15.57
 Income from operations:
  Net investment income (loss) ....................................      0.99        1.05        0.89       2.11
  Net realized and unrealized gain (loss) on investments ..........     (1.13)       2.48       (2.25)     (0.18)
                                                                      -------     -------    --------    -------
   Net income (loss) from operations ..............................     (0.14)       3.53       (1.36)      1.93
                                                                      -------     -------    --------    -------
Accumulation unit value, end of period ............................   $ 19.53     $ 19.67    $  16.14    $ 17.50
                                                                      =======     =======    ========    =======
Total return (a) ..................................................    ( 0.75)%     21.89%     ( 7.77)%    12.40%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......................   $11,585     $10,066    $  6,259    $ 6,985
 Ratios of net investment income (loss) to average net assets (b) .      5.34%       5.80%       5.57%     12.92%

                                                                             GROWTH SUB-ACCOUNT
                                                                        ----------------------------
                                                                         SEPTEMBER 30,  DECEMBER 31,
                                                                        --------------- ------------
                                                                              1998          1997
                                                                        --------------- ------------
Accumulation unit value, beginning of period ..........................    $  56.48        $ 48.48
 Income from operations:
  Net investment income (loss) ........................................        0.22           5.83
  Net realized and unrealized gain (loss) on investments ..............       14.98           2.17
                                                                           --------        -------
   Net income (loss) from operations ..................................       15.20           8.00
                                                                           --------        -------
Accumulation unit value, end of period ................................    $  71.68        $ 56.48
                                                                           ========       ========
Total return (a) ......................................................       26.92%         16.50%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................    $604,664       $450,271
 Ratios of net investment income (loss) to average net assets (b) .....        0.43%         10.84%

                                                                                        GROWTH SUB-ACCOUNT
                                                                        ---------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                            1996         1995          1994         1993
                                                                        ------------ ------------ ------------- -----------
Accumulation unit value, beginning of period ..........................   $  41.47     $  28.44       $ 31.30    $  30.37
 Income from operations:
  Net investment income (loss) ........................................       2.88         3.89          0.04        0.46
  Net realized and unrealized gain (loss) on investments ..............       4.13         9.14         (2.90)       0.47
                                                                          --------     --------       -------    --------
   Net income (loss) from operations ..................................       7.01        13.03         (2.86)       0.93
                                                                          --------     --------       -------    --------
Accumulation unit value, end of period ................................   $  48.48     $  41.47       $ 28.44    $  31.30
                                                                          ========     ========       =======    ========
Total return (a) ......................................................      16.91%       45.81%        (9.13)%      3.06%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................   $349,491     $262,467      $161,490    $169,757
 Ratios of net investment income (loss) to average net assets (b) .....       6.41%       11.05%         0.16%       1.56%

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the year or period ended
(unaudited)

                                                                          GLOBAL SUB-ACCOUNT
                                                                     ----------------------------
                                                                      SEPTEMBER 30,  DECEMBER 31,
                                                                     --------------- ------------
                                                                           1998          1997
                                                                     --------------- ------------
Accumulation unit value, beginning of period .......................     $  17.80      $  15.13
 Income from operations:
  Net investment income (loss) .....................................        (0.02)         2.30
  Net realized and unrealized gain (loss) on investments ...........         1.25          0.37
                                                                         --------      --------
   Total income (loss) from operations .............................         1.23          2.67
                                                                         --------      --------
Accumulation unit value, end of period .............................     $  19.03      $  17.80
                                                                         ========      ========
Total return (a) ...................................................         6.89%        17.69%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................     $180,970      $145,017
 Ratios of net investment income (loss) to average net assets (b) ..        (0.11)%       13.39%

                                                                             GLOBAL SUB-ACCOUNT
                                                                     -----------------------------------
                                                                                DECEMBER 31,
                                                                     -----------------------------------
                                                                         1996        1995      1994(d)
                                                                     ----------- ----------- -----------
Accumulation unit value, beginning of period .......................   $ 11.95     $  9.80     $ 10.00
 Income from operations:
  Net investment income (loss) .....................................      1.50        0.45        0.71
  Net realized and unrealized gain (loss) on investments ...........      1.68        1.70       (0.91)
                                                                       -------     -------     -------
   Total income (loss) from operations .............................      3.18        2.15       (0.20)
                                                                       -------     -------     -------
Accumulation unit value, end of period .............................   $ 15.13     $ 11.95     $  9.80
                                                                       =======     =======     =======
Total return (a) ...................................................     26.60%      21.96%      (2.02)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................   $83,159     $37,049     $21,672
 Ratios of net investment income (loss) to average net assets (b) ..     11.09%       4.25%       8.86%

                                                                       STRATEGIC TOTAL RETURN
                                                                             SUB-ACCOUNT
                                                                     ---------------------------
                                                                      SEPTEMBER 30,  DECEMBER 31,
                                                                     --------------- ------------
                                                                           1998          1997
                                                                     --------------- -----------
Accumulation unit value, beginning of period .......................     $ 18.91       $ 15.66
 Income from operations:
  Net investment income (loss) .....................................        0.06          1.56
  Net realized and unrealized gain (loss) on investments ...........       (0.56)         1.69
                                                                         -------       -------
   Total income (loss) from operations .............................       (0.50)         3.25
                                                                         -------       -------
Accumulation unit value, end of period .............................     $ 18.41       $ 18.91
                                                                         =======       =======
Total return (a) ...................................................       (2.63)%       20.77%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................     $87,477       $80,753
 Ratios of net investment income (loss) to average net assets (b) ..        0.39%         8.89%

                                                                           STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                     -----------------------------------------------
                                                                                      DECEMBER 31,
                                                                     -----------------------------------------------
                                                                         1996        1995        1994      1993(c)
                                                                     ----------- ----------- ----------- -----------
Accumulation unit value, beginning of period .......................   $ 13.74     $ 11.12     $ 11.28     $ 10.00
 Income from operations:
  Net investment income (loss) .....................................      0.82        0.68        0.18        0.19
  Net realized and unrealized gain (loss) on investments ...........      1.10        1.94       (0.34)       1.09
                                                                       -------     -------     -------     -------
   Total income (loss) from operations .............................      1.92        2.62       (0.16)       1.28
                                                                       -------     -------     -------     -------
Accumulation unit value, end of period .............................   $ 15.66     $ 13.74     $ 11.12     $ 11.28
                                                                       =======     =======     =======     =======
Total return (a) ...................................................     13.97%      23.55%      (1.42)%     12.81%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ........................   $55,900     $39,648     $23,649     $13,343
 Ratios of net investment income (loss) to average net assets (b) ..      5.76%       5.47%       1.93%       2.27%

                                                                      EMERGING GROWTH SUB-ACCOUNT
                                                                      ---------------------------
                                                                       SEPTEMBER 30,  DECEMBER 31,
                                                                      --------------- ------------
                                                                            1998          1997
                                                                      --------------- -----------
Accumulation unit value, beginning of period ........................     $  23.48       $ 19.51
 Income from operations:
  Net investment income (loss) ......................................        (0.13)         2.20
  Net realized and unrealized gain (loss) on investments ............         1.64          1.77
                                                                          --------       -------
   Total income (loss) from operations ..............................         1.51          3.97
                                                                          --------       -------
Accumulation unit value, end of period ..............................     $  24.99       $ 23.48
                                                                          ========       =======
Total return (a) ....................................................         6.41%        20.37%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .........................     $197,299       $64,702
 Ratios of net investment income (loss) to average net assets (b) ...        (0.65)%       10.18%

                                                                                 EMERGING GROWTH SUB-ACCOUNT
                                                                      -------------------------------------------------
                                                                                        DECEMBER 31,
                                                                      -------------------------------------------------
                                                                          1996         1995        1994       1993(c)
                                                                      ------------ ----------- ------------ -----------
Accumulation unit value, beginning of period ........................  $   16.56     $ 11.38     $ 12.40      $ 10.00
 Income from operations:
  Net investment income (loss) ......................................       0.82        0.65       (0.09)       (0.09)
  Net realized and unrealized gain (loss) on investments ............       2.13        4.53       (0.93)        2.49
                                                                       ---------     -------     -------      -------
   Total income (loss) from operations ..............................       2.95        5.18       (1.02)        2.40
                                                                       ---------     -------     -------      -------
Accumulation unit value, end of period ..............................  $   19.51     $ 16.56     $ 11.38      $ 12.40
                                                                       =========     =======     =======      =======
Total return (a) ....................................................      17.82%      45.49%      (8.18)%      23.96%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .........................    107,925     $67,905     $36,687      $18,620
 Ratios of net investment income (loss) to average net assets (b) ...       4.51%       4.66%      (0.86)%      (0.92)%

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the year or period ended
(unaudited)

                                                                                AGGRESSIVE GROWTH
                                                                                   SUB-ACCOUNT
                                                                           ---------------------------
                                                                            SEPTEMBER 30,  DECEMBER 31,
                                                                           --------------- ------------
                                                                                 1998          1997
                                                                           --------------- -----------
Accumulation unit value, beginning of period .............................    $  18.10       $ 14.70
 Income from operations:
  Net investment income (loss) ...........................................        0.28          1.75
  Net realized and unrealized gain (loss) on investments .................        2.29          1.65
                                                                              --------        -------
   Total income (loss) from operations ...................................        2.57          3.40
                                                                              --------        -------
Accumulation unit value, end of period ...................................    $  20.67       $ 18.10
                                                                              ========        =======
Total return (a) .........................................................       14.23%        23.14%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................    $128,012       $94,652
 Ratios of net investment income (loss) to average net assets (b) ........        1.72%        10.26%

                                                                              AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                           -----------------------------------
                                                                                      DECEMBER 31,
                                                                           -----------------------------------
                                                                               1996        1995      1994(d)
                                                                           ----------- ----------- -----------
Accumulation unit value, beginning of period .............................   $ 13.43     $  9.82    $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.36        0.37       (0.06)
  Net realized and unrealized gain (loss) on investments .................      0.91        3.24       (0.12)
                                                                             -------     -------    --------
   Total income (loss) from operations ...................................      1.27        3.61       (0.18)
                                                                             -------     -------    --------
Accumulation unit value, end of period ...................................   $ 14.70     $ 13.43    $   9.82
                                                                             =======     =======    ========
Total return (a) .........................................................      9.46%      36.79%      (1.85)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................   $54,408     $32,904    $  8,909
 Ratios of net investment income (loss) to average net assets (b) ........      2.65%       2.93%      (0.72)%

                                                                              BALANCED SUB-ACCOUNT
                                                                           ---------------------------
                                                                            SEPTEMBER 30,  DECEMBER 31,
                                                                           --------------- ------------
                                                                                 1998          1997
                                                                           --------------- -----------
Accumulation unit value, beginning of period .............................     $ 14.17       $ 12.21
 Income from operations:
  Net investment income (loss) ...........................................       (0.03)         1.55
  Net realized and unrealized gain (loss) on investments .................       (0.44)         0.41
                                                                               -------       -------
   Total income (loss) from operations ...................................       (0.47)         1.96
                                                                               -------       -------
Accumulation unit value, end of period ...................................     $ 13.70       $ 14.17
                                                                               =======       =======
Total return (a) .........................................................       (3.30)%       16.06%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................     $12,870       $10,716
 Ratios of net investment income (loss) to average net assets (b) ........       (0.29)%       11.62%

                                                                                  BALANCED SUB-ACCOUNT
                                                                           ----------------------------------
                                                                                      DECEMBER 31,
                                                                           ----------------------------------
                                                                               1996       1995      1994(d)
                                                                           ----------- ---------- -----------
Accumulation unit value, beginning of period .............................  $ 11.13     $  9.37    $  10.00
 Income from operations:
  Net investment income (loss) ...........................................     0.36        0.37        0.22
  Net realized and unrealized gain (loss) on investments .................     0.72        1.39       (0.85)
                                                                            -------     -------    --------
   Total income (loss) from operations ...................................     1.08        1.76       (0.63)
                                                                            -------     -------    --------
Accumulation unit value, end of period ...................................  $ 12.21     $ 11.13    $   9.37
                                                                            =======     =======    ========
Total return (a) .........................................................     9.73%      18.73%      (6.29)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................  $ 6,418     $ 3,795    $  2,145
 Ratios of net investment income (loss) to average net assets (b) ........     3.18%       3.59%       3.06%

                                                                           GROWTH & INCOME SUB-ACCOUNT
                                                                           ---------------------------
                                                                            SEPTEMBER 30,  DECEMBER 31,
                                                                           --------------- ------------
                                                                                 1998          1997
                                                                           --------------- -----------
Accumulation unit value, beginning of period .............................     $ 16.09      $ 13.03
 Income from operations:
  Net investment income (loss) ...........................................        0.26         2.61
  Net realized and unrealized gain (loss) on investments .................       (0.54)        0.45
                                                                               -------      -------
   Total income (loss) from operations ...................................       (0.28)        3.06
                                                                               -------      -------
Accumulation unit value, end of period ...................................     $ 15.81      $ 16.09
                                                                               =======      =======
Total return (a) .........................................................       (1.79)%      23.54%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................     $14,846      $ 9,063
 Ratios of net investment income (loss) to average net assets (b) ........        2.15%       18.50%

                                                                              GROWTH & INCOME SUB-ACCOUNT
                                                                           ----------------------------------
                                                                                      DECEMBER 31,
                                                                           ----------------------------------
                                                                               1996       1995      1994(d)
                                                                           ----------- ---------- -----------
Accumulation unit value, beginning of period .............................  $ 11.77     $  9.49    $  10.00
 Income from operations:
  Net investment income (loss) ...........................................     0.76        0.49        0.29
  Net realized and unrealized gain (loss) on investments .................     0.50        1.79       (0.80)
                                                                            -------     -------    --------
   Total income (loss) from operations ...................................     1.26        2.28       (0.51)
                                                                            -------     -------    --------
Accumulation unit value, end of period ...................................  $ 13.03     $ 11.77    $   9.49
                                                                            =======     =======    ========
Total return (a) .........................................................    10.64%      24.14%      (5.15)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................  $ 5,501     $ 2,631    $  1,215
 Ratios of net investment income (loss) to average net assets (b) ........     6.38%       4.57%       3.71%

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the year or period ended
(unaudited)

                                                                                  TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                           ---------------------------------------------------
                                                                            SEPTEMBER 30,             DECEMBER 31,
                                                                           --------------- -----------------------------------
                                                                                 1998          1997        1996      1995(e)
                                                                           --------------- ----------- ----------- -----------
Accumulation unit value, beginning of period .............................     $ 15.60       $ 13.50     $ 11.90    $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.29          1.20        0.53       0.61
  Net realized and unrealized gain (loss) on investments .................       (0.29)         0.90        1.07       1.29
                                                                               -------       -------     -------    -------
   Total income (loss) from operations ...................................        0.00          2.10        1.60       1.90
                                                                               -------       -------     -------    -------
Accumulation unit value, end of period ...................................     $ 15.60       $ 15.60     $ 13.50    $ 11.90
                                                                               =======       =======     =======    =======
Total return (a) .........................................................        0.03%        15.55%      13.40%     19.03%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................     $35,925       $29,123     $17,946    $ 9,446
 Ratios of net investment income (loss) to average net assets (b) ........        2.34%         8.14%       4.35%      5.47%


                                                                                     C.A.S.E. GROWTH SUB-ACCOUNT
                                                                             -------------------------------------------
                                                                              SEPTEMBER 30,          DECEMBER 31,
                                                                             ---------------   -------------------------
                                                                                   1998            1997        1996(f)
                                                                             ---------------   -----------   -----------
Accumulation unit value, beginning of period .............................      $  12.32         $ 10.81      $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................          0.32            1.51         0.37
  Net realized and unrealized gain (loss) on investments .................         (2.73)           0.00         0.44
                                                                                --------         -------      -------
   Total income (loss) from operations ...................................         (2.41)           1.51         0.81
                                                                                --------         -------      -------
Accumulation unit value, end of period ...................................      $   9.91         $ 12.32      $ 10.81
                                                                                ========         =======      =======
Total return (a) .........................................................        (19.60)%         14.00%        8.09%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................      $ 12,919         $11,946      $ 4,466
 Ratios of net investment income (loss) to average net assets (b) ........          3.46%          12.65%        6.11%


                                                                                      VALUE EQUITY SUB-ACCOUNT
                                                                             -------------------------------------------
                                                                              SEPTEMBER 30,          DECEMBER 31,
                                                                             ---------------   -------------------------
                                                                                   1998            1997        1996(f)
                                                                             ---------------   -----------   -----------
Accumulation unit value, beginning of period .............................      $  13.94         $ 11.25      $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................         (0.05)           0.14         0.05
  Net realized and unrealized gain (loss) on investments .................         (1.82)           2.55         1.20
                                                                                --------         -------      -------
   Total income (loss) from operations ...................................         (1.87)           2.69         1.25
                                                                                --------         -------      -------
Accumulation unit value, end of period ...................................      $  12.07         $ 13.94      $ 11.25
                                                                                ========         =======      =======
Total return (a) .........................................................        (13.46)%         23.93%       12.51%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..............................      $ 23,511         $26,714      $ 8,887
 Ratios of net investment income (loss) to average net assets (b) ........         (0.50)%          1.05%        0.77%

  The Notes to the Financial Statements are an integral part of this report.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
For the year or period ended
(unaudited)

                                                                             INTERNATIONAL EQUITY
                                                                                 SUB-ACCOUNT
                                                                        ------------------------------
                                                                         SEPTEMBER 30,   DECEMBER 31,
                                                                              1998          1997(g)
                                                                        --------------- --------------
Accumulation unit value, beginning of period ..........................    $  10.65        $  10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.07)          (0.03)
  Net realized and unrealized gain (loss) on investments ..............       (0.32)           0.68
                                                                           --------        --------
   Total income (loss) from operations ................................       (0.39)           0.65
                                                                           --------        --------
Accumulation unit value, end of period ................................    $  10.26        $  10.65
                                                                           ========        ========
Total return (a) ......................................................       (3.69)%          6.54%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................    $  4,234        $  2,289
 Ratios of net investment income (loss) to average net assets (b) .....       (0.77)%         (0.28)%

                                                                                 U.S. EQUITY
                                                                                 SUB-ACCOUNT
                                                                        -----------------------------
                                                                         SEPTEMBER 30,   DECEMBER 31,
                                                                              1998         1997(g)
                                                                        --------------- -------------
Accumulation unit value, beginning of period ..........................    $ 12.59        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................       0.05           0.99
  Net realized and unrealized gain (loss) on investments ..............       0.21           1.60
                                                                           -------        -------
   Total income (loss) from operations ................................       0.26           2.59
                                                                           -------        -------
Accumulation unit value, end of period ................................    $ 12.85        $ 12.59
                                                                           =======        =======
Total return (a) ......................................................       2.06%         25.89%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................    $ 9,079       $  3,258
 Ratios of net investment income (loss) to average net assets (b) .....       0.51%          8.28%

                                                                          THIRD AVENUE    REAL ESTATE
                                                                             VALUE        SECURITIES
                                                                          SUB-ACCOUNT     SUB-ACCOUNT
                                                                        --------------- --------------
                                                                         SEPTEMBER 30,   SEPTEMBER 30,
                                                                            1998(h)         1998(i)
                                                                        --------------- --------------
Accumulation unit value, beginning of period ..........................    $  10.00        $  10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.06)          (0.03)
  Net realized and unrealized gain (loss) on investments ..............       (2.09)          (1.36)
                                                                           --------        --------
   Total income (loss) from operations ................................       (2.15)          (1.39)
                                                                           --------        --------
Accumulation unit value, end of period ................................    $   7.85        $   8.61
                                                                           ========        ========
Total return (a) ......................................................      (21.47)%        (13.86)%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ...........................    $  2,215        $    651
 Ratios of net investment income (loss) to average net assets (b) .....       (0.88)%         (0.50)%

 * The above tables illustrate the change for a unit outstanding computed using average units outstanding throughout each period. See Notes to Selected Per Unit Data and Ratios.

NOTES TO SELECTED PER UNIT DATA AND RATIOS:

(a) For periods less than one year, the total return is not annualized.
(b) For periods less than one year, the ratio of net investment income to average net assets is annualized.
(c) The inception date of this Sub-Account was March 1, 1993.
(d) The inception date of this Sub-Account was March 1, 1994.
(e) The inception date of this Sub-Account was January 3, 1995.
(f) The inception date of this Sub-Account was May 1, 1996.
(g) The inception date of this Sub-Account was January 2, 1997.
(h) The inception date of this Sub-Account was January 2, 1998.
(i) The inception date of this Sub-Account was May 1, 1998.


  The Notes to the Financial Statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND SUMMARY OF
        SIGNIFICANT ACCOUNTING POLICIES

      The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains sixteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

      The Fund has entered into annually renewable investment advisory agreements foreach Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

      On January 2, 1998 and May 1, 1998, WRL made initial contributions totaling $600,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


SUB-ACCOUNT                 CONTRIBUTION         UNITS
------------------------   --------------   --------------
Third Avenue Value         $ 200,000        20,000.00
Real Estate Securities     $ 400,000        40,000.00

      The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

      The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently applied in the preparation of the Trust's financial statements.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

      Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

      The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

C. ESTIMATES

      The preparation of financial statements in accordance with generally accepted accounting principles required management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. CHARGES AND DEDUCTIONS

      Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

      Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the sub-accounts. Contingent surrender charges also apply.

      Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

      Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

      A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate WRL for assumption

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                                  (CONTINUED)

NOTE 2. CHARGES AND DEDUCTIONS
        --(CONTINUED)

of mortality and expense risks and administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3. DIVIDENDS AND DISTRIBUTIONS

      Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gains distributions are declared and reinvested annually. Dividends and distributions of the Fund are recorded on the ex-date and generally are paid to and reinvested by the Life Account on the next business day after the ex-date. Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the unit price or equity values within the Life Account.

NOTE 4. SECURITIES TRANSACTIONS

Securities transactions are summarized as follows:
For the year or period ended September 30, 1998 (in thousands)

                                                           MONEY MARKET             BOND                GROWTH
                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
Purchase of long-term securities ....................      $  43,044             $ 11,151             $ 52,127
Proceeds from sales of long-term securities .........         31,816                4,429               16,706

                                                                             STRATEGIC TOTAL         EMERGING
                                                             GLOBAL              RETURN               GROWTH
                                                          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
Purchase of long-term securities ....................      $  36,766             $ 11,908             $ 29,251
Proceeds from sales of long-term securities .........          7,700                2,292                6,810

                                                           AGGRESSIVE                                 GROWTH &
                                                             GROWTH              BALANCED              INCOME
                                                          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
Purchase of long-term securities ....................       $ 26,763             $  3,336             $  8,600
Proceeds from sales of long-term securities .........          4,748                  723                2,335

                                                         TACTICAL ASSET          C.A.S.E.              VALUE
                                                           ALLOCATION             GROWTH               EQUITY
                                                          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
Purchase of long-term securities ....................       $  9,232             $  6,168             $  9,199
Proceeds from sales of long-term securities .........          1,323                1,659                7,644

                                                         INTERNATIONAL             U.S.             THIRD AVENUE
                                                             EQUITY               EQUITY               VALUE
                                                        SUB-ACCOUNT (a)        SUB-ACCOUNT        SUB-ACCOUNT (a)
Purchase of long-term securities ....................       $  4,256             $  8,741             $  3,376
Proceeds from sales of long-term securities .........          1,879                2,715                  642

                                                          REAL ESTATE
                                                           SECURITIES
                                                        SUB-ACCOUNT (b)
Purchase of long-term securities ....................      $    933
Proceeds from sales of long-term securities .........           182

(a) The inception date of this sub-account was January 2, 1998.
(b) The inception date of this sub-account was May 1, 1998.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                                  (CONTINUED)

NOTE 5. EQUITY TRANSACTIONS

For the period ended September 30, 1998 (in thousands)

                                             MONEY MARKET             BOND                GROWTH
                                             SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
Units balance - beginning of year ...........   1,019                   836               7,972
Units issued ................................   8,644                   777               2,204
Units redeemed ..............................   7,993                   469               1,741
                                                -----                   ---               -----
Units balance - end of year .................   1,670                 1,144               8,435
                                                =====                 =====               =====

                                                                 STRATEGIC TOTAL         EMERGING
                                                GLOBAL               RETURN               GROWTH
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
Units balance - beginning of year ...........   8,145                  4,270               7,013
Units issued ................................   4,079                  1,498               3,035
Units redeemed ..............................   2,715                  1,017               2,153
                                                -----                  -----               -----
Units balance - end of year .................   9,509                  4,751               7,895
                                                =====                  =====               =====

                                              AGGRESSIVE                                 GROWTH &
                                               GROWTH               BALANCED             INCOME
                                             SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
Units balance - beginning of year ...........   5,230                  756                 563
Units issued ................................   2,789                  446                 779
Units redeemed ..............................   1,826                  263                 403
                                                -----                  ---                 ---
Units balance - end of year .................   6,193                  939                 939
                                                =====                  ===                 ===

                                             TACTICAL ASSET           C.A.S.E.             VALUE
                                               ALLOCATION             GROWTH               EQUITY
                                              SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
Units balance - beginning of year ...........   1,867                     969               1,916
Units issued ................................   1,078                     946               1,395
Units redeemed ..............................     642                     611               1,363
                                                -----                   -----               -----
Units balance - end of year .................   2,303                   1,304               1,948
                                                =====                   =====               =====

                                              INTERNATIONAL             U.S.            THIRD AVENUE
                                                  EQUITY              EQUITY               VALUE
                                             SUB-ACCOUNT (a)        SUB-ACCOUNT        SUB-ACCOUNT (a)
Units balance - beginning of period .........     215                   259                   N/A
Units issued ................................     530                   908                   419
Units redeemed ..............................     332                   460                   137
                                                -----                   ---                   ---
Units balance - end of period ...............     413                   707                   282
                                                =====                   ===                   ===

                                                   REAL ESTATE
                                                    SECURITIES
                                                 SUB-ACCOUNT (b)
Units balance - beginning of period .........         N/A
Units issued ................................         98
Units redeemed ..............................         22
                                                     ---
Units balance - end of period ...............         76
                                                     ===

(a) The inception date of this sub-account was January 2, 1998.
(b) The inception date of this sub-account was May 1, 1998.

                            WRL SERIES LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998
                                  (CONTINUED)

NOTE 6. OTHER MATTERS


At September 30, 1998, the equity accounts included net unrealized appreciation (depreciation) on investments as follows (in thousands):


  SUB-ACCOUNT
  -----------
  Money Market ...................  $    N/A
  Bond ...........................     1,950
  Growth .........................   200,350
  Global .........................    13,690
  Strategic Total Return .........    10,240
  Emerging Growth ................    38,300
  Aggressive Growth ..............    18,545
  Balanced .......................        41
  Growth & Income ................      (249)
  Tactical Asset Allocation ......     1,275
  C.A.S.E. Growth ................    (3,969)
  Value Equity ...................    (2,654)
  International Equity ...........      (659)
  U.S. Equity ....................      (517)
  Third Avenue Value .............      (544)
  Real Estate Securities .........       (73)

                            WRL SERIES LIFE ACCOUNT


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policy Owners of the WRL Series Life Account

     In our opinion, the accompanying statements of assets, liabilities and equity accounts and the related statements of operations and of changes in equity accounts and the selected per unit data and ratios present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1997, the results of each of their operations, the changes in each of their equity accounts and the selected per unit data and ratios for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Life Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     /s/ PRICE WATERHOUSE LLP


     PRICE WATERHOUSE LLP
     Kansas City, Missouri
     January 30, 1998

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS
At December 31, 1997
All amounts (except unit value, units and shares) in thousands





                                               MONEY MARKET           BOND              GROWTH
                                               SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ................................         16,381,111         1,581,226          12,215,272
                                            =================   ===============   =================
   Cost ..................................  $          16,381   $        17,287   $         359,253
                                            =================   ===============   =================
  Investments at net asset value .........  $          16,381   $        17,618   $         450,062
  Accrued transfers from depositor .......                 59                39                 209
                                            -----------------   ---------------   -----------------
   Total assets ..........................             16,440            17,657             450,271
                                            -----------------   ---------------   -----------------
LIABILITIES: .............................                  0                 0                   0
                                            -----------------   ---------------   -----------------
   Net assets ............................  $          16,440   $        17,657   $         450,271
                                            =================   ===============   =================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units .................................   1,019,515.089795    835,870.193630    7,972,011.504966
                                            =================   ===============   =================
   Unit value ............................  $       16.125159   $     21.123535   $       56.481417
                                            =================   ===============   =================
   Policy Owners' equity .................  $          16,440   $        17,657   $         450,271
                                            -----------------   ---------------   -----------------
 Depositor's equity:
   Units .................................                N/A               N/A                 N/A
                                            =================   ===============   =================
   Unit value ............................  $             N/A   $           N/A   $             N/A
                                            =================   ===============   =================
   Depositor's equity ....................  $             N/A   $           N/A   $             N/A
                                            -----------------   ---------------   -----------------
   Total equity ..........................  $          16,440   $        17,657   $         450,271
                                            =================   ===============   =================



                                                                     STRATEGIC
                                                   GLOBAL           TOTAL RETURN      EMERGING GROWTH    AGGRESSIVE GROWTH
                                                SUB-ACCOUNT       SUB-ACCOUNT (a)       SUB-ACCOUNT         SUB-ACCOUNT
 ASSETS:
  Investments
   Investment in WRL Series Fund, Inc.:
    Shares ................................          7,604,927           5,163,177           8,082,693           5,890,842
                                             =================   =================   =================   =================
    Cost ..................................  $         135,839   $          66,903   $         133,448   $          85,485
                                             =================   =================   =================   =================
   Investments at net asset value .........  $         144,823   $          80,673   $         164,625   $          94,517
   Accrued transfers from depositor .......                194                  80                  77                 135
                                             -----------------   -----------------   -----------------   -----------------
    Total assets ..........................            145,017              80,753             164,702              94,652
                                             -----------------   -----------------   -----------------   -----------------
 LIABILITIES: .............................                  0                   0                   0                   0
                                             -----------------   -----------------   -----------------   -----------------
    Net assets ............................  $         145,017   $          80,753   $         164,702   $          94,652
                                             =================   =================   =================   =================
 EQUITY ACCOUNTS:
  Policy Owners' equity:
    Units .................................   8,144,902.999720    4,270,324.925754    7,013,376.822852    5,230,271.098013
                                             =================   =================   =================   =================
    Unit value ............................  $       17.804656   $       18.910375   $       23.484030   $       18.096966
                                             =================   =================   =================   =================
    Policy Owners' equity .................  $         145,017   $          80,753   $         164,702   $          94,652
                                             -----------------   -----------------   -----------------   -----------------
  Depositor's equity:
    Units .................................                N/A                 N/A                 N/A                 N/A
                                             =================   =================   =================   =================
    Unit value ............................  $             N/A   $             N/A   $             N/A   $             N/A
                                             =================   =================   =================   =================
    Depositor's equity ....................  $             N/A   $             N/A   $             N/A   $             N/A
                                             -----------------   -----------------   -----------------   -----------------
    Total equity ..........................  $         145,017   $          80,753   $         164,702   $          94,652
                                             =================   =================   =================   =================

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS
At December 31, 1997
All amounts (except unit value, units and shares) in thousands



                                                                        GROWTH &          TACTICAL ASSET
                                                    BALANCED             INCOME             ALLOCATION
                                                  SUB-ACCOUNT       SUB-ACCOUNT (b)        SUB-ACCOUNT
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ..................................            891,005             718,410             2,124,794
                                                ===============     ===============     =================
   Cost ....................................    $        10,023     $         8,540     $          26,436
                                                ===============     ===============     =================
  Investments at net asset value ...........    $        10,700     $         9,022     $          28,925
  Accrued transfers from depositor .........                 16                  41                   198
                                                ---------------     ---------------     -----------------
   Total assets ............................             10,716               9,063                29,123
                                                ---------------     ---------------     -----------------
LIABILITIES: ...............................                  0                   0                     0
                                                ---------------     ---------------     -----------------
   Net assets ..............................    $        10,716     $         9,063     $          29,123
                                                ===============     ===============     =================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ...................................     756,353.665747      563,129.649597      1,867,261.033017
                                                ===============     ===============     =================
   Unit value ..............................    $     14.168361     $     16.093919     $       15.596453
                                                ===============     ===============     =================
   Policy Owners' equity ...................    $        10,716     $         9,063     $          29,123
                                                ---------------     ---------------     -----------------
 Depositor's equity:
   Units ...................................                N/A                 N/A                   N/A
                                                ===============     ===============     =================
   Unit value ..............................    $           N/A     $           N/A     $             N/A
                                                ===============     ===============     =================
   Depositor's equity ......................    $           N/A     $           N/A     $             N/A
                                                ---------------     ---------------     -----------------
   Total equity ............................    $        10,716     $         9,063     $          29,123
                                                ===============     ===============     =================



                                              C.A.S.E. GROWTH      VALUE EQUITY     INTERNATIONAL EQUITY     U.S. EQUITY
                                                SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT (c)     SUB-ACCOUNT (c)
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ..................................          851,094           1,916,676              213,262             265,402
                                              ===============   =================      ===============     ===============
   Cost ....................................  $        12,159   $          23,473      $         2,386     $         3,232
                                              ===============   =================      ===============     ===============
  Investments at net asset value ...........  $        11,924   $          26,651      $         2,283     $         3,247
  Accrued transfers from depositor .........               22                  63                    6                  11
                                              ---------------   -----------------      ---------------     ---------------
  Total assets .............................           11,946              26,714                2,289               3,258
                                              ---------------   -----------------      ---------------     ---------------
LIABILITIES: ...............................                0                   0                    0                   0
                                              ---------------   -----------------      ---------------     ---------------
   Net assets ..............................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ===============   =================      ===============     ===============
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ...................................   969,379.081066    1,915,887.724063       214,889.042226      258,812.833059
                                              ===============   =================      ===============     ===============
   Unit value ..............................  $     12.322854   $       13.943236      $     10.654082     $     12.588589
                                              ===============   =================      ===============     ===============
   Policy Owners' equity ...................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ---------------   -----------------      ---------------     ---------------
 Depositor's equity:
   Units ...................................              N/A                 N/A                  N/A                 N/A
                                              ===============   =================      ===============     ===============
   Unit value ..............................  $           N/A   $             N/A      $           N/A     $           N/A
                                              ===============   =================      ===============     ===============
   Depositor's equity ......................  $           N/A   $             N/A      $           N/A     $           N/A
                                              ---------------   -----------------      ---------------     ---------------
   Total equity ............................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ===============   =================      ===============     ===============


(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.

(c) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the year ended December 31, 1997
All amounts in thousands




                                                                                MONEY MARKET       BOND        GROWTH
                                                                                 SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .............................................................      $ 772        $   778      $  3,046
 Capital gain distributions ..................................................          0              0        44,809
                                                                                    -----        -------      --------
                                                                                      772            778        47,855
EXPENSES:
 Mortality and expense risk ..................................................        133            117         3,649
                                                                                    -----        -------      --------
  Net investment income (loss) ...............................................        639            661        44,206
                                                                                    -----        -------      --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions ......................          0           (191)        5,459
  Change in unrealized appreciation (depreciation) ...........................          0            609         9,779
                                                                                    -----        -------      --------
   Net gain (loss) on investments ............................................          0            418        15,238
                                                                                    -----        -------      --------
    Net increase (decrease) in equity accounts resulting from operations .....      $ 639        $ 1,079      $ 59,444
                                                                                    =====        =======      ========



                                                                               GLOBAL
                                                                            SUB-ACCOUNT
 INVESTMENT INCOME:
  Dividend income ........................................................   $  8,033
  Capital gain distributions .............................................      8,885
                                                                             --------
                                                                               16,918
 EXPENSES:
  Mortality and expense risk .............................................      1,059
                                                                             --------
   Net investment income (loss) ..........................................     15,859
                                                                             --------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions .................        910
   Change in unrealized appreciation (depreciation) ......................       (105)
                                                                             --------
    Net gain (loss) on investments .......................................        805
                                                                             --------
     Net increase (decrease) in equity accounts resulting from operations    $ 16,664
                                                                             ========


                                                                               STRATEGIC        EMERGING    AGGRESSIVE
                                                                              TOTAL RETURN       GROWTH       GROWTH
                                                                            SUB-ACCOUNT (a)   SUB-ACCOUNT   SUB-ACCOUNT
 INVESTMENT INCOME:
  Dividend income ........................................................      $  1,894        $      0     $  2,430
  Capital gain distributions .............................................         4,821          15,057        6,045
                                                                                --------        --------     --------
                                                                                   6,715          15,057        8,475
 EXPENSES:
  Mortality and expense risk .............................................           614           1,216          680
                                                                                --------        --------     --------
   Net investment income (loss) ..........................................         6,101          13,841        7,795
                                                                                --------        --------     --------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions .................           484           2,278        1,053
   Change in unrealized appreciation (depreciation) ......................         6,037           8,654        5,471
                                                                                --------        --------     --------
    Net gain (loss) on investments .......................................         6,521          10,932        6,524
                                                                                --------        --------     --------
     Net increase (decrease) in equity accounts resulting from operations       $ 12,622        $ 24,773     $ 14,319
                                                                                ========        ========     ========

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the year ended December 31, 1997
All amounts in thousands



                                                                                             GROWTH &      TACTICAL ASSET
                                                                             BALANCED         INCOME         ALLOCATION
                                                                           SUB-ACCOUNT   SUB-ACCOUNT (b)    SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ........................................................    $   548         $   670          $ 1,051
 Capital gain distributions .............................................        521             603            1,072
                                                                             -------         -------          -------
                                                                               1,069           1,273            2,123
EXPENSES:
 Mortality and expense risk .............................................         77              59              210
                                                                             -------         -------          -------
  Net investment income (loss) ..........................................        992           1,214            1,913
                                                                             -------         -------          -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................        114             137              339
  Change in unrealized appreciation (depreciation) ......................        112             146            1,023
                                                                             -------         -------          -------
   Net gain (loss) on investments .......................................        226             283            1,362
                                                                             -------         -------          -------
    Net increase (decrease) in equity accounts resulting from operations     $ 1,218         $ 1,497          $ 3,275
                                                                             =======         =======          =======




                                                                           C.A.S.E. GROWTH   VALUE EQUITY
                                                                             SUB-ACCOUNT      SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income ........................................................      $   979          $   292
 Capital gain distributions .............................................           85               46
                                                                               -------          -------
                                                                                 1,064              338
EXPENSES:
 Mortality and expense risk .............................................           70              155
                                                                               -------          -------
  Net investment income (loss) ..........................................          994              183
                                                                               -------          -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................          205              393
  Change in unrealized appreciation (depreciation) ......................         (457)           2,645
                                                                               -------          -------
   Net gain (loss) on investments .......................................         (252)           3,038
                                                                               -------          -------
    Net increase (decrease) in equity accounts resulting from operations       $   742          $ 3,221
                                                                               =======          =======

                                                                            INTERNATIONAL         U.S.
                                                                                EQUITY           EQUITY
                                                                           SUB-ACCOUNT (c)   SUB-ACCOUNT (c)
INVESTMENT INCOME:
 Dividend income ........................................................      $    10            $ 108
 Capital gain distributions .............................................            0               11
                                                                               -------            -----
                                                                                    10              119
EXPENSES:
 Mortality and expense risk .............................................           14               12
                                                                               -------            -----
  Net investment income (loss) ..........................................           (4)             107
                                                                               --------           -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................          134               81
  Change in unrealized appreciation (depreciation) ......................         (103)              15
                                                                               -------            -----
   Net gain (loss) on investments .......................................           31               96
                                                                               -------            -----
    Net increase (decrease) in equity accounts resulting from operations       $    27            $ 203
                                                                               =======            =====


(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.

(c) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands





                                                                   MONEY MARKET                 BOND
                                                                    SUB-ACCOUNT             SUB-ACCOUNT
                                                                    DECEMBER 31             DECEMBER 31
                                                              ----------------------- ------------------------
                                                                  1997        1996        1997        1996
                                                              ----------- ----------- ----------- ------------
 OPERATIONS:
   Net investment income (loss) .............................  $    639    $    491    $    661     $    553
   Net gain (loss) on investments ...........................         0           0         418         (614)
                                                               --------    --------    --------     --------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................       639         491       1,079          (61)
                                                               --------    --------    --------     --------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................     7,719       5,217       7,506        3,452
                                                               --------    --------    --------     --------
   Less cost of units redeemed:
    Administrative charges ..................................     3,108       2,639       1,633        1,314
    Policy loans ............................................       687         286         428          191
    Surrender benefits ......................................       854         776         437          339
    Death benefits ..........................................         9          26          15           28
                                                               --------    --------    --------     --------
                                                                  4,658       3,727       2,513        1,872
                                                               --------    --------    --------     --------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................     3,061       1,490       4,993        1,580
                                                               --------    --------    --------     --------
    Net increase (decrease) in equity accounts ..............     3,700       1,981       6,072        1,519
   Depositor's equity contribution (net redemption) .........         0           0           0            0
 EQUITY ACCOUNTS:
   Beginning of period ......................................    12,740      10,759      11,585       10,066
                                                               --------    --------    --------     --------
   End of period ............................................  $ 16,440    $ 12,740    $ 17,657     $ 11,585
                                                               ========    ========    ========     ========

                                                                       GROWTH
                                                                     SUB-ACCOUNT
                                                                     DECEMBER 31
                                                              -------------------------
                                                                  1997         1996
                                                              ------------ ------------
 OPERATIONS:
   Net investment income (loss) .............................  $  44,206    $  19,310
   Net gain (loss) on investments ...........................     15,238       26,919
                                                               ---------    ---------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................     59,444       46,229
                                                               ---------    ---------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................    106,236       91,556
                                                               ---------    ---------
   Less cost of units redeemed:
    Administrative charges ..................................     37,231       29,331
    Policy loans ............................................     11,212        8,443
    Surrender benefits ......................................     15,746       12,386
    Death benefits ..........................................        711          601
                                                               ---------    ---------
                                                                  64,900       50,761
                                                               ---------    ---------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................     41,336       40,795
                                                               ---------    ---------
    Net increase (decrease) in equity accounts ..............    100,780       87,024
   Depositor's equity contribution (net redemption) .........          0            0
 EQUITY ACCOUNTS:
   Beginning of period ......................................    349,491      262,467
                                                               ---------    ---------
   End of period ............................................  $ 450,271    $ 349,491
                                                               =========    =========



                                                                                                     STRATEGIC
                                                                         GLOBAL                    TOTAL RETURN
                                                                       SUB-ACCOUNT                SUB-ACCOUNT (a)
                                                                       DECEMBER 31                  DECEMBER 31
                                                               ---------------------------   -------------------------
                                                                   1997           1996           1997          1996
                                                               ------------   ------------   -----------   -----------
OPERATIONS:
  Net investment income (loss) .............................    $  15,859       $  6,524      $  6,101      $  2,646
  Net gain (loss) on investments ...........................          805          6,374         6,521         3,636
                                                                ---------       --------      --------      --------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................       16,664         12,898        12,622         6,282
                                                                ---------       --------      --------      --------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................       64,272         43,697        22,072        16,832
                                                                ---------       --------      --------      --------
  Less cost of units redeemed:
   Administrative charges ..................................       12,590          6,463         6,025         4,528
   Policy loans ............................................        2,948          1,466         1,624           921
   Surrender benefits ......................................        3,391          2,226         2,044         1,301
   Death benefits ..........................................          149             62           148           112
                                                                ---------       --------      --------      --------
                                                                   19,078         10,217         9,841         6,862
                                                                ---------       --------      --------      --------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................       45,194         33,480        12,231         9,970
                                                                ---------       --------      --------      --------
   Net increase (decrease) in equity accounts ..............       61,858         46,378        24,853        16,252
  Depositor's equity contribution (net redemption) .........            0           (268)            0             0
EQUITY ACCOUNTS:
  Beginning of period ......................................       83,159         37,049        55,900        39,648
                                                                ---------       --------      --------      --------
  End of period ............................................    $ 145,017       $ 83,159      $ 80,753      $ 55,900
                                                                =========       ========      ========      ========

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands




                                                                   EMERGING GROWTH
                                                                     SUB-ACCOUNT
                                                                     DECEMBER 31
                                                              -------------------------
                                                                  1997         1996
                                                              ------------ ------------
 OPERATIONS:
   Net investment income (loss) .............................  $  13,841    $   3,935
   Net gain (loss) on investments ...........................     10,932        9,284
                                                               ---------    ---------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................     24,773       13,219
                                                               ---------    ---------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................     54,392       40,944
                                                               ---------    ---------
   Less cost of units redeemed:
    Administrative charges ..................................     14,518        9,201
    Policy loans ............................................      3,692        2,096
    Surrender benefits ......................................      3,986        2,754
    Death benefits ..........................................        192           92
                                                               ---------    ---------
                                                                  22,388       14,143
                                                               ---------    ---------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................     32,004       26,801
                                                               ---------    ---------
    Net increase (decrease) in equity accounts ..............     56,777       40,020
   Depositor's equity contribution (net redemption) .........          0            0
 EQUITY ACCOUNTS:
   Beginning of period ......................................    107,925       67,905
                                                               ---------    ---------
   End of period ............................................  $ 164,702    $ 107,925
                                                               =========    =========

                                                                 AGGRESSIVE GROWTH           BALANCED
                                                                    SUB-ACCOUNT             SUB-ACCOUNT
                                                                    DECEMBER 31             DECEMBER 31
                                                              ----------------------- -----------------------
                                                                  1997        1996        1997        1996
                                                              ----------- ----------- ----------- -----------
 OPERATIONS:
   Net investment income (loss) .............................  $  7,795    $  1,139    $    992     $   154
   Net gain (loss) on investments ...........................     6,524       2,797         226         341
                                                               --------    --------    --------     -------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................    14,319       3,936       1,218         495
                                                               --------    --------    --------     -------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................    40,282      26,224       4,373       3,090
                                                               --------    --------    --------     -------
   Less cost of units redeemed:
    Administrative charges ..................................     9,888       6,413         958         575
    Policy loans ............................................     1,926         863         179          78
    Surrender benefits ......................................     2,485       1,350         153          85
    Death benefits ..........................................        58          30           3           4
                                                               --------    --------    --------     -------
                                                                 14,357       8,656       1,293         742
                                                               --------    --------    --------     -------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................    25,925      17,568       3,080       2,348
                                                               --------    --------    --------     -------
    Net increase (decrease) in equity accounts ..............    40,244      21,504       4,298       2,843
   Depositor's equity contribution (net redemption) .........         0           0           0        (220)
 EQUITY ACCOUNTS:
   Beginning of period ......................................    54,408      32,904       6,418       3,795
                                                               --------    --------    --------     -------
   End of period ............................................  $ 94,652    $ 54,408    $ 10,716     $ 6,418
                                                               ========    ========    ========     =======



                                                                    GROWTH &            TACTICAL ASSET
                                                                     INCOME               ALLOCATION
                                                                 SUB-ACCOUNT (b)          SUB-ACCOUNT
                                                                   DECEMBER 31            DECEMBER 31
                                                              --------------------- -----------------------
                                                                 1997       1996        1997        1996
                                                              --------- ----------- ----------- -----------
 OPERATIONS:
   Net investment income (loss) .............................  $ 1,214    $   246    $  1,913    $    584
   Net gain (loss) on investments ...........................      283        210       1,362       1,179
                                                               -------    -------    --------    --------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................    1,497        456       3,275       1,763
                                                               -------    -------    --------    --------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................    3,232      3,245      11,386       9,062
                                                               -------    -------    --------    --------
   Less cost of units redeemed:
    Administrative charges ..................................      733        440       2,219       1,135
    Policy loans ............................................      163         73         463         306
    Surrender benefits ......................................      260         82         742         866
    Death benefits ..........................................       11          3          60          18
                                                               -------    -------    --------    --------
                                                                 1,167        598       3,484       2,325
                                                               -------    -------    --------    --------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................    2,065      2,647       7,902       6,737
                                                               -------    -------    --------    --------
    Net increase (decrease) in equity accounts ..............    3,562      3,103      11,177       8,500
   Depositor's equity contribution (net redemption) .........        0       (233)          0           0
 EQUITY ACCOUNTS:
   Beginning of period ......................................    5,501      2,631      17,946       9,446
                                                               -------    -------    --------    --------
   End of period ............................................  $ 9,063    $ 5,501    $ 29,123    $ 17,946
                                                               =======    =======    ========    ========

                                                                  C.A.S.E. GROWTH
                                                                    SUB-ACCOUNT
                                                                    DECEMBER 31
                                                              -----------------------
                                                                  1997        1996
                                                              ------------ ----------
 OPERATIONS:
   Net investment income (loss) .............................   $    994    $    70
   Net gain (loss) on investments ...........................       (252)       228
                                                                --------    -------
   Net increase (decrease) in equity accounts resulting
    from operations .........................................        742        298
                                                                --------    -------
 EQUITY TRANSACTIONS:
   Proceeds from units sold (redeemed) ......................      8,029      4,302
                                                                --------    -------
   Less cost of units redeemed:
    Administrative charges ..................................        970        140
    Policy loans ............................................        146          7
    Surrender benefits ......................................        144         12
    Death benefits ..........................................          6          0
                                                                --------    -------
                                                                   1,266        159
                                                                --------    -------
    Increase (decrease) in equity accounts from capital
     unit transactions ......................................      6,763      4,143
                                                                --------    -------
    Net increase (decrease) in equity accounts ..............      7,505      4,441
   Depositor's equity contribution (net redemption) .........        (25)        25
 EQUITY ACCOUNTS:
   Beginning of period ......................................      4,466          0
                                                                --------    -------
   End of period ............................................   $ 11,946    $ 4,466
                                                                ========    =======

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands




                                                                     VALUE EQUITY
                                                                     SUB-ACCOUNT
                                                                     DECEMBER 31
                                                               ------------------------
                                                                   1997        1996 (c)
                                                               ------------   ---------
OPERATIONS:
  Net investment income (loss) .............................     $    183      $    19
  Net gain (loss) on investments ...........................        3,038          603
                                                                 --------      -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................        3,221          622
                                                                 --------      -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................       17,023        8,292
                                                                 --------      -------
  Less cost of units redeemed:
   Administrative charges ..................................        1,257          153
   Policy loans ............................................          542           36
   Surrender benefits ......................................          388           38
   Death benefits ..........................................            0            0
                                                                 --------      -------
                                                                    2,187          227
                                                                 --------      -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................       14,836        8,065
                                                                 --------      -------
   Net increase (decrease) in equity accounts ..............       18,057        8,687
  Depositor's equity contribution (net redemption) .........         (230)         200
EQUITY ACCOUNTS:
  Beginning of period ......................................        8,887            0
                                                                 --------      -------
  End of period ............................................     $ 26,714      $ 8,887
                                                                 ========      =======



                                                                INTERNATIONAL        U.S.
                                                                    EQUITY          EQUITY
                                                                 SUB-ACCOUNT      SUB-ACCOUNT
                                                                 DECEMBER 31      DECEMBER 31
                                                                   1997 (d)        1997 (d)
                                                               ---------------   ------------
OPERATIONS:
  Net investment income (loss) .............................       $    (4)         $   107
  Net gain (loss) on investments ...........................            31               96
                                                                   -------          -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................            27              203
                                                                   -------          -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................         2,458            3,208
                                                                   -------          -------
  Less cost of units redeemed:
   Administrative charges ..................................           117               91
   Policy loans ............................................            59               56
   Surrender benefits ......................................            14                9
   Death benefits ..........................................             0                0
                                                                   -------          -------
                                                                       190              156
                                                                   -------          -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................         2,268            3,052
                                                                   -------          -------
   Net increase (decrease) in equity accounts ..............         2,295            3,255
  Depositor's equity contribution (net redemption) .........            (6)               3
EQUITY ACCOUNTS:
  Beginning of period ......................................             0                0
                                                                   -------          -------
  End of period ............................................       $ 2,289          $ 3,258
                                                                   =======          =======


(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.
(c) The inception date of this sub-account was May 1, 1996.

(d) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED





                                                                       MONEY MARKET SUB-ACCOUNT
                                                                              DECEMBER 31
                                                                       -------------------------
                                                                           1997         1996
                                                                       ------------ ------------
Accumulation unit value, beginning of period .........................   $  15.45     $  14.83
 Income from operations:
  Net investment income (loss) .......................................       0.68         0.62
  Net realized and unrealized gain (loss) on investments .............       0.00         0.00
                                                                         --------     --------
   Total income (loss) from operations ...............................       0.68         0.62
                                                                         --------     --------
Accumulation unit value, end of period ...............................   $  16.13     $  15.45
                                                                         ========     ========
Total return (a) .....................................................       4.37%        4.17%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 16,440     $ 12,740
 Ratios of net investment income (loss) to average net assets (b) ....       4.28%        4.07%

                                                                             MONEY MARKET SUB-ACCOUNT
                                                                                   DECEMBER 31
                                                                       ------------------------------------
                                                                           1995         1994        1993
                                                                       ------------ ----------- -----------
Accumulation unit value, beginning of period .........................   $  14.19     $ 13.84     $ 13.63
 Income from operations:
  Net investment income (loss) .......................................       0.64        0.35        0.21
  Net realized and unrealized gain (loss) on investments .............       0.00        0.00        0.00
                                                                         --------     -------     -------
   Total income (loss) from operations ...............................       0.64        0.35        0.21
                                                                         --------     -------     -------
Accumulation unit value, end of period ...............................   $  14.83     $ 14.19     $ 13.84
                                                                         ========     =======     =======
Total return (a) .....................................................       4.49%       2.58%       1.52%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 10,759     $ 9,706     $ 4,985
 Ratios of net investment income (loss) to average net assets (b) ....       4.37%       2.66%       1.51%



                                                                           BOND SUB-ACCOUNT
                                                                              DECEMBER 31
                                                                       -------------------------
                                                                           1997         1996
                                                                       ------------ ------------
Accumulation unit value, beginning of period .........................   $  19.53     $ 19.67
 Income from operations:
  Net investment income (loss) .......................................       1.01        0.99
  Net realized and unrealized gain (loss) on investments .............       0.58       (1.13)
                                                                         --------     -------
   Total income (loss) from operations ...............................       1.59       (0.14)
                                                                         --------     -------
Accumulation unit value, end of period ...............................   $  21.12     $ 19.53
                                                                         ========     =======
Total return (a) .....................................................       8.18%      (0.75%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 17,657     $ 11,585
 Ratios of net investment income (loss) to average net assets (b) ....       5.06%       5.34%

                                                                                BOND SUB-ACCOUNT
                                                                                  DECEMBER 31
                                                                       ----------------------------------
                                                                           1995        1994        1993
                                                                       ----------- ------------ ---------
Accumulation unit value, beginning of period .........................   $ 16.14     $  17.50    $ 15.57
 Income from operations:
  Net investment income (loss) .......................................      1.05         0.89       2.11
  Net realized and unrealized gain (loss) on investments .............      2.48        (2.25)     (0.18)
                                                                         -------     --------    -------
   Total income (loss) from operations ...............................      3.53        (1.36)      1.93
                                                                         -------     --------    -------
Accumulation unit value, end of period ...............................   $ 19.67     $  16.14    $ 17.50
                                                                         =======     ========    =======
Total return (a) .....................................................     21.89%       (7.77%)    12.40%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $10,066     $  6,259    $ 6,985
 Ratios of net investment income (loss) to average net assets (b) ....      5.80%        5.57%     12.92%



                                                                           GROWTH SUB-ACCOUNT
                                                                               DECEMBER 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Accumulation unit value, beginning of period .........................   $   48.48     $   41.47
 Income from operations:
  Net investment income (loss) .......................................        5.83          2.88
  Net realized and unrealized gain (loss) on investments .............        2.17          4.13
                                                                         ---------     ---------
   Total income (loss) from operations ...............................        8.00          7.01
                                                                         ---------     ---------
Accumulation unit value, end of period ...............................   $   56.48     $   48.48
                                                                         =========     =========
Total return (a) .....................................................       16.50%        16.91%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 450,271     $ 349,491
 Ratios of net investment income (loss) to average net assets (b) ....       10.84%         6.41%

                                                                                   GROWTH SUB-ACCOUNT
                                                                                      DECEMBER 31
                                                                       ------------------------------------------
                                                                            1995          1994           1993
                                                                       ------------- -------------- -------------
Accumulation unit value, beginning of period .........................   $   28.44      $  31.30      $   30.37
 Income from operations:
  Net investment income (loss) .......................................        3.89          0.04           0.46
  Net realized and unrealized gain (loss) on investments .............        9.14         (2.90)          0.47
                                                                         ---------      --------      ---------
   Total income (loss) from operations ...............................       13.03         (2.86)          0.93
                                                                         ---------      --------      ---------
Accumulation unit value, end of period ...............................   $   41.47      $  28.44      $   31.30
                                                                         =========      ========      =========
Total return (a) .....................................................       45.81%        (9.13%)         3.06%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 262,467      $ 161,490     $ 169,757
 Ratios of net investment income (loss) to average net assets (b) ....       11.05%         0.16%          1.56%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED



                                                                                       GLOBAL SUB-ACCOUNT
                                                                                          DECEMBER 31
                                                                       --------------------------------------------------
                                                                            1997         1996        1995      1994 (d)
                                                                       ------------- ----------- ----------- ------------
Accumulation unit value, beginning of period .........................   $   15.13     $ 11.95     $  9.80     $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        2.30        1.50        0.45        0.71
  Net realized and unrealized gain (loss) on investments .............        0.37        1.68        1.70       (0.91)
                                                                         ---------     -------     -------     -------
   Total income (loss) from operations ...............................        2.67        3.18        2.15       (0.20)
                                                                         ---------     -------     -------     -------
Accumulation unit value, end of period ...............................   $   17.80     $ 15.13     $ 11.95     $  9.80
                                                                         =========     =======     =======     =======
Total return (a) .....................................................       17.69%      26.60%      21.96%      (2.02%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 145,017     $83,159     $37,049     $21,672
 Ratios of net investment income (loss) to average net assets (b) ....       13.39%      11.09%       4.25%       8.86%




                                                                       STRATEGIC TOTAL RETURN
                                                                           SUB-ACCOUNT (h)
                                                                             DECEMBER 31
                                                                       -----------------------
                                                                           1997        1996
                                                                       ----------- -----------
Accumulation unit value, beginning of period .........................   $ 15.66     $ 13.74
 Income from operations:
  Net investment income (loss) .......................................      1.56        0.82
  Net realized and unrealized gain (loss) on investments .............      1.69        1.10
                                                                         -------     -------
   Total income (loss) from operations ...............................      3.25        1.92
                                                                         -------     -------
Accumulation unit value, end of period ...............................   $ 18.91     $ 15.66
                                                                         =======     =======
Total return (a) .....................................................     20.77%      13.97%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $80,753     $55,900
 Ratios of net investment income (loss) to average net assets (b) ....      8.89%       5.76%

                                                                        STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                                   DECEMBER 31
                                                                       ------------------------------------
                                                                           1995        1994       1993 (c)
                                                                       ----------- ------------ -----------
Accumulation unit value, beginning of period .........................   $ 11.12     $ 11.28      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................      0.68        0.18         0.19
  Net realized and unrealized gain (loss) on investments .............      1.94       (0.34)        1.09
                                                                         -------     -------      -------
   Total income (loss) from operations ...............................      2.62       (0.16)        1.28
                                                                         -------     -------      -------
Accumulation unit value, end of period ...............................   $ 13.74     $ 11.12      $ 11.28
                                                                         =======     =======      =======
Total return (a) .....................................................     23.55%      (1.42%)      12.81%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $39,648     $23,649      $13,343
 Ratios of net investment income (loss) to average net assets (b) ....      5.47%       1.93%        2.27%











                                                                       EMERGING GROWTH SUB-ACCOUNT
                                                                               DECEMBER 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Accumulation unit value, beginning of period .........................   $   19.51     $   16.56
 Income from operations:
  Net investment income (loss) .......................................        2.20          0.82
  Net realized and unrealized gain (loss) on investments .............        1.77          2.13
                                                                         ---------     ---------
   Total income (loss) from operations ...............................        3.97          2.95
                                                                         ---------     ---------
Accumulation unit value, end of period ...............................   $   23.48     $   19.51
                                                                         =========     =========
Total return (a) .....................................................       20.37%        17.82%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 164,702     $ 107,925
 Ratios of net investment income (loss) to average net assets (b) ....       10.18%         4.51%

                                                                           EMERGING GROWTH SUB-ACCOUNT
                                                                                   DECEMBER 31
                                                                       ------------------------------------
                                                                           1995        1994       1993 (c)
                                                                       ----------- ------------ -----------
Accumulation unit value, beginning of period .........................   $ 11.38     $ 12.40      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................      0.65       (0.09)       (0.09)
  Net realized and unrealized gain (loss) on investments .............      4.53       (0.93)        2.49
                                                                         -------     -------      -------
   Total income (loss) from operations ...............................      5.18       (1.02)        2.40
                                                                         -------     -------      -------
Accumulation unit value, end of period ...............................   $ 16.56     $ 11.38      $ 12.40
                                                                         =======     =======      =======
Total return (a) .....................................................     45.49%      (8.18%)      23.96%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $67,905     $36,687      $18,620
 Ratios of net investment income (loss) to average net assets (b) ....      4.66%      (0.86%)      (0.92%)

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED



                                                                                     AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                                              DECEMBER 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................     $ 14.70       $ 13.43       $  9.82       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.75          0.36          0.37         (0.06)
  Net realized and unrealized gain (loss) on investments .............        1.65          0.91          3.24         (0.12)
                                                                           -------       -------       -------       -------
   Total income (loss) from operations ...............................        3.40          1.27          3.61         (0.18)
                                                                           -------       -------       -------       -------
Accumulation unit value, end of period ...............................     $ 18.10       $ 14.70       $ 13.43       $  9.82
                                                                           =======       =======       =======       =======
Total return (a) .....................................................       23.14%         9.46%        36.79%        (1.85%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $94,652       $54,408       $32,904       $ 8,909
 Ratios of net investment income (loss) to average net assets (b) ....       10.26%         2.65%         2.93%        (0.72%)



                                                                                          BALANCED SUB-ACCOUNT
                                                                                              DECEMBER 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................     $ 12.21       $ 11.13      $   9.37       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.55          0.36          0.37          0.22
  Net realized and unrealized gain (loss) on investments .............        0.41          0.72          1.39         (0.85)
                                                                           -------       -------      --------       -------
   Total income (loss) from operations ...............................        1.96          1.08          1.76         (0.63)
                                                                           -------       -------      --------       -------
Accumulation unit value, end of period ...............................     $ 14.17       $ 12.21      $  11.13       $  9.37
                                                                           =======       =======      ========       =======
Total return (a) .....................................................       16.06%         9.73%        18.73%        (6.29%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $10,716       $ 6,418      $  3,795       $ 2,145
 Ratios of net investment income (loss) to average net assets (b) ....       11.62%         3.18%         3.59%         3.06%



                                                                                    GROWTH & INCOME SUB-ACCOUNT (i)
                                                                                              DECEMBER 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................    $  13.03      $  11.77      $   9.49       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        2.61          0.76          0.49          0.29
  Net realized and unrealized gain (loss) on investments .............        0.45          0.50          1.79         (0.80)
                                                                          --------      --------      --------       -------
   Total income (loss) from operations ...............................        3.06          1.26          2.28         (0.51)
                                                                          --------      --------      --------       -------
Accumulation unit value, end of period ...............................    $  16.09      $  13.03      $  11.77       $  9.49
                                                                          ========      ========      ========       =======
Total return (a) .....................................................       23.54%        10.64%        24.14%        (5.15%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................    $  9,063      $  5,501      $  2,631       $ 1,215
 Ratios of net investment income (loss) to average net assets (b) ....       18.50%         6.38%         4.57%         3.71%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED



                                                                          TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                                       DECEMBER 31
                                                                         ---------------------------------------
                                                                             1997          1996        1995 (e)
                                                                         -----------   -----------   -----------
Accumulation unit value, beginning of period .........................     $ 13.50       $ 11.90      $  10.00
 Income from operations:
  Net investment income (loss) .......................................        1.20          0.53          0.61
  Net realized and unrealized gain (loss) on investments .............        0.90          1.07          1.29
                                                                           -------       -------      --------
   Total income (loss) from operations ...............................        2.10          1.60          1.90
                                                                           -------       -------      --------
Accumulation unit value, end of period ...............................     $ 15.60       $ 13.50      $  11.90
                                                                           =======       =======      ========
Total return (a) .....................................................       15.55%        13.40%        19.03%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $29,123       $17,946      $  9,446
 Ratios of net investment income (loss) to average net assets (b) ....        8.14%         4.35%         5.47%



                                                                              C.A.S.E. GROWTH
                                                                                SUB-ACCOUNT
                                                                                DECEMBER 31
                                                                         -------------------------
                                                                             1997        1996 (f)
                                                                         -----------   -----------
Accumulation unit value, beginning of period .........................     $ 10.81       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.51          0.37
  Net realized and unrealized gain (loss) on investments .............        0.00          0.44
                                                                           -------       -------
   Total income (loss) from operations ...............................        1.51          0.81
                                                                           -------       -------
Accumulation unit value, end of period ...............................     $ 12.32       $ 10.81
                                                                           =======       =======
Total return (a) .....................................................       14.00%         8.09%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $11,946       $ 4,466
 Ratios of net investment income (loss) to average net assets (b) ....       12.65%         6.11%



                                                                               VALUE EQUITY
                                                                                SUB-ACCOUNT
                                                                                DECEMBER 31
                                                                         -------------------------
                                                                             1997        1996 (f)
                                                                         -----------   -----------
Accumulation unit value, beginning of period .........................     $ 11.25      $  10.00
 Income from operations:
  Net investment income (loss) .......................................        0.14          0.05
  Net realized and unrealized gain (loss) on investments .............        2.55          1.20
                                                                           -------      --------
   Total income (loss) from operations ...............................        2.69          1.25
                                                                           -------      --------
Accumulation unit value, end of period ...............................     $ 13.94      $  11.25
                                                                           =======      ========
Total return (a) .....................................................       23.93%        12.51%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $26,714      $  8,887
 Ratios of net investment income (loss) to average net assets (b) ....        1.05%         0.77%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED



                                                                          INTERNATIONAL        U.S.
                                                                              EQUITY          EQUITY
                                                                           SUB-ACCOUNT      SUB-ACCOUNT
                                                                           DECEMBER 31      DECEMBER 31
                                                                             1997 (g)        1997 (g)
                                                                         ---------------   ------------
Accumulation unit value, beginning of period .........................       $ 10.00         $  10.00
 Income from operations:
  Net investment income (loss) .......................................         (0.03)            0.99
  Net realized and unrealized gain (loss) on investments .............          0.68             1.60
                                                                             -------         --------
   Total income (loss) from operations ...............................          0.65             2.59
                                                                             -------         --------
Accumulation unit value, end of period ...............................       $ 10.65         $  12.59
                                                                             =======         ========
Total return (a) .....................................................          6.54%           25.89%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................       $ 2,289         $  3,258
 Ratios of net investment income (loss) to average net assets (b) ....         (0.28%)           8.28%


 * The above tables illustrate the change for a unit outstanding computed using average units outstanding throughout each period. See Notes to Selected Per Unit Data and Ratios below.


NOTES TO SELECTED PER UNIT DATA AND RATIOS:


(a) For periods less than one year, the total return is not annualized.
(b) For periods less than one year, the ratio of net investment income to average net assets is annualized.
(c) The inception date of this sub-account was March 1, 1993.
(d) The inception date of this sub-account was March 1, 1994.
(e) The inception date of this sub-account was January 3, 1995.
(f) The inception date of this sub-account was May 1, 1996.

(g) The inception date of this sub-account was January 2, 1997.
(h) Prior to May 1, 1997, this sub-account was known as Equity-Income.

(i) Prior to May 1, 1997, this sub-account was known as Utility.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING
          POLICIES

      The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains fourteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

      The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

      Effective May 1, 1997, the names of the Equity-Income and Utility Sub-Accounts were changed to the Strategic Total Return and Growth & Income Sub-Accounts, respectively.

      On December 16, 1997, pursuant to an exemptive order (Rel. No. IC-22944) received from the Securities and Exchange Commission for the substitution of securities issued by the WRL Series Fund and held by the Life Series Account to support individual premium variable life insurance policies, investments were transferred from the Short-to-Intermediate Government Sub-Account to the Bond Sub-Account.

      On January 2, 1997, WRL made an initial contribution of $ 600,000 to the Life Account. The amount of the contribution and units received were as follows:



SUB-ACCOUNT               CONTRIBUTION          UNITS
----------------------   --------------   ----------------
International Equity       $ 400,000        40,000.000000
U.S. Equity                $ 200,000        20,000.000000



      On April 28, 1997, WRL redeemed the initial contribution in the International Equity Sub-Account for $ 406,299 and the U.S. Equity sub-account for $ 197,490.

      The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

      The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently applied in the preparation of the Trust's financial statements.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

      Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

      The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

C. ESTIMATES

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 --CHARGES AND DEDUCTIONS

      Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

      Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the sub-accounts. Contingent surrender charges also apply.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                                  (CONTINUED)

NOTE 2 --CHARGES AND DEDUCTIONS
         --(CONTINUED)

      Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

      Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

      A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 -- DIVIDENDS AND DISTRIBUTIONS

      Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gains distributions are declared and reinvested annually. Dividends and distributions of the Fund are recorded on the ex-date and generally are paid to and reinvested by the Life Account on the next business day after the ex-date. Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the unit price or equity values within the Life Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions are summarized as follows:
For the year or period ended December 31, 1997 (in thousands)



                                                                     MONEY MARKET             BOND              GROWTH
                                                                      SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
Purchase of long-term securities ..............................       $ 31,536             $  7,334             $ 95,096
Proceeds from sales of long-term securities ...................         27,586                1,711              9,617

                                                                                       STRATEGIC TOTAL        EMERGING
                                                                       GLOBAL               RETURN             GROWTH
                                                                    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
Purchase of long-term securities ..............................       $ 63,481             $ 20,134             $ 51,532
Proceeds from sales of long-term securities ...................          2,595                1,789              5,791

                                                                     AGGRESSIVE                               GROWTH &
                                                                       GROWTH              BALANCED            INCOME
                                                                    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
Purchase of long-term securities ..............................       $ 36,390             $  4,654             $  3,925
Proceeds from sales of long-term securities ...................          2,757                  571                683

                                                                   TACTICAL ASSET          C.A.S.E.            VALUE
                                                                     ALLOCATION             GROWTH             EQUITY
                                                                    SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
Purchase of long-term securities ..............................       $ 11,192             $  8,860             $ 16,770
Proceeds from sales of long-term securities ...................          1,496                1,124              2,030

                                                                   INTERNATIONAL             U.S.
                                                                       EQUITY               EQUITY
                                                                  SUB-ACCOUNT (a)      SUB-ACCOUNT (a)
Purchase of long-term securities ..............................       $  4,574             $  4,082
Proceeds from sales of long-term securities ...................          2,322                  931


(a) The inception date of this sub-account was January 2, 1997.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                                  (CONTINUED)


NOTE 5 -- EQUITY TRANSACTIONS

For the year or period ended December 31, 1997



                                                    MONEY MARKET               BOND                  GROWTH
                                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........       824,579.964824         593,289.952352      7,208,481.980640
Units issued ................................     9,508,542.992920         567,591.792111      2,877,261.682232
Units redeemed ..............................     9,313,607.867949         325,011.550833      2,113,732.157906
                                                  ----------------         --------------      ----------------
Units balance - end of year .................     1,019,515.089795         835,870.193630      7,972,011.504966
                                                  ================         ==============      ================

                                                                          STRATEGIC TOTAL           EMERGING
                                                       GLOBAL                RETURN                 GROWTH
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     5,497,026.869725       3,569,906.038362      5,531,857.748031
Units issued ................................     5,204,689.424549       1,808,954.429690      4,085,290.537514
Units redeemed ..............................     2,556,813.294554       1,108,535.542298      2,603,771.462693
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     8,144,902.999720       4,270,324.925754      7,013,376.822852
                                                  ================       ================      ================

                                                     AGGRESSIVE                                     GROWTH &
                                                      GROWTH                 BALANCED               INCOME
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     3,702,244.184822         525,703.773282        422,239.257570
Units issued ................................     3,540,013.078309         471,558.712099        351,937.078911
Units redeemed ..............................     2,011,986.165118         240,908.819634        211,046.686884
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     5,230,271.098013         756,353.665747        563,129.649597
                                                  ================       ================      ================

                                                   TACTICAL ASSET            C.A.S.E.                VALUE
                                                    ALLOCATION               GROWTH                 EQUITY
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     1,329,562.261984         413,189.701539        789,884.882222
Units issued ................................     1,163,050.985561         930,816.590801      1,771,718.827803
Units redeemed ..............................       625,352.214528         374,627.211274        645,715.985962
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     1,867,261.033017         969,379.081066      1,915,887.724063
                                                  ================       ================      ================

                                                    INTERNATIONAL              U.S.
                                                      EQUITY                 EQUITY
                                                  SUB-ACCOUNT (a)        SUB-ACCOUNT (a)
Units balance - beginning of period .........                  N/A                    N/A
Units issued ................................       484,482.761817         392,911.124759
Units redeemed ..............................       269,593.719591         134,098.291700
                                                  ----------------       ----------------
Units balance - end of period ...............       214,889.042226         258,812.833059
                                                  ================       ================


(a) The inception date of this sub-account was January 2, 1997.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

                                  (CONTINUED)


NOTE 6 -- OTHER MATTERS


At December 31, 1997, the equity accounts included net unrealized appreciation (depreciation) on investments as follows (in thousands):




  Sub-Account
  -----------
  Money Market ...................  $    N/A
  Bond ...........................       331
  Growth .........................    90,809
  Global .........................     8,984
  Strategic Total Return .........    13,770
  Emerging Growth ................    31,177
  Aggressive Growth ..............     9,032
  Balanced .......................       677
  Growth & Income ................       482
  Tactical Asset Allocation ......     2,489
  C.A.S.E. Growth ................      (235)
  Value Equity ...................     3,178
  International Equity ...........      (103)
  U.S. Equity ....................        15

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                        BALANCE SHEET - STATUTORY BASIS

                            AS OF SEPTEMBER 30, 1998

                          (IN THOUSANDS) (UNAUDITED)




ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ....................................  $   15,308
 Bonds ..............................................................     208,443
 Common stock, at market ............................................         916
 Mortgage loans on real estate ......................................       4,633
 Home office properties, at cost less accumulated Depreciation ......      34,330
 Investment real estate .............................................      11,594
 Due from broker ....................................................         507
 Policy loans .......................................................     102,353
                                                                       ----------
Total cash and invested assets ......................................     378,084

Premiums deferred and uncollected ...................................      44,222
Accrued investment income ...........................................       3,641
Transfers from separate accounts ....................................     328,650
Federal income tax benefit ..........................................       6,657
Other assets ........................................................       7,136
Separate account assets .............................................   5,691,780
                                                                       ----------
Total admitted assets ...............................................  $6,460,170
                                                                       ==========

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ..............................................................  $  221,261
  Annuity ...........................................................     265,636
 Policy and contract claim reserves .................................      11,617
 Other policyholders' funds .........................................          22
 Remittances and items not allocated ................................      16,462
 Asset valuation reserve ............................................       2,616
 Interest maintenance reserve .......................................       9,330
 Short-term note payable to affiliate ...............................      60,600
 Payable to affiliate ...............................................      12,743
 Other liabilities ..................................................      60,416
 Separate account liabilities .......................................   5,690,066
                                                                       ----------
Total liabilities ...................................................   6,350,769
Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares authorized,
   issued and outstanding ...........................................       1,500
 Paid-in surplus ....................................................      88,107
 Unassigned surplus .................................................      19,794
                                                                       ----------
Total capital and surplus ...........................................     109,401
                                                                       ----------
Total liabilities and capital and surplus ...........................  $6,460,170
                                                                       ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENT OF OPERATIONS - STATUTORY BASIS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                           (IN THOUSANDS) (UNAUDITED)



Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...................................................................................  $  354,897
  Annuity ................................................................................     621,889
 Net investment income ...................................................................      26,663
 Amortization of interest maintenance reserve ............................................         165
 Commissions and expense allowances on reinsurance ceded .................................       9,985
 Other income ............................................................................      42,318
                                                                                            ----------
                                                                                             1,055,917
Benefits and expenses:
 Benefits paid or provided for:
  Life ...................................................................................      33,387
  Surrender benefits .....................................................................     415,594
  Other benefits .........................................................................      54,339
  Increase (decrease) in aggregate reserves for policies and contracts:
   Life ..................................................................................      34,738
   Annuity ...............................................................................     (30,655)
   Other .................................................................................       3,028
                                                                                            ----------
                                                                                               510,431
 Insurance expenses:
  Commissions ............................................................................     156,964
  General insurance expenses .............................................................      70,278
  Taxes, licenses and fees ...............................................................      13,362
  Transfer to separate accounts ..........................................................     323,377
  Other expenses .........................................................................         (25)
                                                                                            ----------
                                                                                               563,956
                                                                                            ----------
                                                                                             1,074,387
                                                                                            ----------
Loss from operations before federal income taxes and realized capital gains on investments     (18,470)
Federal income tax expense ...............................................................     (13,005)
                                                                                            ----------
Loss from operations before realized capital gains on investments ........................      (5,465)
Net realized capital gains on investments (net of related federal income taxes and
 amounts transferred to interest maintenance reserve) ....................................       1,155
                                                                                            ----------
Net loss .................................................................................      (4,310)
                                                                                            ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

         STATEMENT OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

                           (IN THOUSANDS) (UNAUDITED)



                                               COMMON STOCK   PAID-IN SURPLUS   UNASSIGNED SURPLUS   TOTAL CAPITAL AND SURPLUS
                                              -------------- ----------------- -------------------- --------------------------
Balance at January 1, 1998 ..................     $1,500          $88,015            $ 25,348                $114,863
 Net loss ...................................          0                0              (4,310)                 (4,310)
 Net unrealized gains .......................          0                0                  75                      75
 Change in non-admitted assets ..............          0                0                (678)                   (678)
 Change in asset valuation reserve ..........          0                0                (180)                   (180)
 Change in surplus in separate accounts .....          0                0                (560)                   (560)
 Other adjustments ..........................          0               92                  99                     191
                                                  ------          -------            --------                --------
Balance at September 30, 1998 ...............     $1,500          $88,107            $ 19,794                $109,401
                                                  ======          =======            ========                ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   STATEMENT OF CASH FLOW - STATUTORY BASIS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                           (IN THOUSANDS) (UNAUDITED)






OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance .........  $1,034,150
Net investment income .........................................      26,268
Life and accident and health claims ...........................     (33,810)
Surrender benefits to policyholders ...........................    (415,914)
Other benefits to policyholders ...............................     (23,202)
Commissions, other expenses and other taxes ...................    (239,513)
Other, net ....................................................     (24,073)
Net transfers to separate accounts ............................    (373,060)
                                                                 ----------
Net cash used in operating activities .........................     (49,154)

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ...................................     120,086
 Mortgage loans on real estate ................................         191
                                                                 ----------
                                                                    120,277
Cost of investments acquired:
 Bonds and preferred stocks ...................................      70,014
 Common stock .................................................          93
 Real estate ..................................................      25,960
 Policy loans .................................................      25,612
 Miscellaneous applications ...................................         525
                                                                 ----------
                                                                    122,204
                                                                 ----------
Net cash used in investing activities .........................      (1,927)
                                                                 ----------

FINANCING ACTIVITIES
Borrowed money ................................................      52,493
                                                                 ----------
Net cash provided by financing activities .....................      52,493
Increase in cash and short-term investments ...................       1,412
Cash and short-term investments at beginning of year ..........      13,896
                                                                 ----------
Cash and short-term investments at end of year ................  $   15,308
                                                                 ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                (IN THOUSANDS)

                                  (UNAUDITED)

1 -- BASIS OF PRESENTATION


      The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ended December 31, 1998. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1997.

                        REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.


     Also, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



                                        ERNST & YOUNG LLP
Des Moines, Iowa
February 27, 1998

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS - STATUTORY BASIS

                            (DOLLARS IN THOUSANDS)




                                                            DECEMBER 31
                                                         1997         1996
                                                     ------------ ------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ...................  $   13,896   $    2,480
 Bonds .............................................     255,919      359,579
 Common stocks:
   Affiliated entities (cost: 1997 - $150) .........         319            -
   Other (cost: 1997 and 1996 - $302) ..............         428          597
 Mortgage loans on real estate .....................       4,824        6,049
 Home office properties ............................      19,964        7,962
 Policy loans ......................................      76,741       52,604
                                                      ----------   ----------
Total cash and invested assets .....................     372,091      429,271
Premiums deferred and uncollected ..................       1,928        1,943
Accrued investment income ..........................       4,088        5,940
Receivable from affiliates .........................           -        1,165
Transfers from separate accounts ...................     279,958      204,181
Other assets .......................................       5,221        3,962
Separate account assets ............................   4,814,594    3,527,145
                                                      ----------   ----------
Total admitted assets ..............................  $5,477,880   $4,173,607
                                                      ==========   ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS - STATUTORY BASIS

                            (DOLLARS IN THOUSANDS)



                                                                DECEMBER 31
                                                              1997         1996
                                                         ------------- ------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life .................................................  $  186,523    $  155,166
  Annuity ..............................................     296,290       332,230
 Policy and contract claim reserves ....................      10,929         8,584
 Other policyholders' funds ............................       3,877         3,104
 Remittances and items not allocated ...................       9,184         9,107
 Federal income taxes payable ..........................       2,283         1,266
 Asset valuation reserve ...............................       2,436         5,710
 Interest maintenance reserve ..........................       9,134         7,451
 Short-term note payable to affiliate ..................       8,200             -
 Payable to affiliate ..................................       1,925        20,463
 Other liabilities .....................................      19,257        13,082
 Separate account liabilities ..........................   4,812,979     3,521,888
                                                          ----------    ----------
Total liabilities ......................................   5,363,017     4,078,051

Commitments and contingencies

Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares authorized,
   issued and outstanding ..............................       1,500         1,500
 Paid-in surplus .......................................      88,015        68,015
 Unassigned surplus ....................................      25,348        26,041
                                                          ----------    ----------
Total capital and surplus ..............................     114,863        95,556
                                                          ----------    ----------
Total liabilities and capital and surplus ..............  $5,477,880    $4,173,607
                                                          ==========    ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)




                                                                                               YEAR ENDED DECEMBER 31
                                                                                            1997         1996         1995
                                                                                       ------------- ------------ -----------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...............................................................................  $  394,370    $  293,590   $ 191,508
  Annuity ............................................................................     822,149       740,125     378,390
 Net investment income ...............................................................      40,013        36,067      40,891
 Amortization of interest maintenance reserve ........................................       1,576         1,335         882
 Commissions and expense allowances on reinsurance ceded .............................          11            11          11
 Other income ........................................................................       3,016        13,398       8,237
                                                                                        ----------    ----------  ----------
                                                                                         1,261,135     1,084,526     619,919
Benefits and expenses:
 Benefits paid or provided for:
  Life ...............................................................................      28,060        21,256      17,844
  Surrender benefits .................................................................     431,939       286,406     206,250
  Other benefits .....................................................................      28,112        23,270      19,530
  Increase (decrease) in aggregate reserves for policies and contracts: ..............
   Life ..............................................................................      29,485        80,139     (15,132)
   Annuity ...........................................................................     (35,940)       12,877       5,229
   Other .............................................................................         794           422         109
                                                                                        ----------    ----------  ----------
                                                                                           482,450       424,370     233,830
 Insurance expenses:
  Commissions ........................................................................     179,106       140,261      82,903
  General insurance expenses .........................................................      70,546        47,406      37,246
  Taxes, licenses and fees ...........................................................      13,101        10,848       8,919
  Transfer to separate accounts ......................................................     519,214       452,471     242,427
  Other expenses .....................................................................          21            60          34
                                                                                        ----------    ----------  ----------
                                                                                           781,988       651,046     371,529
                                                                                        ----------    ----------  ----------
                                                                                         1,264,438     1,075,416     605,359
                                                                                        ----------    ----------  ----------
Gain (loss) from operations before federal income taxes and realized capital gains
 (losses) on investments .............................................................      (3,303)        9,110      14,560
Federal income tax expense ...........................................................         469         9,297       8,917
                                                                                        ----------    ----------  ----------
Gain (loss) from operations before realized capital gains (losses)
 on investments ......................................................................      (3,772)         (187)      5,643
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest
 maintenance reserve) ................................................................         747          (811)     (1,678)
                                                                                        ----------    ----------  ----------
Net income (loss) ....................................................................  $   (3,025)   $     (998)  $   3,965
                                                                                        ==========    ==========  ==========



     SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)



                                                        COMMON STOCK   PAID-IN SURPLUS
                                                       -------------- -----------------
Balance at January 1, 1995 ...........................     $1,500          $68,015
 Net income for 1995 .................................          -                -
 Net unrealized capital losses .......................          -                -
 Decrease in non-admitted assets .....................          -                -
 Decrease in asset valuation reserve .................          -                -
 Increase in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
 Other adjustments ...................................          -                -
                                                           ------          -------
Balance at December 31, 1995 .........................      1,500           68,015
 Net loss for 1996 ...................................          -                -
 Net unrealized capital gains ........................          -                -
 Decrease in non-admitted assets .....................          -                -
 Increase in asset valuation reserve .................          -                -
 Increase in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
                                                           ------          -------
Balance at December 31, 1996 .........................      1,500           68,015
 Net loss for 1997 ...................................          -                -
 Increase in non-admitted assets .....................          -                -
 Decrease in asset valuation reserve .................          -                -
 Decrease in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
 Capital contribution ................................          -           20,000
 Tax effect of capital loss carry-forward utilized
   by affiliates .....................................          -                -
                                                           ------          -------
Balance at December 31, 1997 .........................     $1,500          $88,015
                                                           ======          =======

                                                        UNASSIGNED SURPLUS   TOTAL CAPITAL AND SURPLUS
                                                       -------------------- --------------------------
Balance at January 1, 1995 ...........................       $ 25,505                $ 95,020
 Net income for 1995 .................................          3,965                   3,965
 Net unrealized capital losses .......................           (500)                   (500)
 Decrease in non-admitted assets .....................            903                     903
 Decrease in asset valuation reserve .................          2,901                   2,901
 Increase in surplus in separate accounts ............            541                     541
 Change in reserve valuation .........................         (3,496)                 (3,496)
 Other adjustments ...................................         (1,395)                 (1,395)
                                                             --------                --------
Balance at December 31, 1995 .........................         28,424                  97,939
 Net loss for 1996 ...................................           (998)                   (998)
 Net unrealized capital gains ........................          1,294                   1,294
 Decrease in non-admitted assets .....................            199                     199
 Increase in asset valuation reserve .................           (120)                   (120)
 Increase in surplus in separate accounts ............            237                     237
 Change in reserve valuation .........................         (2,995)                 (2,995)
                                                             --------                --------
Balance at December 31, 1996 .........................         26,041                  95,556
 Net loss for 1997 ...................................         (3,025)                 (3,025)
 Increase in non-admitted assets .....................           (702)                   (702)
 Decrease in asset valuation reserve .................          3,274                   3,274
 Decrease in surplus in separate accounts ............         (2,115)                 (2,115)
 Change in reserve valuation .........................         (1,872)                 (1,872)
 Capital contribution ................................              -                  20,000
 Tax effect of capital loss carry-forward utilized
   by affiliates .....................................          3,747                   3,747
                                                             --------                --------
Balance at December 31, 1997 .........................       $ 25,348                $114,863
                                                             ========                --------



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)



                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                  1997          1996          1995
                                                             ------------- ------------- -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ......  $1,224,228    $1,046,548    $  577,986
Net investment income ......................................      43,802        38,666        42,359
Life and accident and health claims ........................     (26,005)      (20,655)      (16,759)
Surrender benefits and other fund withdrawals ..............    (431,939)     (286,406)     (206,250)
Other benefits to policyholders ............................     (28,147)      (22,129)      (19,041)
Commissions, other expenses and other taxes ................    (261,352)     (196,373)     (128,341)
Net transfers to separate accounts .........................    (596,347)     (658,326)     (242,427)
Federal income taxes paid ..................................      (5,006)       (9,449)       (7,531)
Interest paid ..............................................        (731)            -             -
Other, net .................................................      (6,768)       28,325        (4,284)
                                                              ----------    ----------    ----------
Net cash used in operating activities ......................     (88,265)      (79,799)       (4,288)

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ................................     146,963       122,820       108,554
 Common stocks .............................................           -             -         2,108
 Mortgage loans on real estate .............................       2,116           132         1,954
 Real estate ...............................................           -         4,304             -
 Other .....................................................           -           175             -
                                                              ----------    ----------    ----------
                                                                 149,079       127,431       112,616
Cost of investments acquired ...............................
 Bonds and preferred stocks ................................     (40,418)      (26,826)     (139,402)
 Common stocks .............................................        (150)           (4)         (589)
 Mortgage loans on real estate .............................        (891)            -            (6)
 Real estate ...............................................     (12,002)       (7,837)         (449)
 Policy loans ..............................................     (24,137)      (15,479)       (9,605)
 Other .....................................................           -            (5)            -
                                                              ----------    -----------   ----------
                                                                 (77,598)      (50,151)     (150,051)
                                                              ----------    ----------    ----------
Net cash provided by (used in) investing activities ........      71,481        77,280       (37,435)

FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate ...........       8,200             -             -
Capital contribution .......................................      20,000             -             -
                                                              ----------    ----------    ----------
Net cash provided by financing activities ..................      28,200             -             -
                                                              ----------    ----------    ----------
Increase (decrease) in cash and short-term investments .....      11,416        (2,519)      (41,723)
Cash and short-term investments at beginning of year .......       2,480         4,999        46,722
                                                              ----------    ----------    ----------
Cash and short-term investments at end of year .............  $   13,896    $    2,480    $    4,999
                                                              ==========    ==========    ==========



     SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS - STATUTORY-BASIS

                            (DOLLARS IN THOUSANDS)

DECEMBER 31, 1997


NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of the Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING
          POLICIES--(CONTINUED)

Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office property is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 1997, 1996 and 1995, net realized capital gains of $3,259, $2,394 and $554, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,576, $1,335 and $882 for the years ended December 31, 1997, 1996 and 1995, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1997, 1996 and 1995, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING
          POLICIES--(CONTINUED)

immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,164,013, $997,513 and $466,822 in 1997, 1996 and 1995,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1996 and 1995 financial statements to conform to the 1997 presentation.

NOTE 2 -- FAIR VALUES OF FINANCIAL
          INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 2 -- FAIR VALUES OF FINANCIAL
          INSTRUMENTS--(CONTINUED)

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                DECEMBER 31
                                    1997                          1996
                         ---------------------------   ---------------------------
                           CARRYING         FAIR         CARRYING         FAIR
                             VALUE          VALUE          VALUE          VALUE
                         ------------   ------------   ------------   ------------
ADMITTED ASSETS
Bonds ................   $ 255,919      $ 267,763      $ 359,579      $ 372,319
Common stocks ........         747            747            597            597
Mortgage loans
  on real estate .....       4,824          5,143          6,049          6,134
Policy loans .........      76,741         76,741         52,604         52,604
Cash and
  short-term
  investments ........      13,896         13,896          2,480          2,480
Separate account
  assets .............   4,814,594      4,814,594      3,527,145      3,527,145
LIABILITIES
Investment
  contract
  liabilities ........     280,121        276,113        321,293        314,748
Separate account
  annuities ..........   3,615,255      3,565,557      2,692,614      2,647,266



NOTE 3 -- INVESTMENTS


The carrying value and estimated fair value of investments in debt securities are as follows:


                                           GROSS          GROSS       ESTIMATED
                           CARRYING     UNREALIZED     UNREALIZED       FAIR
                             VALUE         GAINS         LOSSES         VALUE
                          ----------   ------------   ------------   ----------
DECEMBER 31, 1997
Bonds:
 United States
    Government
    and agencies ......   $  3,675     $     9           $   30      $  3,654
 State, municipal
    and other
    government ........      3,855         360                -         4,215
 Public utilities .....     15,794         904              403        16,295
 Industrial and
    miscellaneous .....    121,513       7,700              710       128,503
 Mortgage-backed
    securities ........    111,082       4,198              184       115,096
                          --------     -------           ------      --------
 Total bonds ..........   $255,919     $13,171           $1,327      $267,763
                          ========     =======           ======      ========




                                                GROSS        GROSS     ESTIMATED
                                  CARRYING   UNREALIZED   UNREALIZED     FAIR
                                    VALUE       GAINS       LOSSES       VALUE
                                 ---------- ------------ ------------ ----------
DECEMBER 31, 1996
Bonds:
 United States Govern-
     ment and agencies ......... $ 11,422      $    13      $  292    $ 11,143
 State, municipal and
     other government ..........    5,504          274           -       5,778
 Public utilities ..............   14,808          848          80      15,576
 Industrial and miscel-
     laneous ...................  173,097        8,889         910     181,076
 Mortgage-backed
     securities ................  154,748        4,617         619     158,746
                                 --------      -------      ------    --------
 Total bonds ................... $359,579      $14,641      $1,901    $372,319
                                 ========      =======      ======    ========



The carrying value and fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 3 -- INVESTMENTS--(CONTINUED)


                                                                     ESTIMATED
                                                        CARRYING       FAIR
                                                          VALUE        VALUE
                                                       ----------   ----------
Due in one year or less ............................   $ 18,310     $ 18,467
Due one through five years .........................     67,005       70,952
Due five through ten years .........................     29,508       30,621
Due after ten years ................................     30,014       32,627
                                                       --------     --------
                                                        144,837      152,667
Mortgage and other asset backed securities .........    111,082      115,096
                                                       --------     --------
                                                       $255,919     $267,763
                                                       ========     ========



A detail of net investment income is presented below:




                                                   YEAR ENDED DECEMBER 31
                                            ------------------------------------
                                               1997         1996         1995
                                            ----------   ----------   ----------
Interest on bonds .......................   $25,723      $33,969      $38,624
Dividends on equity investments .........    10,855            -           30
Interest on mortgage loans ..............       478          559          573
Rental income on real estate ............     1,371          919        1,014
Interest on policy loans ................     4,656        3,339        2,353
Other investment income .................        26            9          328
                                            -------      -------      -------
Gross investment income .................    43,109       38,795       42,922
Investment expenses .....................    (3,096)      (2,728)      (2,031)
                                            -------      -------      -------
Net investment income ...................   $40,013      $36,067      $40,891
                                            =======      =======      =======



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:




                                          YEAR ENDED DECEMBER 31
                                  ---------------------------------------
                                      1997          1996          1995
                                  -----------   -----------   -----------
Proceeds ......................   $146,963      $122,820      $108,554
                                  ========      ========      ========
Gross realized gains ..........   $  3,921      $  2,984      $  1,631
Gross realized losses .........        626           791         1,346
                                  --------      --------      --------
Net realized gains ............   $  3,295      $  2,193      $    285
                                  ========      ========      ========



At December 31, 1997, bonds with an aggregate carrying value of $5,474 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:











                                                                    REALIZED
                                                     ---------------------------------------
                                                             YEAR ENDED DECEMBER 31
                                                     ---------------------------------------
                                                         1997          1996          1995
                                                     -----------   -----------   -----------
Debt securities ..................................   $3,295        $2,193        $   285
Mortgage loans ...................................        -             -         (1,409)
Real estate ......................................        -          (606)             -
Other invested assets ............................        -            (4)             -
                                                     ------        -------       -------
                                                      3,295         1,583         (1,124)
Tax benefit ......................................     (711)            -              -
Transfer to interest maintenance reserve .........   (3,259)       (2,394)          (554)
                                                     ------        ------        -------
Net realized gains (losses) ......................   $  747        $ (811)       $(1,678)
                                                     ======        ======        =======




                                             CHANGE IN UNREALIZED
                                    ---------------------------------------
                                            YEAR ENDED DECEMBER 31
                                    ---------------------------------------
                                       1997           1996          1995
                                    ----------   -------------   ----------
Debt securities .................     $ (896)      $(14,442)      $36,399
Common stock ....................          -            (66)         (236)
                                      ------       --------       -------
Change in unrealized appreciation
  (depreciation) ................     $ (896)      $(14,508)      $36,163
                                      ======       ========       =======



Gross unrealized gains (losses) on common stocks were as follows:



                                        UNREALIZED
                                 -------------------------
                                  YEAR ENDED DECEMBER 31
                                 -------------------------
                                  1997     1996      1995
                                 ------   ------   -------
Unrealized gains .............    $295     $295      $361
Unrealized losses ............       -        -         -
                                  ----     ----      ----
Net unrealized gains .........    $295     $295      $361
                                  ====     ====      ====



During 1997, the Company issued one mortgage loan with an interest rate of 8.07%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 69%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 3 -- INVESTMENTS--(CONTINUED)

During 1997, 1996 and 1995, no mortgage loans were foreclosed and transferred to real estate. During 1997 and 1996, the Company held a mortgage loan loss reserve in the asset valuation reserve of $54 and $138, respectively.

At December 31, 1997, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

NOTE 4 -- REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



                                       1997            1996           1995
                                  -------------   -------------   -----------
 Direct premiums ..............    $1,219,271      $1,034,757      $570,413
 Reinsurance assumed ..........         2,389           2,063         1,569
 Reinsurance ceded ............        (5,141)         (3,105)       (2,084)
                                   ----------      ----------      --------
 Net premiums earned ..........    $1,216,519      $1,033,715      $569,898
                                   ==========      ==========      ========



The Company received reinsurance recoveries in the amount of $2,288, $2,156 and $512 during 1997, 1996 and 1995, respectively. At December 31, 1997 and 1996, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,721 and $974, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1997 and 1996 of $1,369 and $1,140, respectively.

NOTE 5 -- INCOME TAXES

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital gains (losses) for the following reasons:




                                                       1997          1996        1995
                                                   ------------   ---------   ---------
Computed tax at federal statutory rate
   (35%) .......................................     $ (1,156)     $3,189      $5,096
Deferred acquisition costs - tax basis .........        9,164       7,172       4,241
Tax reserve valuation ..........................         (194)       (696)        (34)
Excess tax depreciation ........................         (127)        (65)        (49)
Amortization of IMR ............................         (552)       (467)       (309)
Dividend received deduction ....................       (5,326)          -           -
Other, net .....................................       (1,340)        164         (28)
                                                     --------      ------      ------
Federal income tax expense .....................     $    469      $9,297      $8,917
                                                     ========      ======      ======



For the year ended December 31, 1997, federal income tax benefit differs from the amount computed by applying the statutory federal income tax rate to realized gains due to the recognition for tax purposes of a deferred loss previously incurred on a transfer of bonds from the Company to an affiliate.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1997). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

In 1995, the Company reached a final settlement with the Internal Revenue Service for 1987 through 1993 resulting in taxes of $1,275 and interest of $120 (net of $65 tax effect). The assessment was charged to surplus as a prior period adjustment. An examination is currently underway for years 1994 through 1995.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 5 -- INCOME TAXES--(CONTINUED)

At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

NOTE 6 -- POLICY AND CONTRACT ATTRIBUTES

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately
 .03% and .04% of life insurance in force at December 31, 1997 and 1996, respectively.

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:




                                                   DECEMBER 31
                                  ----------------------------------------------
                                           1997                    1996
                                  ----------------------- ----------------------
                                                 PERCENT                PERCENT
                                     AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                  ------------ ---------- ------------ ---------
Subject to discretionary
  withdrawal with market
  value adjustment ..............  $   13,812      1%      $   14,881      1%
Subject to discretionary
  withdrawal at book value
  less surrender charge .........      68,376      2           63,619      2
Subject to discretionary
  withdrawal at market value        3,615,255     91        2,692,614     89
Subject to discretionary
  withdrawal at book value
  (minimal or no charges or
  adjustments) ..................     201,457      5          239,204      7
Not subject to discretionary
  withdrawal provision ..........      16,572      1           17,603      1
                                   ----------     --       ----------     --
                                    3,915,472    100%       3,027,921    100%
                                                 ====                    ====


                                                   DECEMBER 31
                                  ----------------------------------------------
                                           1997                    1996
                                  ----------------------- ----------------------
                                                 PERCENT                PERCENT
                                     AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                  ------------ ---------- ------------ ---------
Less reinsurance ceded ..........           -                       -
                                   ----------              ----------
Total policy reserves on
  annuities and deposit fund
  liabilities ...................  $3,915,472              $3,027,921
                                   ==========              ==========



A reconciliation of the amounts transferred to and from the separate accounts is presented below:










                                                 1997            1996           1995
                                            -------------   -------------   -----------
Transfers as reported in the
    summary of operations of the
    separate accounts statement:
Transfers to separate accounts ..........   $1,164,013      $997,513         $466,882
Transfers from separate
   accounts .............................      646,477       339,523          224,416
                                            ----------      --------        ---------
Net transfers to separate
   accounts .............................      517,536       657,990          242,466
Reconciling adjustments - change
   in accruals for investment
   management, administration
   fees and contract guarantees,
   and separate account surplus .........        1,678      (205,519)             (39)
                                            ----------      --------        ---------
Transfers as reported in the
   summary of operations of the
   life, accident and health annual
   statement ............................   $  519,214      $452,471         $242,427
                                            ==========      ========        =========



Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1997 and 1996, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 6 -- POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


                                                  GROSS      LOADING       NET
                                                ---------   ---------   --------
DECEMBER 31, 1997
Ordinary direct first year business .........   $    2         $  1     $    1
Ordinary direct renewal business ............    1,350          140      1,210
Group life direct business ..................      717            -        717
                                                ------         ----     ------
                                                $2,069         $141     $1,928
                                                ======         ====     ======
DECEMBER 31, 1996
Ordinary direct first year business .........   $   40         $  9     $   31
Ordinary direct renewal business ............    1,431          225      1,206
Group life direct business ..................      622            -        622
Annuity renewal business ....................       94           10         84
                                                ------         ----     ------
                                                $2,187         $244     $1,943
                                                ======         ====     ======



At December 31, 1997 and 1996, the Company had insurance in force aggregating $1,710 and $1,904, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Department of the State of Ohio. The Company established policy reserves of $26 and $27 to cover these deficiencies at December 31, 1997 and 1996, respectively.


In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $1,872, $2,995 and $3,496 was made for the years ended December 31, 1997, 1996 and 1995, respectively, related to the change in reserve methodology.


NOTE 7 -- DIVIDEND RESTRICTIONS


Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.


NOTE 8 -- RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $659, $581 and $505 for the years ended December 31, 1997, 1996 and 1995, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $448, $184 and $305 for the years ended December 31, 1997, 1996 and 1995, respectively.


AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.


In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

NOTE 8 -- RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $99, $98 and $86 for the years ended December 31, 1997, 1996 and 1995, respectively.

NOTE 9 -- RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1997, 1996 and 1995, the Company paid $10,040, $10,038 and $8,825, respectively, for such services, which approximates their costs to the affiliates. Company provides office space, marketing and administrative services to certain affiliates. During 1997, 1996 and 1995, the Company received $4,395, $3,271 and $4,545, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $1,925 and $19,298 at December 31, 1997 and 1996, respectively.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.33% at December 31, 1997. During 1997, 1996 and 1995, the Company paid (received) net interest of $364, $138 and $(294), respectively, to (from) affiliates.

The Company received capital contributions of $20,000 from its parent in 1997.

At December 31, 1997, the Company has a $8,200 short-term note payable to an affiliate. Interest on this note accrues at 5.60%.

NOTE 10 -- COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown nsolvencies are not determinable by the Company. The Company has established a reserve of $4,007 and $4,344 and an offsetting premium tax benefit of $1,070 and $1,218 at December 31, 1997 and 1996, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $0, $212 and $1,950 at December 31, 1997, 1996 and 1995, respectively.

NOTE 11 -- YEAR 2000 (UNAUDITED)

AEGON has adopted and has in place a Year 2000 Assessment and Planning Project (the "Project") to review and analyze its information technology and systems to determine if they are Year 2000 compatible. The Company has begun to convert or modify, where necessary, critical data processing systems. It is contemplated that the plan will be substantially completed by early 1999. The Company does not expect this project to have a significant effect on operations. However, to mitigate the effect of outside influences upon the success of the project, the Company has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. Management believes that the issues associated with the Year 2000 will be resolved with no material financial impact on the Company.

Since the Year 2000 computer problem, and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived Project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of the Company, its ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond its knowledge or control.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

       SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES

                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997


SCHEDULE I


                                                                                            AMOUNT AT WHICH
                                                                                             SHOWN IN THE
TYPE OF INVESTMENT                                                    COST (1)     VALUE     BALANCE SHEET
------------------                                                   ---------- ---------- ----------------
FIXED MATURITIES
Bonds:
 United States Government and government agencies and authorities ..  $ 65,611   $ 68,452      $ 65,611
 States, municipalities and political subdivisions .................     1,840      1,974         1,840
 Foreign governments ...............................................     2,015      2,241         2,015
 Public utilities ..................................................    15,794     16,295        15,794
 All other corporate bonds .........................................   170,659    178,801       170,659
                                                                      --------   --------      --------
Total fixed maturities .............................................   255,919    267,763       255,919

EQUITY SECURITIES
Common stocks:
 Industrial, miscellaneous and all other ...........................       452        747           747
                                                                      --------   --------      --------
Total equity securities ............................................       452        747           747
Mortgage loans on real estate ......................................     4,824                    4,824
Real estate ........................................................    19,964                   19,964
Policy loans .......................................................    76,741                   76,741
Cash and short-term investments ....................................    13,896                   13,896
                                                                      --------                 --------
Total investments ..................................................  $371,796                 $372,091
                                                                      ========                 ========



(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION

                            (DOLLARS IN THOUSANDS)



SCHEDULE III



                                                                                          BENEFITS,
                                                                                           CLAIMS,
                                 FUTURE POLICY    POLICY AND                    NET      LOSSES AND     OTHER
                                  BENEFITS AND     CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT   OPERATING
                                    EXPENSES     LIABILITIES     REVENUE      INCOME*     EXPENSES    EXPENSES*
                                --------------- ------------- ------------ ------------ ------------ ----------
YEAR ENDED DECEMBER 31, 1997
Individual life ...............     $177,088       $ 9,533     $  390,452     $13,742     $ 88,738    $176,303
Group life ....................        9,435           805          3,918         810        3,986       3,292
Annuity .......................      296,290           591        822,149      25,461      389,726      83,179
                                    --------       -------     ----------     -------     --------    --------
                                    $482,813       $10,929     $1,216,519     $40,013     $482,450    $262,774
                                    ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1996
Individual life ...............     $145,964       $ 7,017     $  289,375     $ 8,228     $125,861    $124,181
Group life and health .........        9,202           713          4,215       3,940        3,828       2,818
Annuity .......................      332,230           854        740,125      23,899      294,681      71,576
                                    --------       -------     ----------     -------     --------    --------
                                    $487,396       $ 8,584     $1,033,715     $36,067     $424,370    $198,575
                                    ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1995
Individual life ...............     $ 64,128       $ 5,811     $  188,143     $ 9,470     $ 20,048    $ 83,709
Group life ....................        7,904           701          3,365       1,054        2,774         946
Annuity .......................      319,353           100        378,390      30,367      211,008      44,447
                                    --------       -------     ----------     -------     --------    --------
                                    $391,385       $ 6,612     $  569,898     $40,891     $233,830    $129,102
                                    ========       =======     ==========     =======     ========    ========



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE


                            (DOLLARS IN THOUSANDS)

SCHEDULE IV




                                                    CEDED TO      ASSUMED                   PERCENTAGE OF
                                                     OTHER      FROM OTHER        NET       AMOUNT ASSUMED
                                   GROSS AMOUNT    COMPANIES     COMPANIES      AMOUNT          TO NET
                                  -------------- ------------- ------------ -------------- ---------------
YEAR ENDED DECEMBER 31, 1997
Life insurance in force .........  $40,221,361    $6,776,447    $2,692,822   $36,137,736          7.5%
                                   ===========    ==========    ==========   ===========          ===
Premiums:
 Individual life ................  $   395,361    $    4,910    $        -   $   390,452          0.0%
 Group life and health ..........        1,761           231         2,389         3,918         61.0
 Annuity ........................      822,149             -             -       822,149          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $ 1,219,271    $    5,141    $    2,389   $ 1,216,519          0.2%
                                   ===========    ==========    ==========   ===========         ====
YEAR ENDED DECEMBER 31, 1996
Life insurance in force .........  $28,168,880    $4,463,986    $2,210,601   $25,915,495          8.5%
                                   ===========    ==========    ==========   ===========         ====
Premiums:
 Individual life ................  $   292,239    $    2,863    $        -   $   289,376          0.0%
 Group life and health ..........        2,393           242         2,063         4,214         49.0
 Annuity ........................      740,125             -             -       740,125          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $ 1,034,757    $    3,105    $    2,063   $ 1,033,715          0.2%
                                   ===========    ==========    ==========   ===========         ====
YEAR ENDED DECEMBER 31, 1995
Life insurance in force .........  $19,438,203    $1,365,119    $1,619,378   $19,692,462          8.2%
                                   ===========    ==========    ==========   ===========         ====
Premiums:
 Individual life ................  $   189,870    $    1,727    $        -   $   188,143          0.0%
 Group life .....................        2,153           357         1,569         3,365         46.6
 Annuity ........................      378,390             -             -       378,390          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $   570,413    $    2,084    $    1,569   $   569,898          0.2%
                                   ===========    ==========    ==========   ===========         ====



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